UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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THE CHEMOURS COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Chemours™

Chemours

2025 PROXY STATEMENT

AND NOTICE OF ANNUAL SHAREHOLDERS MEETING

March 20, 2025	1007 Market Street Wilmington, Delaware 19801

DAWN FARRELL CHAIR OF THE BOARD
DEAR FELLOW SHAREHOLDERS:
On behalf of the Board of Directors, thank you for your continued trust and investment in Chemours. As a company, we take immense pride in using our deep expertise in chemistry to continuously innovate and deliver mission-critical solutions that are enabling and shaping the future. In 2024, our refreshed business strategy reinvigorated our work to deliver trusted chemistry, make people’s lives better, and help our communities thrive, providing a solid foundation to create sustained value for our shareholders.
NEW LEADERSHIP TEAM AND STRATEGY FOR LONG TERM SUCCESS
With a refreshed leadership team and driven by consistent and effective operational execution, we were pleased to deliver solid financial results in 2024 that demonstrate our positive momentum. We remain confident that our continued focus will drive strong operational and financial performance across our three businesses, and ultimately position Chemours on a pathway to success.
Denise Dignam was appointed CEO in March 2024. She is an experienced and capable executive with over 35 years of experience in the chemical industry and a proven track record of results in her prior positions as President of Chemours’ Titanium Technologies (“TT”) segment and President of the Advanced Performance Materials (“APM”) segment. Shane Hostetter joined as our CFO in July 2024. Shane brings over 20 years of experience and demonstrated capabilities, further solidifying our leadership team. Under their management and direction, Chemours has made significant strides to position the Company for long-term growth.
Our Board of Directors worked closely with Chemours leadership throughout 2024 to review our entire business and listen to and learn from our shareholders and other stakeholders. We outlined a set of renewed core values to guide our work and strengthen our culture — Safety, Integrity, Partnership, Ownership, and Respect — and developed a renewed corporate strategy that unlocks value for shareholders and builds on our commitments to the customers and communities we serve.
Our refreshed corporate strategy, Pathway to Thrive, is focused around four pillars: Operational Excellence, Enabling Growth, Portfolio Management, and Strengthening the Long Term. Each of these pillars are rooted in our foundation of balanced and disciplined capital allocation. Our strategy is intended to capitalize on the fundamental strengths of our businesses, our incredible talent and competitive differentiators.
We are encouraged by early indications of the new management team’s success in executing our refreshed business strategy, driving operational efficiencies, pursuing growth in high potential end-markets such as semiconductors, data centers, electric vehicle batteries and low global-warming refrigerants, ensuring that our businesses are well-positioned to drive strong results.
We have further solidified our leadership team with the recent appointments of Damián Gumpel as President of Chemours’ TT business and Diane Picho as Chief Enterprise Enablement Officer. Damián’s strategic experience, business leadership and transformation background will allow us to continue to build on the success of our existing TT transformation plan and contribute significantly to advancing our strategy. Diane brings over 40 years of business leadership spanning each of Chemours’ three business segments to this new role and will be focused on accelerating the Operational Excellence and Growth Enablement pillars of our strategy, working across our businesses to deliver results. These management appointments will support ongoing progress on our strategy and create value for our shareholders.
Under management’s leadership and with oversight from the Board of Directors, we took decisive actions and spent considerable time over the past year strengthening our internal controls and procedures. The Audit Committee, under the leadership of its Chair, Curt Anastasio, actively engaged with and oversaw management’s comprehensive workplan for internal control remediation. This work included the establishment of a Remediation Management Office (“RMO”) to monitor progress towards internal control enhancements as well as engagement with external legal, accounting, financial and other consulting, and professional services firms to assist in the development and execution of the comprehensive remediation program. We are pleased to report that we have successfully remediated the material weaknesses that were identified and have concluded that as of December 31, 2024, our internal control over financial reporting is effective.
The Board would like to recognize Curt for his service on the Company’s Board since its founding and his leadership as Chair of the Audit Committee. The Board would also like to thank Guillaume Pepy for his service on the Board, his insights into our international operations and his contributions to the Environmental, Health, Safety & Operations Committee.
The Board continues to remain committed to ensuring we meet the highest standards of governance, financial reporting, and compliance throughout our organization.
LED BY AN EXPERIENCED AND REFRESHED BOARD
We remain committed to continually evaluating our Board composition. Through active and thoughtful Board refreshment we have ensured a diversity of expertise and perspectives are represented in the boardroom, enabling us to better anticipate emerging trends, stay ahead of the market, and implement effective oversight. Since last year’s Annual Meeting, we have welcomed Livingston (Tony) L. Satterthwaite, Joseph D. Kava and Leslie M. Turner to our Board, as new Independent Directors, bringing valuable expertise in global operations, the development and commercialization of new sustainable products, research and development, technological innovation, legal and governance, information technology and cybersecurity. In addition, we have nominated George Brokaw and Courtney Mather to our Board, bringing valuable expertise in finance, capital markets, investments and risk management. These appointments, and the deep experience of our longer serving board members, allow us to span industries, issues, and technologies that are important to the future of Chemours. We believe our Board encompasses a balanced set of diverse skills and experiences to effectively oversee the Company’s business strategy.
More specifically, Tony’s demonstrated expertise in driving innovation and business growth as well as significant experience in global businesses and operations, and Joseph’s proven track record in technology, data centers, sustainability, innovation, operations, and new product introductions are valuable areas of expertise for Chemours as we continue to aggressively advance the Enabling Growth pillar of our Pathway to Thrive business strategy. Additionally, Leslie’s and George’s extensive experience with corporate governance and proven track record of success in navigating complex legal, regulatory, geopolitical and business environments will be beneficial to the Strengthening the Long Term pillar.
COMMITTED TO ACTIVE SHAREHOLDER ENGAGEMENT AND RESPONSIVENESS
We are fortunate to have investors who regularly engage with the Company and share their valuable perspectives on what we are doing well and how we can continue to improve. As part of our robust outreach and engagement program, led by our independent directors, we met with shareholders collectively representing nearly 50 percent of our outstanding shares throughout the past year to discuss our refreshed strategy, governance priorities and oversight of internal controls.
Based on the Board’s ongoing review of the Company’s corporate governance principles and majority support for similar proposals in 2018 and 2021, we are again submitting a proposal to eliminate our supermajority vote standard with respect to certificate of incorporation and bylaw amendments. We urge all our shareholders to support this proposal.
LEADING RESPONSIBLY
Embedded in our strategy and values is a commitment to operate with the highest standards of responsible business and manufacturing practices including a relentless focus on attracting and retaining best-in-industry talent and positively impacting the communities in which we operate. The Board oversees responsible business practices as integral elements of our strategy and long-term success. Our continued focus on safety excellence allowed us to sustain a strong safety performance exceeding the industry average while continuing to enhance operational efficiency. Notably, we expanded our manufacturing capacity of Teflon™ PFA at our Washington Works facility in West Viriginia, completed capacity expansion for Opteon™ refrigerants at our Corpus Christi facility in Texas, and opened our new state-of-the-art EV battery innovation center in Newark, Delaware as part of our investments in innovation.
I look at this new chapter of Chemours’ growth with deep confidence in the path ahead. The strength of our strategy, along with the dedication and talent of our management team and people, positions us for continued success and long-term shareholder value creation.
On behalf of the Board, I invite you to attend our 2025 Annual Meeting of Shareholders on Tuesday, April 22, 2025. The attached Notice of the 2025 Annual Meeting of Shareholders and Proxy Statement contains information about the business to be conducted at the Meeting. We look forward to continuing the dialogue with you, our shareholders, and thank you for your ongoing support.
Sincerely,
Dawn L. Farrell
Chair of the Board

About Chemours
OUR COMPANY

Chemours delivers trusted chemistry that is essential to the world.
The Chemours Company is a leading, global provider of performance chemicals that are key inputs in end-products and processes in a variety of industries. Our world-class product portfolio and unmatched expertise in chemistry brings everyday convenience to virtually everything people touch in their daily lives, making our products and the solutions they enable both vital and essential.
Science and technology are the cornerstones of our innovation, with a focus on key markets, including clean energy, advanced electronics and high-performance computing, sustainable cooling, high-quality paints, coatings and laminates. Our customer base includes a diverse set of companies, many of which are leaders in their respective industries.
We are committed to creating value for our customers and stakeholders around the world through innovative and sustainable solutions, using chemistry to help people live better and communities thrive. Our talented and deeply knowledgeable people move our business forward and are Chemours’ greatest advantage in achieving the best outcomes for our business, shareholders and communities.
INDUSTRY LEADING BUSINESSES

THERMAL & SPECIALIZED SOLUTIONS	TITANIUM TECHNOLOGIES	ADVANCED PERFORMANCE MATERIALS
Leading global provider of refrigerants, thermal management solutions, propellants, and specialty solvents.	Global manufacturer of high-quality titanium dioxide (‘‘TiO2”) pigment, a premium white pigment used to deliver whiteness, brightness, opacity, and protection in a variety of applications.	Creates high-end polymers and advanced materials that deliver unique attributes, including low friction coefficients, extreme temperature and weather resistance, ultraviolet and chemical resistance, and electrical insulation.

OUR CORPORATE STRATEGY
In 2024, we launched our refreshed business strategy, Pathway to Thrive. The strategy focuses on the four key pillars — Operational Excellence, Enabling Growth, Portfolio Management, and Strengthening the Long Term —  laying a solid foundation that will enable the Company to generate sustained value for our shareholders. As we drive our strategy and operate our business, we do so guided by our values and our vision to deliver trusted chemistry. Together, our values, vision, and strategy guide and reflect the fundamental strengths of our businesses and our incredible talent.

Notice of 2025 Annual Meeting of Shareholders	1007 Market Street Wilmington, Delaware 19801

Time and Date: April 22, 2025 10:00 am EST	Place: Virtual Only — No Physical Meeting Location	Record date: February 28, 2025
The Annual Meeting of Shareholders for The Chemours Company (the “Company”) will be held virtually on April 22, 2025, at 10:00 a.m. Eastern Time (including any adjournments or postponements) for the following purposes:
1.	To elect twelve director nominees named in the accompanying Proxy Statement to serve one-year terms expiring at the Annual Meeting of Shareholders in 2026;
2.	To hold a non-binding advisory vote to approve the compensation of our named executive officers;
3.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2025;
4.	To approve amendments to the Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions with respect to certificate of incorporation and bylaw amendments;
5.	To vote on a Shareholder Proposal to adopt a policy to assess biodiversity impacts prior to commencing mining operations; and
6.	To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2025:
The Notice of Annual Meeting of Shareholders,
Proxy Statement and Annual Report are available at www.allianceproxy.com/chemours/2025

Only shareholders of record at the close of business on February 28, 2025 are entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements of the Annual Meeting.
By Order of the Board of Directors
Kristine M. Wellman
Senior Vice President, General Counsel &
Corporate Secretary
March 20, 2025
Your vote is important. Even if you plan to attend the Annual Meeting, we still encourage you to submit your proxy via Internet, telephone or mail prior to the meeting. If you later choose to revoke your proxy or change your vote, you may do so by following the procedures described under “Can I revoke a proxy?” and “Can I change my vote after I have delivered my proxy?” in the “General Information About the Meeting” section of the attached Proxy Statement.

Compensation Discussion and Analysis	47
Executive Compensation Tables	74
Compensation and Leadership Development Committee Report	86
PROPOSAL 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	94
PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	95
Fees Paid to Independent Registered Public Accounting Firm	95
Audit Committee’s Pre-Approval Policies and Procedures	96
Report of the Audit Committee	96
PROPOSAL 4 — APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS WITH RESPECT TO CERTIFICATE OF INCORPORATION AND BYLAW AMENDMENTS	98
PROPOSAL 5 — SHAREHOLDER PROPOSAL TO ADOPT A POLICY TO ASSESS BIODIVERSITY IMPACTS PRIOR TO COMMENCING MINING OPERATIONS	100
CERTAIN RELATIONSHIPS AND TRANSACTIONS	104
OTHER INFORMATION	105
Other Business that May Come Before the Meeting	105
2026 Annual Meeting of Shareholders	105
Annual Report on Form 10-K	105
GENERAL INFORMATION ABOUT THE MEETING	106

Proxy Highlights
Details of the Annual Meeting of Shareholders (including any adjournments and postponements) for The Chemours Company (“Chemours” or the “Company”), including the location of the meeting and the proposals its shareholders will vote upon at the meeting are listed below.

Time and Date 10:00 a.m. (Eastern Time) on April 22, 2025	Place: Virtual Meeting Only — No Physical Location
The Annual Meeting of Shareholders for the Chemours Company (the “Company”) will be held virtually on April 22, 2025 at 10:00 a.m. Eastern Time (including any adjournments or postponements) for the following purposes:
MANAGEMENT PROPOSALS	BOARD VOTE RECOMMENDATION	SEE PAGE
Proposal 1 — Election of Directors Our Board is comprised of highly qualified directors with the depth and diversity of skills to support our refreshed corporate growth strategy	FOR EACH NOMINEE	12
Proposal 2 — Advisory Vote on Executive Compensation The Compensation and Leadership Development Committee (“CLDC”) believes that 2024 pay outcomes are aligned with our financial performance results and our shareholders’ experience	FOR	94
Proposal 3 — Ratification of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP is qualified to serve as our independent auditor and possesses the expertise needed to audit our corporate financial statements	FOR	95
Proposal 4 — Proposal to Amend the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions with Respect to Certificate and Bylaw Amendments The Board has determined that it is in the best interests of the Company and its shareholders to amend the Certificate to remove the supermajority voting requirements	FOR	98
Proposal 5 — Shareholder Proposal to Adopt a Policy to Assess Biodiversity Impacts Prior to Commencing Mining Operations The Board has determined that is it not in the best interests of the Company and its shareholders to approve this Proposal because it is unnecessary and duplicative.	AGAINST	100

Voting
As a shareholder, you are invited to participate in the Annual Meeting and are entitled and encouraged to vote on the proposals described in this Proxy Statement. Only holders of record of Chemours common stock at the close of business on February 28, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote.
If your shares are registered directly in your own name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” with respect to those shares, and these proxy materials have been sent directly to you. As a shareholder of record, you may submit your proxy in advance of the Annual Meeting using any of the following alternatives:

INTERNET	MAIL	TELEPHONE	DURING THE MEETING
Visit www.AALVote.com/CC. Have your proxy card available when you access the above website. Follow the prompts to vote your shares by Internet until 11:59 p.m., Eastern Time, on April 21, 2025.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.	Use any touch-tone telephone to vote your proxy. Call 1 866-804- 9616. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
If you wish to vote your shares electronically during the virtual Annual Meeting, you will need to click on www.AALvote.com/CC during the Annual Meeting while the polls are open. You will need the control number on your proxy materials mailed to you, as applicable.

If, like most shareholders of the Company, you hold your shares through a broker, bank or other nominee, you are considered a “beneficial owner” of those shares, holding the shares in “street name.” If you are a beneficial owner of shares, you will receive instructions from your broker or other nominee describing how to vote your shares. To vote online during the Annual Meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.
This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this report, including in “Executive Compensation — Compensation Discussion and Analysis.” These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report. Readers are cautioned not to place
2025 PROXY STATEMENT |	2

undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.
This Proxy Statement includes website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

2024 BUSINESS HIGHLIGHTS

CHEMOURS AT A GLANCE

NYSE: CC

FY 2024 RESULTS

$5.8B	$86M	$786M	$148M
net sales	net income	adj. EBITDA[1]	total dividends paid

(1) Please refer to the Appendix A for reconciliation of GAAP and non-GAAP financial measures

6,000
employees worldwide

60+
global manufacturing facilities, laboratory sites, joint ventures and offices

~110
countries where we are serving customers

REVENUE BY BUSINESS SEGMENT

$5.8B
Total revenue

$1.8B	Thermal & Specialized Solutions
$2.6B	Titanium Technologies
$1.3B	Advanced Performance Materials
$54M	Other Segment

REVENUE BY GEOGRAPHY

$5.8B
Total revenue

$2.6B	North America
$1.4B	Asia Pacific
$1.1B	EMEA
$669M	Latin America

FISCAL YEAR 2024 YEAR IN REVIEW
We established and executed on a refreshed three-year business strategy, Pathway to Thrive, focused around four pillars: Operational Excellence, Enabling Growth, Portfolio Management, and Strengthening the Long Term. Each of these pillars are rooted in our foundation of balanced and disciplined capital allocation. Our strategy is intended to capitalize on the fundamental strengths of our businesses, our incredible talent and competitive differentiators. We are proud of the significant progress we have made to date in executing our Pathway to Thrive strategy and remain confident that our continued focus will drive strong operational and financial performance across our three businesses and position Chemours for long-term success and value creation.
▪
Thermal & Specialized Solutions (“TSS”) business continued transitioning into low global warming OpteonTM refrigerants, including a 40% capacity expansion at our Corpus Christi site in Texas. As of the beginning of 2025, we now have half of that new low Global Warming Potential (“GWP”) production capacity available, with the remaining capacity expected to be available in 2026, securing our leadership position to support the continued regulatory transition to low GWP refrigerants in key end markets. With the U.S. AIM Act and EU F-Gas regulatory transitions underway, we continue to experience the strong adoption for OpteonTM refrigerants.

2025 PROXY STATEMENT |	4

▪
Titanium Technologies (“TT”) continued to make strong progress against its Transformation Plan, achieving approximately $140 million of total cost savings in 2024, ahead of our initial target, and year-over-year margin improvement. We delivered stable volumes, despite the historic drought that temporarily impacted our Altamira site and continued market challenges, including high channel inventories and slower-than-expected market recovery.

▪
Advanced Performance Materials (“APM”) benefitted from our production expansion for TeflonTM PFA resin, a critical material for semiconductor manufacturing. This was a key priority for the APM leadership team and represents an important step forward toward meeting significant PFA demand and serving our customers in the semiconductor market.

CORPORATE GOVERNANCE HIGHLIGHTS
Our Board of Directors is committed to corporate governance best practices to effectively oversee execution of our strategy.

Board Independence
▪
Independent Board Chair

▪
11 of 12 director nominees are independent (except our CEO)

▪
Executive sessions of independent directors are held at each regularly scheduled Board meeting

▪
Focused on board refreshment with new directors appointed every year since 2021

Board Practices
▪
Highly qualified directors reflect a diverse mix of business backgrounds, skills and experiences

▪
Annual Board and Committee performance self-evaluations to ensure effectiveness and launched program for individual director assessments

▪
Dedicated standing committees oversee key risk areas

–
The Audit Committee is responsible for the oversight of financial related risks and cybersecurity risks

–
The CLDC oversees succession planning for both planned and unplanned transitions

–
Nominating and Corporate Governance Committee (“NCG Committee”) responsible for the oversight of sustainability risks

–
Dedicated Environmental, Health, and Safety & Operational Performance Committee (“EHS&O Committee”)

▪
4 of 5 Audit Committee members are “audit committee financial experts”

▪
New director orientation program and continuing education opportunities for all directors

▪
Directors have access to the management team and advisors, and visit the Company’s facilities regularly

▪
The Board and its Committees may retain outside legal, financial or other advisors, as necessary and appropriate

Accountable to Shareholders
▪
Single class of shares with equal voting rights

▪
All directors elected annually (directors received over 95% shareholder support, on average, at each of the last three annual meetings)

▪
Annual say-on-pay vote

▪
Majority voting for uncontested elections with a director resignation policy

▪
Stock ownership guidelines and holding requirements for executives and directors

▪
Anti-hedging and anti-pledging policies

Recent Governance Updates
▪
Approved new Chemours Company Code of Conduct in 2024; enhanced Director Code of Conduct in 2023.

▪
In its first year as a standalone dedicated committee, the EHS&O Committee enhanced oversight of our safety culture and environmental impact, including the safety and efficiency of our operations.

▪
Appointed Livingston (Tony) L. Satterthwaite to the Board in June 2024. Mr. Satterthwaite brings extensive experience in overseeing information technology, differentiated customer engagement strategies, and digital and corporate data management.

▪
Appointed Joseph D. Kava to the Board in January 2025. Mr. Kava brings three decades of leadership, operational excellence and technical expertise in the design, construction management, operations, power purchasing, engineering, facility and hardware application of data centers.

▪
Appointed Leslie M. Turner to the Board in February 2025. Ms. Turner brings extensive experience in advising and overseeing legal matters, corporate governance, public policy, regulatory initiatives, global risk management, complex litigation and strategic planning.

▪
Nominated George R. Brokaw to the Board for the 2025 Annual Meeting. Mr. Brokaw brings extensive experience in private equity and hedge fund investing, capital markets, risk management, corporate finance and strategic planning.

▪
Nominated Courtney Mather to the Board for the 2025 Annual Meeting. Mr. Mather brings extensive business and financial expertise and experience in providing strategic advice and guidance to companies and will contribute valuable insights to the Board’s oversight of financial reporting, risk management and capital allocation.

Recent Internal Controls Updates
▪
The Company has successfully remediated all four of the previously identified material weaknesses during 2024 and has concluded that the Company's internal control over financial reporting was effective as of December 31, 2024.

▪
The Audit Committee actively engaged with and oversaw management’s comprehensive workplan for internal control remediation. This work included the establishment of a Remediation Management Office (“RMO”) to monitor progress towards internal control remediation as well as engagement with external legal, accounting, financial and other consulting, and professional services firms to assist in the development and execution of the comprehensive remediation program.

▪
Established a new Speak-Up Policy in 2024 which reinforces every employee’s responsibility to raise concerns.

2025 PROXY STATEMENT |	6

▪
Strengthened our finance team by hiring Shane Hostetter as Chief Financial Officer on July 1, 2024, and David Will as Chief Accounting Officer on August 12, 2024. These additions to our finance team as well as other additions to senior management helped set an appropriate tone at the top.

▪
Clawback (with express linkage to Code of Conduct and other corporate policies) and Anti-Hedging policies and adopted Executive Officer Clawback policy in compliance with SEC Rule 10D-1 and New York Stock Exchange (“NYSE”) Listing Standards.

▪
Enhanced our policies and protocols related to working capital management practices and enhanced communication between management and the Board.

▪
Enhanced our internal management representation letter process which serves as a mechanism for internal information sharing and supports our CEO and CFO certifications regarding the accuracy of our financial statements.

▪
Provided additional training for employees and members of management in the area of accounting, finance, business and legal.

Board Nominees Snapshot

OUR BOARD(1)
Nominee	Principal Occupation	Independent	Age	Director Since	Committee Memberships
					AUDIT	CLDC	EHS&O	NCG
George R. Brokaw	Private Investor		57	New Director Nominee
Alister Cowan	Former CFO at Suncor Energy		60	2023
Mary B. Cranston	Former Senior Partner and Chair Emeritus of Pillsbury Winthrop Shaw Pittman		77	2015
Denise M. Dignam	President & CEO of Chemours		59	2024
Dawn L. Farrell Board Chair	Former President and CEO of TransAlta Corporation		65	2015
Pamela F. Fletcher	CEO at Sion Power		58	2024
Erin N. Kane	President and CEO of AdvanSix		48	2019
Joseph D. Kava	VP, Data Centers at Google		57	2025
Sean D. Keohane	President and CEO of Cabot Corporation		57	2018
Courtney Mather	CEO and CIO of Vision One		48	New Director Nominee
Livingston L. Satterthwaite	Former Vice Chair and SVP, IT and Digital Services at Cummins		64	2024
Leslie M. Turner	Former General Counsel of Hershey		67	2025
 - Committee member        - Committee Chair        - Audit Committee Financial Expert
(1)
On February 13, 2025, Curtis V. Anastasio informed the Company that he will not stand for reelection at the Annual Meeting. Until the Annual Meeting, Mr. Anastasio will continue to serve as Chair of the Audit Committee. Following the conclusion of the Annual Meeting, Mr. Cowan will become the Chair of the Audit Committee. On March 9, 2025, Guillaume Pepy informed the Company that he will not stand for reelection at the Annual Meeting.

2025 PROXY STATEMENT |	8

BOARD SKILLS AND CHARACTERISTICS
Chemical Industry	6/12
COMPLEX LITIGATION AND CLASS ACTION RESOLUTION	5/12
CORPORATE GOVERNANCE AND OTHER PUBLIC BOARD EXPERIENCE	11/12
ENVIRONMENTAL, HEALTH, SAFETY, AND SUSTAINABILITY	11/12
EXECUTIVE LEADERSHIP	12/12
HUMAN CAPITAL AND TALENT MANAGEMENT	12/12
INFORMATION TECHNOLOGY AND CYBERSECURITY	8/12
INTERNATIONAL OPERATIONS	12/12
LEGAL AND REGULATORY	8/12
LOGISTICS AND SUPPLY CHAIN	11/12
MARKETING AND BUSINESS DEVELOPMENT	10/12
MERGERS & ACQUISITIONS AND CAPITAL MARKETS	9/12
R&D AND TECHNOLOGICAL INNOVATION	9/12
RISK MANAGEMENT	12/12
STRATEGIC PLANNING	12/12
DIRECTOR NOMINEE COMPOSITION

2024 COMPENSATION HIGHLIGHTS

Executive Compensation Philosophy
Pay for Performance	Align executive pay with the Company’s strategic and financial priorities that drive shareholder value
Shareholder Alignment	Promote a culture that aligns executive interests with those of our shareholders
Talent Attraction	Provide competitive pay opportunities to attract, retain, and motivate high-performing executive talent

2024 TARGET EXECUTIVE COMPENSATION

CEO
15%
BASE SALARY
18%
ANNUAL INCENTIVE
67%
LONG-TERM INCENTIVE
25% PERFORMANCE SHARE UNITS
25% PERFORMANCE STOCK OPTIONS
25% NON-QUALIFIED STOCK OPTIONS
25% RESTRICTED STOCK UNITS
CEO PAY ELEMENTS
85% INCENTIVE BASED
NEO
31%
BASE SALARY
22%
ANNUAL INCENTIVE
47%
LONG-TERM INCENTIVE
25% PERFORMANCE SHARE UNITS
25% PERFORMANCE STOCK OPTIONS
25% NON-QUALIFIED STOCK OPTIONS
25% RESTRICTED STOCK UNITS
OTHER NEO PAY ELEMENTS
69% INCENTIVE BASED

2024 COMPENSATION PROGRAM HIGHLIGHTS
▪
The 2024 Annual Incentive Plan (“AIP”) design was tied to our performance against financial and sustainability metrics.

▪
2024 CEO Pay elements are 85% at risk and Named Executive Officers (“NEOs”) are 69% at risk.

▪
CLDC-led adjustments to incentive compensation metrics for working capital timing actions and placed greater focus on Adjusted EBITDA. Additionally, the Committee further aligned Management and Shareholder interests by introducing a metric to reward the Executive team for the effective use of capital over the long term.

94.8%
5-Year Average Shareholder Support for Say-on-Pay Proposal
2025 PROXY STATEMENT |	10

HIGHLIGHTS FROM 2024 SHAREHOLDER ENGAGEMENT

2024 ENGAGEMENT
Met with
shareholders representing nearly
50%
of the total number of shares outstanding
Key Topics of Discussion
▪
New executive management team introduction

▪
Updated corporate strategy

▪
Initiatives implemented to strengthen internal controls

▪
Governance matters, including the supermajority voting provisions with respect to certificate of incorporation and bylaws amendments

▪
Updates on our key sustainability initiatives

Key Responsiveness Actions
In response to shareholder feedback and the strong support for past proposals, we are submitting a proposal at this year’s Annual Meeting to eliminate the 80% supermajority vote provision in our Certificate of Incorporation, and are undertaking concerted solicitation efforts, including both by printing and mailing the Proxy Statement and engaging the services of Innisfree M&A Incorporated (“Innisfree”), to maximize the quorum at the Annual Meeting and the prospects of passing the proposal to eliminate the supermajority vote provisions.

PROPOSAL 1
ELECTION OF DIRECTORS
Ten current members of the Board are standing for re-election and two new nominees are standing for election, in each case, to hold office for a one-year term, or until their successors are duly elected and qualified. On February 13, 2025, Curtis V. Anastasio, a current member of the Board, informed the Company that he will not stand for re-election at the Annual Meeting. On March 9, 2025, Guillaume Pepy, a current member of the Board, informed the Company that he will not stand for re-election at the Annual Meeting.
Each of the Board’s nominees has agreed to be named in this Proxy Statement and to serve if elected. Although Chemours knows of no reason why any of its nominees would not be able to serve, if any such nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board of Directors. In that case, your shares will be voted for that other person.
DIRECTOR QUALIFICATION PROCESS
The NCG Committee considers potential candidates suggested by Board members, management, shareholders, search firms and others.
Director Qualifications	Skills, Experience and Criteria
Our Corporate Governance Guidelines describe qualifications for directors, emphasizing the following:	The specific skills, experience and criteria the Board may consider, and which may vary over time depending on current needs, includes:
▪ Integrity and character ▪ Sound, independent judgment ▪ Breadth of experience ▪ Keen insight and knowledge ▪ Business acumen ▪ Significant professional accomplishments
▪
Leadership

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Experience involving technological innovation

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Relevant industry experience

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Financial expertise

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Corporate governance and other board experience

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Compensation and succession planning

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Familiarity with issues affecting global businesses

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Experience with worldwide business operations, strategy, and management

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Cybersecurity

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Environment, health, safety and sustainability

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Risk management

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Government service

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Legal and regulatory experience, including complex litigation

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Strategic planning

2025 PROXY STATEMENT |	12

Diversity in experience, qualifications and backgrounds contribute to the total mix of viewpoints and experience represented on the Board. The Board has demonstrated a track record of diversity in its membership. Going forward, we will continue to ensure diversity is a central part of the NCG Committee’s deliberations regarding potential director appointments and broader refreshment plans.
Directors are expected to devote the necessary time, energy, and attention to ensure diligent performance of their responsibilities. When selecting candidates for nomination, the NCG Committee considers these factors, among other items, to assure new directors have the highest personal and professional integrity. In addition, selected director nominees are required to have demonstrated exceptional ability and judgment to be most effective in serving the long-term interests of all shareholders. The NCG Committee will not nominate for election any partner, member, managing director, executive officer or principal of any entity that provides accounting, consulting, legal, investment banking or financial advisory services to the organization.
Once the NCG Committee has identified a prospective candidate, the NCG Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on information provided to the NCG Committee with the recommendation of the prospective candidate, as well as the NCG Committee’s own knowledge of the prospective candidate. This may be supplemented by inquiries to the person making the recommendation or others.
The preliminary determination will be based primarily on the likelihood that the prospective nominee can satisfy the factors described above. If the NCG Committee determines, in consultation with the Chair of the Board and other Board members, that further consideration is warranted, it may gather additional information about the prospective nominee’s background and experience.
In connection with this evaluation, the NCG Committee will determine whether to interview the prospective nominee. One or more NCG Committee members and other directors, as appropriate, may interview the prospective nominee in person or by video or teleconference. After completing its evaluation, the NCG Committee will decide whether to make a recommendation to the full Board for its consideration.
The NCG Committee evaluates director candidates suggested by shareholders, applying the factors for potential candidates described above, and considers the additional information provided by the shareholder or gathered by the NCG Committee.
Shareholders wishing to suggest a candidate for director should write to the Corporate Secretary.
A shareholder’s written communication to the Corporate Secretary should be delivered to The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary. Shareholders who wish to nominate candidates for the Board of Directors must follow the procedures described under “2026 Annual Meeting of Shareholders — Procedures for Submitting Shareholder Proposals and Nominations” in this Proxy Statement on page 105.
Board self-evaluation
The Board is committed to effective oversight of our strategy in support of long-term shareholder value. To facilitate this, the Board and its Committees conduct a comprehensive annual self-evaluation, focusing on the Board’s overall effectiveness and identifying opportunities for performance enhancement. With the support of our General Counsel & Corporate Secretary and a third-party evaluation tool the NCG Committee is responsible for overseeing the self-evaluation process. The NCG Committee periodically reviews the topics to be addressed and the format of the evaluation to ensure robust and actionable feedback.
The goal of the process is to obtain feedback from Directors regarding the performance, effectiveness and culture of the Board and its Committees. The NCG Committee utilizes anonymous surveys to gather robust feedback, which is received by its Chair and then shared with each Committee Chair for review and further discussion with their respective Committee members. Each Committee develops recommendations for any potential changes or updates in response to the received feedback, which are brought to the full Board for consideration to determine potential next steps and actions, as appropriate.
In addition to the annual self-evaluation conducted by the Board and the Committees, the Board has also conducted the following additional processes:
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Conducted director peer assessments using an anonymous third-party evaluation tool beginning with three directors in 2024. This process will be conducted annually in a staggered process.

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Chair held individual meetings with each director to discuss self-improvement, Chair feedback, and overall Board effectiveness.

DIRECTOR NOMINEES
The following information describes certain information regarding our director nominees.
DIRECTOR SKILLS, EXPERIENCE, AND BACKGROUND
The NCG Committee recommended to the Board the nominees named in this Proxy Statement. Based on this recommendation and each nominee’s credentials and experience outlined below, the Board has determined that each nominee will make a significant contribution to our Board, is willing to devote the necessary time, energy, and attention to assure diligent performance of their responsibilities, and should serve as a Director of the Company.
2025 PROXY STATEMENT |	14

BIOS OF DIRECTOR NOMINEES
GEORGE R. BROKAW
George Brokaw will bring to the Board finance and capital markets expertise, with more than three decades of experience investing and advising across a broad range of industries. Through his service on several public company boards, he has developed deep insights into strategic planning, corporate governance practices that support value creation, and effective risk management.
Mr. Brokaw also has significant experience in corporate finance and mergers and acquisitions, having led transactions across global markets, including in the US, France, Germany, Japan, Korea, Canada, and Australia. His expertise includes cross-border divestitures, capital raises, leveraged buyouts, and restructurings.
Mr. Brokaw holds a Bachelor’s degree from Yale University and earned a joint JD and MBA from the University of Virginia School of Law and Darden School of Business. Mr. Brokaw is a member of the New York Bar.

Key Skills and Experience:
Investing, Mergers & Acquisitions and Capital Markets: As a private investor, a founder and former principal at a hedge fund and as Managing Director at Highbridge Principal Strategies and Perry Capital, Mr. Brokaw has more than two decades of experience as a hedge fund and private equity investor. Before that, in his role as Managing Director at Lazard Freres & Co., Mr. Brokaw advised clients on complex cross-border financial transactions, capital structure optimization and investment strategies.
Risk Management: With over two decades of experience specializing in special situations investing, Mr. Brokaw offers valuable insight into risk management and the development of effective strategies that support growth and value creation opportunities.
Complex Litigation and Class Action Resolution: Mr. Brokaw has overseen several special litigation committees as a board member, playing a key role in providing oversight and strategic guidance on dispute resolution and navigating complex regulatory environments.

Career Highlights:
Private investor (since 2014)
Highbridge Principal Strategies
–
Managing Director (2012 – 2014)

Perry Capital LLC
–
Managing Director, Head of Private Equity (2005 – 2012)

Lazard Freres & Co.
–
Managing Director, Mergers & Acquisitions (1996 – 2005)

Dillon Read & Co.
–
Associate, Mergers & Acquisitions (1994 – 1996)

Other Public Company Boards:
▪
Echostar (since 2023)

▪
CTO Realty Growth (since 2018; Vice Chairman since 2021)

▪
Alico, Inc.(since 2013; Chair 2022 – 2025)

▪
Dish Network Corporation (2013 – 2023)

Alister Cowan Independent Director Since: 2023
Mr. Cowan is an accomplished executive leader with more than three decades of experience in the energy industry, including 15 years as a public company CFO. While leading Suncor Energy’s finance organization, Mr. Cowan focused on initiatives to improve capital discipline, strengthen the company’s balance sheet and return capital to shareholders.
He brings a strong track record of achieving profitable growth through market cycles and global market volatility and contributes valuable insights to Board oversight of financial reporting, risk management, capital allocation strategies and corporate development.
Mr. Cowan holds a Bachelor’s degree in accounting and finance from the Heriot-Watt University and is a member of The Institute of Chartered Accountants of Scotland.

Board Committees:
▪
Audit (Chair, following conclusion of the Annual Meeting)

▪
Environmental, Health, and Safety & Operational Performance

Key Skills and Experience:
Financial Expertise: As a former CFO of several energy and utility companies, Mr. Cowan has developed deep expertise in all aspects of financial reporting, risk management, corporate finance and capital markets. His experience also encompasses managing the unique challenges of the energy sector, such as commodity markets volatility, navigating the regulatory environment and leading investments in new technologies.
International Operations: Acquired extensive experience in international markets through his leadership roles in multinational companies with complex global operations, as well as hands-on operational experience in Europe, New Zealand, and Canada.
Strategic Planning: In his CFO capacity, Mr. Cowan oversaw strategic planning functions at both large publicly traded entities and government enterprises. As CFO of Suncor Energy, he supported the company’s integrated business model to drive a competitive advantage and improve margin capture, leading to record shareholder dividends.

Career Highlights:
Suncor Energy Inc.
–
Executive Advisor (2023 – 2024)

–
CFO (2014 – 2023)

Husky Energy Inc.
–
CFO (2008 – 2014)

British Columbia Hydro and Power Authority
–
EVP, Finance and CFO (2004 – 2008)

Direct Energy Services, Inc.
–
VP, Finance (2003 – 2004)

TransAlta Corporation
–
VP and Comptroller (2000 – 2003)

–
CFO, TransAlta New Zealand Ltd. (1998 – 2000)

–
Group Treasurer (1997 – 1998)

–
Director, Finance (1996 – 1997)

Other Public Company Boards:
▪
Smiths Group plc (since 2024)

▪
Pembina Pipeline Corporation (since 2024)

Private Company Directorships and Other Organizations:
▪
Great Canadian Oil Sands Ltd. (2016)

2025 PROXY STATEMENT |	16

Mary B. Cranston Independent Director Since: 2015
Ms. Cranston is a highly regarded advisor, business leader and lawyer with substantial expertise in complex antitrust, mass tort, class action and securities law. She has received numerous recognitions for her work, including being named one of the 50 most influential and effective directors by the National Association of Corporate Directors and one of the 100 Most Influential Lawyers in America by the National Law Journal. Ms. Cranston was also inducted into the Bay Area Business Hall of Fame in 2023, which recognizes individuals for their extraordinary achievements in advancing businesses and industries in the Bay Area of California to positions of national and international prominence.
During her tenure as Chair and CEO of Pillsbury Winthrop Shaw Pittman LLC, she expanded the firm into a global platform through two large mergers, more than doubling the firm’s revenue. She also oversaw efforts to innovate the client service model and streamline operations, significantly boosting the firm’s profitability. Her extensive experience as a director of global public companies allows her to provide the Board with critical insights on leading corporate governance practices, legal and regulatory risk mitigation, compliance and cybersecurity oversight.
Ms. Cranston holds a Bachelor’s degree in political science from Stanford University, a Master’s degree in education from the University of California, Los Angeles and a JD from Stanford University.

Board Committees:
▪
Compensation and Leadership Development

▪
Nominating and Corporate Governance (Chair)

Key Skills and Experience:
Complex Litigation and Class Action Resolution: Ms. Cranston has advised on the economics of regulated industries and securities litigation, has litigated over 300 class actions in state and federal courts and is widely considered an expert on procedural and trial issues and all aspects of class action settlements. Ms. Cranston was inducted into the American College of Trial Lawyers, an honor reserved for the top trial lawyers in the United States. Ms. Cranston has also had a lead role during her service on the Board of Chemours in overseeing liability management and resolution efforts since Chemours’ launch as a publicly traded company.
Mergers & Acquisitions and Capital Markets: Ms. Cranston has over 30 years of experience advising Fortune 100 companies on M&A transactions. During her tenure as CEO of Pillsbury, she expanded the firm from a regional California base to a global platform through mergers with New York- and D.C.-based law firms and the addition of seven offices. In board roles throughout her career, Ms. Cranston has also overseen major acquisitions, both from the acquiree and acquirer sides.
Human Capital and Talent Management: Acquired experience throughout her senior executive leadership roles overseeing the operations of a global law firm. Ms. Cranston’s accomplishments include aligning talent management and growth strategies, leading change management and post-merger integration efforts, and driving employee engagement initiatives.

Career Highlights:
Pillsbury Winthrop Shaw Pitman LLP
–
Senior Partner and Chair Emeritus (2007 – 2011)

–
Chair and CEO (1999 – 2006)

Other Public Company Boards:
▪
TPG Inc. (since 2022)

▪
McAfee Corp. (2018 – 2022)

▪
Visa Inc. (2007 – 2022)

▪
MyoKardia, Inc. (2016 – 2020)

▪
Juniper Networks, Inc. (2007 – 2015)

▪
Exponent, Inc. (2010 – 2014)

▪
International Rectifier Corporation (Infineon Technologies AG) (2008 – 2014)

▪
GrafTech International Ltd. (2000 – 2014)

Private Company Directorships and Other Organizations:
▪
Go Health Urgent Care (since 2021)

▪
Boardspan, Inc. (since 2016)

▪
CSAA Insurance Group (2006 – 2023)

▪
Stanford University Board of Trustees (2000 – 2010)

Denise M. Dignam President and CEO Director Since: 2024
Ms. Dignam is an accomplished leader in the global chemicals sector with a strong track record of operational excellence and transformational leadership. She has been with Chemours since its launch as a publicly traded company. Prior to that, she spent over 26 years at DuPont, where she held several executive leadership roles overseeing various product divisions. Over her tenure at Chemours, she has refocused and strengthened its product portfolios with meaningful growth opportunities to accelerate value creation.
Prior to becoming the Company’s CEO, she led Chemours’ Titanium Technologies (“TT”) and Advanced Performance Materials (“APM”) segments, which together represented over 68% of Chemours’ net sales in 2023. During her tenure, she drove business transformation through significant operational savings, customer value initiatives, and enhancements to resource utilization across the manufacturing process. She brings a valuable perspective to the Board on the Company’s business strategy, operations, talent priorities and sustainability initiatives.
Ms. Dignam holds a Bachelor’s degree in chemical engineering from Drexel University.

Key Skills and Experience:
Chemical Industry: Developed significant experience of more than 35 years in the chemicals sector, where she has held senior leadership roles across a range of critical functions, including operations, sales and marketing, commercialization, and global supply chain management.
Strategic Planning: Demonstrated significant acumen in developing corporate strategy throughout her leadership of Chemours’ largest business segments. While President of the APM segment, Ms. Dignam successfully restructured the Company’s product offerings, expanding access to global markets, developing clean energy and advanced electronics lines to address customer priorities and accelerate growth, and unlocking operational efficiencies to drive profitability.
Logistics and Supply Chain: Gained significant experience managing complex multinational operations, supply chains, and logistics through her leadership roles at DuPont and Chemours, where she oversaw global supply chain management and operations of Fluoroproducts divisions.

Career Highlights:
The Chemours Company
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President and CEO (since 2024)

–
President, Titanium Technologies (2023 – 2024)

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President, Advanced Performance Materials (2021 – 2023)

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VP, Global Operations, Fluoroproducts (2019 – 2021)

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Global Senior Business Director, Fluoropolymers (2016 – 2019)

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North American Business Director, Fluoropolymers (2015 – 2016)

DuPont
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Director of Global Supply Chain, Fluoroproducts (2013 – 2014)

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Global Business Manager, Sulfur Products (2009 – 2013)

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Global Sales Manager, Clean Technologies (2007 – 2009)

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Variety of management positions (1988 – 2007)

Other Public Company Boards:
▪
Kulicke & Soffa Industries, Inc. (since 2023)

Private Company Directorships and Other Organizations:
▪
American Chemistry Council (since 2024)

▪
National Mining Association (since 2023)

▪
Society of Chemical Industry America (since 2024)

▪
United States Chamber of Commerce (2022 – 2023)

2025 PROXY STATEMENT |	18

Dawn L. Farrell Chair of the Board Independent Director Since: 2015
Mrs. Farrell has spent more than three decades in the energy sector in a variety of positions, including senior executive roles at Trans Mountain, British Columbia Hydro and Power Authority and TransAlta. Most recently, she served as President and CEO of Trans Mountain, transitioning to Board Chair in 2024. Over her tenure she oversaw the successful completion of the Trans Mountain Expansion Project, expanding the country’s only pipeline system to transport oil products to the West Coast, enabling Canadian energy companies to reach global markets. Mrs. Farrell brings to the Chemours Board a robust track record of successfully overseeing complex projects, a deep understanding of regulatory processes, and the ability to build effective stakeholder relations.
Mrs. Farrell holds a Bachelor’s degree in Commerce and a Master’s degree in Economics from the University of Calgary. She received an Honorary Doctor of Laws from Mount Royal University.

Key Skills and Experience:
Strategic Planning: Proven ability to execute business transformations over 35 years in the energy sector, serving in a variety of senior executive leadership roles and leading the evolution of TransAlta from coal-fired electrical generation to a renewables-focused leader in the power industry.
Environmental, Health, Safety and Sustainability: Deep understanding of the energy transition strategies and sustainability compliance requirements for energy companies, as well as leadership experience building a safety-first operations culture.
Legal and Regulatory: Significant experience acquired from navigating TransAlta through the final stages of electricity de-regulation in Alberta and leading the realignment of the company’s strategy in response to consequential regulatory shifts. As a member and Independent Director of the Chemours Board, Mrs. Farrell has led oversight of liability management and resolution efforts since Chemours’ launch as a publicly traded company.

Career Highlights:
Trans Mountain Corporation
–
President and CEO (2022 – 2024)

TransAlta Corporation
–
President and CEO (2012 – 2021)

–
COO (2009 – 2011)

–
Executive Vice President, Commercial Operations and Development (2007 – 2009)

British Columbia Hydro and Power Authority
–
Executive Vice President, Generation (2003 – 2006)

Other Public Company Boards:
▪
ATCO Ltd. (since 2025)

▪
Portland General Electric (“PGE”) (since 2022)

▪
Canadian Natural Resources, LTD. (2021 – 2022)

Private Company Directorships and Other Organizations:
▪
Trans Mountain Corporation (since 2024)

▪
Mount Royal University, Chancellor (2020 – 2024)

Pamela F. Fletcher Independent Director Since: 2024
Ms. Fletcher brings deep expertise driving innovation to create shareholder value in the automotive and transportation industries, key end markets for Chemours. With a career spanning three decades, she has focused on cutting-edge clean energy technologies and brings a successful track record of developing and growing new business lines, expanding markets, and innovating products to meet customer demands.
In her current role as CEO at Sion Power Corporation, Ms. Fletcher is leading the development of next-generation lithium-ion rechargeable batteries. Previously, she served as the SVP and Chief Sustainability Officer of Delta Airlines, where she developed the aviation industry’s leading sustainability strategy, focusing on reducing Delta’s climate impact and embedding eco-friendly practices throughout the company. As the leader of General Motors’ (“GM”) Global Innovation organization, she spearheaded the development and commercialization of new mobility products and solutions. Her extensive experience with leading global companies enables her to provide critical insights to the Board, particularly in overseeing strategic growth initiatives, go-to-market strategies, and the Company’s sustainability risks and impact management initiatives.
Ms. Fletcher holds a Bachelor’s degree in engineering from Kettering University and a Master’s degree in engineering from Wayne State University.

Board Committees:
▪
Compensation and Leadership Development

▪
Nominating and Corporate Governance

Key Skills and Experience:
R&D and Technological Innovation: In her executive roles, Ms. Fletcher has applied her foundational engineering background to develop leading-edge enhancements to complex technological systems. While at GM, she played a substantial role in engineering the company’s electric vehicle offerings, including the Chevrolet Volt and the Chevrolet Bolt, the industry’s first long range, affordable EV, as well as its autonomous vehicle technology “Super Cruise.”
Environmental, Health, Safety, and Sustainability: While leading Delta Air Lines’ sustainability organization, Ms. Fletcher developed extensive environmental and climate experience, accelerating the company’s decarbonization efforts through innovative emissions reduction initiatives in both the aviation fleet and ground support fleet.
Risk Management: Ms. Fletcher gained extensive experience in managing risks related to evolving market dynamics, consumer preferences, regulatory landscapes and supply chain challenges for EVs and new automotive technologies through her current CEO role and leadership positions at GM.

Career Highlights:
Sion Power Corporation
–
CEO (since 2024)

Delta Air Lines
–
SVP, Chief Sustainability Officer (2022 – 2023)

General Motors
–
VP, Global Innovation (2018 – 2022)

–
VP, Electric Vehicles (2017 – 2018)

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Executive Chief Engineer, Autonomous and Electric Vehicles and New Technology (2012 – 2016)

–
Chief Engineer, Chevrolet Volt Propulsion System (2008 – 2011)

–
Assistant Chief Engineer Hybrid and Electrified Vehicles (2005 – 2007)

Other Public Company Boards:
▪
Lumentum Holdings (since 2023)

▪
Coherent Inc. (2017 – 2022)

Private Company Directorships and Other Organizations:
▪
University of North Carolina Charlotte College of Engineering, Advisory Board member (since 2000)

2025 PROXY STATEMENT |	20

Erin N. Kane Independent Director Since: 2019
Ms. Kane brings to the Board more than two decades of executive leadership experience in the chemical industry. In her current role as President and CEO of AdvanSix, she led the company through a spin-off into an independent public company and subsequent transformation into a diversified chemistry company. The company plays a critical role in global supply chains, serving approximately 400 customers spanning a wide range of industries worldwide, including building and construction, fertilizers, agrochemicals, plastics, solvents, packaging, paints, coatings, adhesives and electronics.
With a strong track record of driving operational excellence and sustainability initiatives, along with deep understanding of engineering, technology, health, safety, and environmental matters, Ms. Kane enhances the Board’s oversight of key risks, capital allocation, operational performance and strategic priorities.
Ms. Kane holds a Bachelor’s degree in chemical engineering from Bucknell University.

Board Committees:
▪
Audit

▪
Compensation and Leadership Development

▪
Environmental, Health, and Safety & Operational Performance (Chair)

Key Skills and Experience:
Chemical Industry: Gained through her executive leadership roles with Honeywell’s chemicals and materials businesses and as CEO of AdvanSix, a vertically integrated manufacturer of diverse chemical products.
Marketing and Business Development: Led strategic growth initiatives and fostered key client relationships at Honeywell to enhance the company’s market positioning. Her expertise has also proven instrumental at AdvanSix, which was recently awarded a U.S. federal grant supporting the expansion of innovative American fertilizer production to strengthen domestic supply chains of fertilizers and create economic opportunities for American businesses.
R&D and Technological Innovation: Significant experience acquired throughout her early career and later applied throughout her leadership roles at chemicals companies. At AdvanSix, Ms. Kane has been responsible for high-return investments in R&D efforts, developing innovative products that meet the highest safety standards and supporting customers with more sustainable products made from post-industrial recycled nylon resin.

Career Highlights:
AdvanSix
–
President and CEO (since 2016)

Honeywell
–
VP and General Manager, Resins and Chemicals (2014 – 2016)

–
Business Director, Chemical Intermediates (2011 – 2014)

–
Global Marketing Manager, Resins and Chemicals (2008 – 2011) and Authentication Technologies (2006 – 2008)

–
Product Marketing Manager, Specialty Additives (2004 – 2006)

–
Six Sigma Black Belt, Specialty Materials (2002 – 2004)

Kvaerner Process and Elementis Specialties
–
Process Engineer (1999 – 2002)

Other Public Company Boards:
▪
AdvanSix Inc. (since 2016)

Private Company Directorships and Other Organizations:
▪
Manufacturers Alliance (since 2023)

▪
American Chemistry Counsel (since 2017)

Joseph D. Kava Independent Director Since: 2025
Mr. Kava is a seasoned executive with over 30 years of experience in the commercial data center and semiconductor industries. In his current role at Google, he focuses on innovation, operations management, customer relations, and information technology. Over the course of his career, he has consistently demonstrated a successful track record of transforming business operations to drive growth and profitability.
His extensive executive career in managing global data centers — a key growth area for Chemours — brings deep understanding of operations, design, construction, and new product integration. Mr. Kava’s expertise enhances the Board’s oversight of business strategy, particularly high-growth end markets, customer experience, and operationalizing innovative technologies.
Mr. Kava received a Bachelor’s degree in Materials Engineering from California Polytechnic State University, San Luis Obispo. He holds four U.S. patents for his work in reactive ion and plasma etch technology.

Board Committees:
▪
Audit

▪
Nominating and Corporate Governance

Key Skills and Experience
R&D and Technological Innovation: In his leadership roles at Google and Applied Materials, Mr. Kava has gained extensive experience in developing and implementing strategies to scale hardware infrastructure and drive adoption of innovative information systems and technologies that support operational efficiencies and business growth.
Global Operations: Mr. Kava has acquired extensive global operational experience through his executive leadership roles, including his current position at Google, where he oversees operations and supply chain for the company’s global data centers Previously, at Applied Materials, he was responsible for worldwide operations and several product groups for the corporate Information Technology organization.
Environmental, Health, Safety, and Sustainability: In his current role at Google, Mr. Kava oversees environmental, health and safety programs for data centers, and has led implementation of cutting-edge designs and engineering projects to drive industry-leading efficiency and sustainability performance.

Career Highlights:
Google
–
VP, Data Centers (since 2008)

RagingWire Enterprise Solutions
–
COO (2006 – 2008)

Applied Materials
–
Managing Director, Global Operations, eBusiness Solutions (2003 – 2006); Business Management, Etch Product Group (2002 – 2003)

–
Senior Director, Head, Service Operations, Etch Product Group (2000 – 2002)

–
Director, Field Operations and Product Support, Etch Product Group (1998 – 2000)

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Variety of engineering roles, Etch Product Group (1992 – 1998)

LSI Logic
–
Process Engineer, Etch Engineering Group (1991 – 1992)

Other Public Company Boards:
▪
None

Private Company Directorships and Other Organizations:
▪
The Sean Brock Foundation (since 2014)

▪
The Tech Interactive (since 2012)

2025 PROXY STATEMENT |	22

Sean D. Keohane Independent Director Since: 2018
Mr. Keohane contributes to the Board his deep knowledge of the global chemicals industry and a proven track record of building high performing organizations with global operations. As CEO of Cabot Corporation, he successfully led the company through significant industry-wide challenges, including demand volatility during the pandemic, geopolitical risks and global supply chain realignment, achieving record earnings and a significant appreciation in shareholder value during his tenure.
He also oversaw significant enhancements to the company’s safety and sustainability efforts, including the launch of a sustainable solutions technology platform and the achievement of rigorous sustainability certifications for multiple international sites. Mr. Keohane’s extensive expertise in commercializing technology, risk management, financial strategies and investor relations offers valuable perspectives to the Board in overseeing the Company’s growth strategy and stakeholder management.
Mr. Keohane holds a Bachelor’s degree in finance from Providence College and an MBA from Harvard University.

Board Committees:
▪
Compensation and Leadership Development (Chair)

▪
Nominating and Corporate Governance

Key Skills and Experience:
Chemical Industry: Acquired a deep understanding of the global chemicals industry over two decades of leadership experience in specialty chemicals and performance materials companies. As CEO of Cabot Corporation, he oversees a diverse portfolio of performance chemical products that serve a wide range of applications and end markets, including automotive, construction and consumer products.
International Operations: Brings significant expertise in complex global operations, supply chains, and end markets from Cabot, where he oversees manufacturing facilities and operations in 20 countries outside the U.S., including a substantial in-country manufacturing and sales presence in China.
R&D and Technological Innovation: Gained extensive experience driving innovation to meet evolving customer performance requirements and enhance sustainability. At Cabot, Mr. Keohane recently oversaw the opening of a new battery technology center in Europe and the launch of a new additive component to enhance lithium-ion battery performance, both designed to meet growing global demand for electric vehicles.

Career Highlights:
Cabot Corporation
–
President and CEO (since 2016)

–
EVP and President, Reinforcement Materials (2014 – 2016)

–
SVP (2012 – 2014), President (2008 – 2014) and General Manager (2003 – 2008), Performance Chemicals

–
Global Marketing Director, Carbon Black (2002 – 2003)

United Technologies
–
Variety of management positions, Pratt & Whitney (1996 – 2002)

Other Public Company Boards:
▪
Cabot Corporation (since 2016)

Private Company Directorships and Other Organizations:
▪
American Chemistry Council (since 2016)

▪
Board of Trustees of Dexter Southfield School (since 2018)

▪
Trustee of The Boston Latin School Association (since 2015)

Courtney R. Mather
Mr. Mather will bring to the Board significant business and financial expertise and experience providing strategic advice and guidance to companies, and will contribute valuable insights to the Board’s oversight of financial reporting, risk management and capital allocation. In addition, Mr. Mather’s investor perspective and track record of helping public companies build long-term value will further strengthen the Board’s focus on shareholder value creation.
Mr. Mather holds a BA from Rutgers College. Mr. Mather holds the Chartered Alternative Investment Analyst, Chartered Financial Analyst and Certified Financial Risk Manager designations.

Key Skills and Experience:
Financial Expertise: Mr. Mather brings a deep knowledge of accounting and financial analysis, corporate strategy, company capitalization structures and the capital markets, including from his tenure at Goldman Sachs, where he served most recently as Managing Director of private credit trading and investing, where he identified investment opportunities for both Goldman Sachs and clients.
Investor Perspective: Mr. Mather provides a first-hand investor perspective and a long track record of supporting and driving value creation at portfolio companies.
Corporate Governance: Mr. Mather has strong public board and corporate governance experience, developed through board roles at multiple public companies across a variety of industries over a period of more than ten years and his experience serving on standing board committees.

Career Highlights:
Vision One Fund, LP
–
Chief Executive Officer and Chief Investment Officer (since 2021)

Icahn Capital LP
–
Portfolio Manager and Managing Director (2014 to 2020)

Goldman Sachs & Co. LLC (1998 to 2012)
–
Managing Director

Other Public Company Boards:
▪
Caesars Entertainment Corporation (since 2019)

▪
Triumph Group, Inc. (since 2023)

▪
Newell Brands Inc. (2018 to 2024)

▪
Cheniere Energy Inc. (2018 to 2021)

▪
Conduent Inc. (2016 to 2021)

▪
Herc Holdings Inc. (2016 to 2019)

▪
Freeport-McMoRan Inc. (2015 to 2019)

▪
Federal-Mogul Holdings Corporation (2015 to 2017)

▪
Viskase Companies, Inc. (2015 to 2016)

▪
American Railcar Industries Inc. (2014 to 2016)

▪
CVR Refining LP (2014 to 2016)

▪
CVR Energy Inc. (2014 to 2016)

2025 PROXY STATEMENT |	24

Livingston L. Satterthwaite Independent Director Since: 2024
Mr. Satterthwaite has extensive experience in the global industrial technology manufacturing and power generation industries and brings a strong track record of driving innovation and business growth. He spent over 35 years with Cummins, a global leader in manufacturing power technology, holding numerous leadership positions across the company’s global businesses and operations, including 14 years in managerial and sales positions in Europe and Asia.
As a leader of Cummins’ Power Generation business, Mr. Satterthwaite drove strong top- and bottom-line growth, led several successful product launches, expanded the business internationally and pushed the company to enter the data center market. He brings to the Board a deep understanding of international operations, differentiated customer engagement strategies, information technology oversight and product innovation.
Mr. Satterthwaite holds a Bachelor’s degree in civil engineering from Cornell University and an MBA from Stanford University.

Board Committees:
▪
Compensation and Leadership Development

▪
Environmental, Health, and Safety & Operational Performance

Key Skills and Experience:
Logistics and Supply Chain: Gained expertise in complex multinational supply chain, operations and logistics through his roles as President and COO of Cummins and as head of its Distribution business, overseeing 600 global locations in the distribution of products and aftermarket services to customers across six continents.
Information Technology and Cybersecurity: Developed expertise throughout his tenure leading the Information Technology and Digital Corporate teams at Cummins, responsible for aligning business units across IT and digital products and services.
Environmental, Health, Safety, and Sustainability: Acquired skill overseeing health, safety, and environmental programs for complex manufacturing operations while leading Cummins’ Power Generation business, where he also drove clean energy innovations in generators and diesel engine technology.

Career Highlights:
Cummins, Inc.
–
SVP, Information Technology and Digital Services (2022 – 2024)

–
Vice Chair (2021 – 2022)

–
President and COO (2019 – 2021)

–
President, Distribution Business (2015 – 2019) and Power Generation (2008 – 2015)

–
Various leadership roles (1988 – 2008)

Schlumberger
–
General Field Engineer (1983 – 1986)

Other Public Company Boards:
▪
Amprius Technologies, Inc. (since 2024)

▪
Atmus Corporation (2022 – 2024)

▪
IDEX Corporation (since 2011)

Private Company Directorships and Other Organizations:
▪
National Association of Manufacturers (2020 – 2024)

▪
Cummins Foundation (2009 – 2024)

▪
Cornell Engineering Advisory Committee (2017 – 2023)

Leslie M. Turner Independent Director Since: 2025
Ms. Turner is an accomplished legal executive with more than three decades of experience providing strategic and policy counsel to corporate and government leaders. She has a strong track record of aligning legal and financial strategy with business and growth objectives, effectively navigating global and geopolitical risks, and managing stakeholder relations.
Having served as the General Counsel for both The Hershey Company and Coca-Cola North America, Ms. Turner has advised global growth and market entry strategies, supply chain resiliency, global partnerships and public policy. She has also overseen global political affairs during her tenure as Assistant Secretary of the Office of Territorial and International Affairs for the U.S. Department of the Interior.
Ms. Turner holds a Bachelor of Science from New York University, a JD from Georgetown University Law Center, and a Master of Laws in Law and Government from American University’s Washington College of Law.

Board Committees:
▪
Compensation and Leadership Development Committee

▪
Nominating and Corporate Governance Committee

Key Skills and Experience:
Strategic Planning: Through her executive positions at Fortune 500 companies, Ms. Turner has overseen M&A, market, and geographical footprint expansion strategies that contributed shareholder value creation.
Legal and Regulatory: As a seasoned legal professional in both the public and private sector, Ms. Turner has significant experience in public affairs and promoting corporate governance best practices to steward company brands, reputation, compliance, and business impact initiatives for sustained growth. She started her career as a litigator at a leading law firm, representing clients in complex litigation and class action matters.
Risk Management: By spearheading the risk management function of large consumer brands, Ms. Turner oversaw enterprise risk management strategies, encompassing all aspects of business operations such as human capital management and environmental impact. At Coca-Cola North America, Ms. Turner oversaw sustainability efforts within the company’s supply chain framework.

Career Highlights:
The Hershey Company
–
SVP, General Counsel (2012 – 2018)

Coca-Cola North America
–
General Counsel (2008 – 2012)

–
Associate General Counsel, Bottling Investments Group (2006 – 2008)

United States Department of the Interior
–
Associate Counselor to Secretary and Director, Office of Intergovernmental Affairs (1995 – 1996)

–
Assistant Secretary, Office of Territorial and International Affairs (1993 – 1995)

Akin Gump, Strauss, Hauer & Feld, L.L.P.
–
Of Counsel and Partner (1996 – 2006)

–
Associate (1986 – 1993)

Other Public Company Boards:
▪
FirstEnergy Corporation (since 2018)

Private Company Directorships and Other Organizations:
▪
Georgetown University Law Center, Board of Visitors (since 2012; Chair 2021 – 2023)

▪
Georgetown University, Board of Regents (since 2019)

▪
Stillman College (2017  – 2023)

▪
Manor College (since 2021)

▪
The Bay Park Conservancy (since 2020)

2025 PROXY STATEMENT |	26

DIRECTOR NOMINEE SKILLS MATRIX
The following skills matrix and biographical information about each of the nominees includes information regarding the nominee’s service as a director, business experience, current or recent director positions, and the experiences, qualifications, attributes or skills that factored into the Board’s determination for nomination. The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board.
	GEORGE R. BROKAW	ALISTER COWAN	MARY B. CRANSTON	DENISE M. DIGNAM	DAWN L. FARRELL	PAMELA F. FLETCHER	ERIN N. KANE	JOSEPH D. KAVA	SEAN D. KEOHANE	COURTNEY MATHER	LIVINGSTON L. SATTERWAITE	LESLIE M. TURNER
Chemical Industry
Complex Litigation and Class Action Resolution
Corporate Governance and Other Public Board Experience
Environmental, Health, Safety, and Sustainability
Executive Leadership
Human Capital and Talent Management
Information Technology and Cybersecurity
International Operations
Legal and Regulatory
Logistics and Supply Chain
Marketing and Business Development
Mergers & Acquisitions and Capital Markets
R&D and Technological Innovation
Risk Management
Strategic Planning
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE TWELVE DIRECTOR NOMINEES

Corporate Governance
BOARD GOVERNANCE
The Board is committed to the highest standards of corporate governance, which is essential for sustained success and long-term shareholder value.

Highlights
Board Composition
▪
Highly qualified directors reflect broad and diverse mix of business backgrounds, skills and experiences

▪
Proactive board refreshment — onboarded new directors in 2018, 2019, 2021, 2022, 2023, 2024 and 2025

▪
50% of our director nominees are diverse based on gender or ethnicity

▪
4 of 5 Audit Committee members are “audit committee financial experts”

▪
Rigorous director selection and evaluation process

Board Structure
▪
All directors elected annually (directors received on average over 95% shareholders support at each of the last three annual meetings)

▪
All non-employee director nominees are independent

▪
Independent Board Chair

▪
All Committees are comprised of 100% independent directors

▪
Comprehensive strategy, capital allocation, risk, operating and sustainability oversight by full Board and committees

Board and Committee Roles and Responsibilities
▪
Executive sessions of independent directors at each regularly scheduled Board meeting

▪
Established the EHS&O Committee and held quarterly meetings during the year

▪
Annual Board and Committee self-evaluations; individual director peer assessments

▪
Rotation in Board committee membership and leadership in 2025, including addition of new members to NCG Committee, EHS&O Committee, Audit Committee and CLDC, and rotation of Audit Committee Chair as of the Annual Meeting

Other Governance Policies and Practices
▪
Majority voting for uncontested elections with a director resignation policy

▪
Elimination of supermajority voting provision recommended and previously submitted for shareholder vote in 2018 and in 2021

▪
Directors and Officers must meet share ownership guidelines

2025 PROXY STATEMENT |	28

▪
Active engagement with shareholders representing nearly a majority of our outstanding shares in 2024

▪
Approved new Chemours Company Code of Conduct in 2024; enhanced Director Code of Conduct in 2023

Senior Leadership Governance Policies and Practices
▪
Clawback (with express linkage to Code of Conduct and other corporate policies) and Anti-Hedging policies and adopted Executive Officer Clawback policy in compliance with SEC Rule 10D-1 and New York Stock Exchange (“NYSE”) Listing Standards

▪
Established a new Speak-Up Policy in 2024 which reinforces every employee’s responsibility to raise concern

▪
Established a project management office to monitor progress towards remediation of material weaknesses

▪
Enhanced our policies and protocols related to working capital management practices and enhanced communication between management and the Board

▪
Enhanced our internal management representation letter process which serves as a mechanism for internal information sharing and supports our CEO and CFO certifications regarding the accuracy of our financial statements

▪
Provided additional training for employees and members of management in the area of accounting, finance, business and legal

▪
Strengthened finance team, setting an appropriate tone at the top, by hiring Shane Hostetter as Chief Financial Officer on July 1, 2024, and David Will as Chief Accounting Officer on August 12, 2024.

CODE OF CONDUCT
Chemours is committed to living our shared corporate values and ensuring every employee understands and embodies these principles in their daily activities. Our core values guide our actions, decisions, and interactions, creating a cohesive and positive work environment that fosters integrity, respect, and excellence. By adhering to these values, we uphold the highest standards of ethical behavior and demonstrate our dedication to operating with honesty and transparency.
In furtherance of this commitment, the Company maintains a Code of Conduct, a Code of Business Conduct and Ethics for the Board of Directors, and a Code of Ethics for the CEO, CFO and Controller.
▪
The Code of Conduct is the primary resource for explaining the Company’s expectations of high ethical conduct. The Code of Conduct applies to all officers, directors and employees of the Company. It is reviewed and approved biennially by the Board of Directors.

▪
This year, the Company undertook an even more in-depth process to review and update the Code of Conduct to reflect our refreshed Company values and emphasize our strong speak up culture. This endeavor was a comprehensive effort that involved soliciting feedback from employees across various functions and levels within the organization. The insights and perspectives gathered during this process resulted in a Code of Conduct that is relevant, practical, and aligned with our current business, environmental, social and strategic objectives.

▪
100% of employees complete an annual training course in the Code of Conduct and certify their understanding and commitment to its principles. This process ensures that every employee is equipped with the knowledge and tools necessary to uphold our values and navigate complex ethical situations with confidence. The Ethics & Compliance team also prepares online and in-person trainings on specific segments of the Code of Conduct throughout the year.

▪
The Code of Business Conduct and Ethics for the Board of Directors applies to all directors, and is intended to foster the highest ethical standards and integrity; identify areas of potential ethical risk and conflicts of interest; outline processes for recognizing, dealing, and reporting ethical issues; and promote a culture of integrity and accountability.
▪
The Code of Ethics for the CEO, CFO and Controller sets forth the standards of conduct that the CEO, CFO and Controller must uphold while performing his or her duties.

▪
Chemours’ Ethics & Compliance team, in partnership with Human Resources, Global Security, and Environmental, Health, Safety and Operations, monitors and enforces the Code of Conduct and related policies, the Code of Business Conduct and Ethics for the Board of Directors, and Code of Ethics for the CEO, CFO and Controller. Employees can report violations of the Code of Conduct to any of these functions, their supervisor, a company Ethics Champion or through the Company’s ethics hotline and website, which is available globally 24/7 in various languages. The Audit Committee of the Board receives quarterly updates on matters reported to the Ethics & Compliance team.

▪
In order to continuously improve and evolve its compliance program, the Company engages in regular risk assessments and conducts root cause analyses for any confirmed instances of ethical misconduct.

In fiscal year 2024, there were no waivers of provisions of the Code of Conduct; the Code of Business Conduct and Ethics for the Board of Directors; or the Code of Ethics for the CEO, CFO and Controller. In the event the Company amends or waives any provision of any Code of Conduct or Code of Ethics that relates to any element of the definition of  “code of ethics” enumerated in Item 406(b) of Regulation S-K promulgated under the Exchange Act, the Company intends to disclose these actions on its website at www.chemours.com.

CORPORATE GOVERNANCE GUIDELINES
The Board adopted Corporate Governance Guidelines which provide the framework for the Board’s corporate governance. The NCG Committee annually reviews and assesses the Corporate Governance Guidelines and recommends changes to the Board as appropriate. Among other things, the Corporate Governance Guidelines provide that:
▪
Independent directors meet regularly in executive session in conjunction with regularly scheduled Board meetings

▪
Directors have access to the organization’s management and advisors, and regularly visit the Company’s facilities

▪
As necessary and appropriate, the Board and its Committees may retain outside legal, financial or other advisors

▪
The Board will conduct an annual self-evaluation of its performance with a particular focus on overall effectiveness

▪
The Board limits the number of other public company boards that Directors may serve on

▪
Directors will avoid any actual or potential conflicts with the interests of the Company, and if any actual or potential conflicts develop, will report all facts to the Board in a timely manner to resolve the conflict, or the director may resign

▪
Shareholders and others interested in communicating directly with the Board, Chair or other independent director may do so by writing to the Corporate Secretary. The Board’s independent directors have approved procedures for handling such correspondence received by the Company and addressed to the Board

▪
The CLDC oversees the succession planning process

The Corporate Governance Guidelines, along with the Charters of the Board Committees, the Company’s Code of Conduct, Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Controller, and Code of Business Conduct and Ethics for the Board of Directors are available on the Company’s website at www.chemours.com under the heading “Investor Relations” and then “Corporate Governance.”
2025 PROXY STATEMENT |	30

BOARD LEADERSHIP STRUCTURE
Mrs. Dawn L. Farrell serves as the Chair of the Board, a position she has held since January 1, 2022, after serving as the Company’s Lead Independent Director from July 1, 2021 to December 31, 2021. The Company’s governing documents allow the roles of Chair and CEO to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separated or combined based on our needs and the Board’s assessment of the Company’s leadership from time to time. If the Board does not have an independent chairperson, the Board will appoint a Lead Independent Director and determine the Lead Independent Director’s duties and responsibilities. The Board will periodically consider the advantages of having an independent Chair or a combined Chair and CEO and is open to different structures as circumstances may warrant.
At this time, the Board has determined that separating the roles of Chair and CEO serves our best interests and that of our shareholders. Our CEO and senior management, working with the Board, set the strategic direction for the organization, and the CEO provides day-to-day leadership. The independent Chair leads the Board in the performance of its duties and serves as the principal liaison between the independent directors and the CEO.

BOARD SUCCESSION PLANNING AND BOARD SIZE
A key part of the Board’s corporate governance process is ensuring that an optimal mix of skills and expertise are represented on the Board, both as the Company’s strategies and focus evolve and in anticipation of potential departures of directors over time. While our historical Board size has been 9-10 directors in recent years, to ensure continuity, effective succession and transfer of historical knowledge and expertise, we have established the current Board size at 12 directors. The Board expects our target Board size to be reduced between now and the 2026 Annual Meeting.

DIRECTOR INDEPENDENCE
The NCG Committee is responsible for reviewing the qualifications and independence of members of the Board and its various committees on a periodic basis, as well as the composition of the Board as a whole. This assessment includes members’ qualifications as independent, as well as consideration of skills and experience specific to the needs of the Board.
Director nominees are recommended to the Board by the Committee in accordance with the policies and principles in its Charter. The ultimate responsibility for selection of director nominees resides with the Board. The qualifications that the Board considers when nominating directors is discussed in more detail under “Director Qualification Process” in this Proxy Statement.
Independent Directors
The Board assesses the independence of each director and examines the nature and extent of any relationships between the Company and directors, their families and their affiliates. The Corporate Governance Guidelines provide that a director is “independent” if he or she satisfies the NYSE Listing Standards on director independence and the Board affirmatively determines that the director has no material relationship with the Company (either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has determined that, with the exception of our CEO, Denise Dignam, each of the director nominees —  George R. Brokaw, Alister Cowan, Mary B. Cranston, Dawn L. Farrell, Pamela F. Fletcher, Erin N. Kane, Joseph D. Kava, Sean D. Keohane, Courtney Mather, Livingston (Tony) L. Satterthwaite and Leslie M. Turner — are independent.
Independent Committees
All members serving on the Audit Committee, the CLDC and the NCG Committee must be independent as defined by the Corporate Governance Guidelines.

In addition, Audit Committee members must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. Each CLDC member is independent and meets the heightened independence criteria under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees and is a “non- employee director” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Board has determined that each member of the Audit Committee, the CLDC, and the NCG Committee meets the requisite independence criteria and related requirements.

DIRECTOR EDUCATION
New directors participate in an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values including ethics, compliance programs, corporate governance practices and other key policies and practices through a review of background materials, meetings with senior executives and visits to Company facilities. The NCG Committee is responsible for providing guidance on directors’ continuing education, and actively encourages director education opportunities.

MANAGEMENT SUCCESSION PLANNING
The CLDC, on behalf of the Board, oversees the CEO succession planning process. To assist the Board, the CEO periodically provides the Board with an assessment of senior executives and their potential to succeed to the position of CEO, as well as perspective on potential candidates from outside the organization. The Board makes available, on a continuing basis, the CEO’s succession recommendation(s) should he or she be unexpectedly unable to serve. The CEO also provides the Board with an assessment of identification of key positions and a list of potential successors for those positions.
The Board’s approach to regular succession planning for both planned and unplanned transitions enabled the appointment of an experienced and capable leader from within Chemours to fill the role of CEO. Prior to her appointment as Interim CEO and then as President and Chief Executive Officer, Denise Dignam had a long tenure as a senior executive at Chemours and a track record of operational performance leading two businesses that represented over 68% of Chemours’ Net Sales in 2023. On May 31, 2024, the Board appointed Shane Hostetter as Chief Financial Officer, who joined the Company after 13 years with the Quaker Chemical Corporation where he served in several executive- and senior-level leadership positions including Chief Financial Officer.

POLICY ON HEDGING AND PLEDGING TRANSACTIONS
We have adopted a policy that prohibits all officers and directors and all employees that receive or have access to material nonpublic information about the Company from engaging in transactions in publicly traded options, puts, calls or other derivative securities and from entering into hedges or swaps involving the Company’s securities. Officers and directors are also prohibited from pledging Chemours securities as collateral for a loan without special exception.

Insider Trading Policy
We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees and the Company itself.

Equity Granting Process
Grants of RSUs, PSUs, options and other equity awards to our executive officers are approved by the CLDC at regularly scheduled meetings, or sometimes by unanimous written consent. We have no practice of timing grants
2025 PROXY STATEMENT |	32

of equity awards to coordinate with the release of material nonpublic information, nor have we timed the release of material nonpublic information for the purpose of affecting the value of any compensation of our executive officers.
ENTERPRISE RISK MANAGEMENT
We are committed to maintaining a robust risk management framework to identify, assess, manage, and mitigate potential risks that could impact our business objectives, operations, employees, reputation, or communities. The risk management process is an integral part of our standard business practices and is embedded in our culture.
The Board of Directors is responsible for oversight of risk management and the Chemours Executive Team (“CET”) is accountable for risk management, which is integrated into our annual strategic planning and business and functional managing processes. Our Enterprise Risk Management (“ERM”) process helps identify, oversee and coordinate certain enterprise-wide risks. Risk management is further embedded into our line organizations and part of regular, managing processes.

Board Oversight of Enterprise Risk Management
The full Board of Directors is responsible for overseeing the Company’s risk management framework and ensuring that it is effective and aligned with the Company’s strategic goals. The Board regularly reviews and discusses significant risks and the steps management has taken to monitor, mitigate, and report such risks. In fulfilling its risk oversight responsibility, the Board receives various management and Board Committee reports and meets with the full CET twice per year to discuss risk management. The full Board of Directors also engages in periodic discussions with the Company’s officers, as it may deem appropriate. In addition, each Board Committee considers the risks within its areas of responsibility.
Audit Committee	Compensation & Leadership Development Committee	Nominating & Corporate Governance Committee	Environmental, Health, and Safety & Operational Performance Committee
Oversees the Company’s risk management processes, policies, and strategies related to the Company’s financial reporting system, internal controls, and information security and cybersecurity programs.	Responsible for overseeing risks that may be implicated by the Company’s incentive compensation program and risks related to the human capital management, talent recruitment, development and retention.	Considers risks related to corporate governance, Board composition, the Company’s political contributions and lobbying expenses and any transactions between the Company and related persons, as well as director education program and sustainability.	Provides oversight of the Company’s environmental, health and safety (“EHS”), programs, manufacturing operational performance, and the Company’s policies and practices for identifying, assessing, managing and mitigating such risks.

MANAGEMENT
The Company’s management provides the day-to-day oversight of risk management. Risks are managed by the business, functional and operations teams as part of their standard processes. Additionally, management has created the ERM function to help identify, assess and develop mitigating strategies for enterprise-wide risks and to coordinate mitigation activities with business leaders across the Company. The ERM function provides periodic reports to the CET and Board on its activities and findings.

CYBERSECURITY
We have adopted a cyber and information security program (the “Program”) which is meant to (i) identify, prevent, and mitigate cybersecurity threats to the Company; (ii) preserve the confidentiality, security, and availability of information we collect and store to use in our business; (iii) protect the Company’s intellectual property; (iv) maintain the confidence of our customers, business partners and other stakeholders; and (v) provide appropriate public disclosure of cybersecurity risks and incidents, when required. Our Program is based upon standards published by the National Institute of Standards and Technology (“NIST”) in their Cybersecurity Framework. Our Chief Information Security Officer (“CISO”) reports to our Chief Information Officer and is principally responsible for managing and maintaining the Program.
A key part of the Company’s strategy for managing risks from cybersecurity threats is the ongoing assessment and testing of the Company’s processes and practices through auditing, assessments, tabletop exercises, threat modeling, and other exercises focused on evaluating the effectiveness of the Program. The Company adjusts its cybersecurity policies, standards, processes and practices as necessary based on the information provided by these assessments, audits and reviews.
The Board of Directors is informed of the risks associated with cybersecurity through periodic updates. The Board of Directors has also delegated oversight of the cybersecurity and information security programs and processes for assessing, identifying and managing material risks from cybersecurity threats to the Audit Committee. The Audit Committee regularly meets with the CISO to review and discuss cybersecurity risks, the status of ongoing cyber initiatives and strategies, incident reports and learnings, as well as key performance indicators. The results of any cyber risk assessments, audits, and reviews are reported to the Audit Committee and, ultimately, the Board of Directors.
SUSTAINABILITY

2024 SUSTAINABILITY HIGHLIGHTS
▪
In 2024, the Science Based Targets Initiative (“SBTi”) approved Chemours’ near-term greenhouse gas (“GHG”) emissions reduction targets. This includes the Company’s existing goal of an absolute 60% reduction in Scope 1 and 2 GHG emissions by 2030 and a new Scope 3 target to reduce emissions by 25% per ton of production by 2030. Chemours was also recognized by the U.S. Department of Energy (“DOE”) for achieving and exceeding the GHG emission goal set under the Better Climate Challenge at its U.S. sites.

▪
Met our Sustainable Offerings goal with 50% of our revenue in 2024 coming from offerings that make a specific contribution to the United Nations Sustainable Development Goals. With the release of EVOLVE 2030 version 2.0, an enhanced portfolio sustainability assessment methodology that now includes product and packaging circularity measures, we will embed this approach into existing business processes for new product development and product stewardship.

▪
Awarded approximately $3.7 million in grants in 2024 in support of our Vibrant Communities goal, including the launch of a three-year partnership with Technopolis, the Flemish science and technology discovery center in Belgium, supporting STEM opportunities for local youth.

At Chemours, our approach to Sustainability begins with our vision to deliver Trusted Chemistry that helps people live better lives and communities to thrive. We use our vision as the framework for our goals, and measure and transparently report the progress and impact of our sustainability commitment. Through sustainability we are actively protecting our license to operate our facilities and differentiating our portfolio, advancing the work across the four pillars of our Pathway to Thrive strategy — Operational Excellence, Enabling Growth, Portfolio Management, and Strengthening the Long Term. Chemours is committed to following through on our Corporate
2025 PROXY STATEMENT |	34

Responsibility Commitments and is equally dedicated to maintaining a sustainable cost structure and capital allocation approach that can withstand changing market conditions and endure over time.
▪
As of year-end 2023, we achieved a 52% absolute reduction in Scope 1 and 2 GHG emissions and a 59% reduction in fluorinated organic chemical (“FOC”) process emissions to air and water since 2018.

▪
Recognized with two awards from U.S. DOE’s Better Buildings, Better Plants Initiative for achievements in energy efficiency and waste reduction.

▪
Opened the Chemours Battery Innovation Center (“CBIC”), a first-in-its-class laboratory facility located at the Chemours Discovery Hub in Newark, Delaware, enabling development of more sustainable, cost-effective, and high-performing EV batteries.

▪
Chemours and partners selected for $60M in U.S. DOE Grants to support development of next-generation membranes for PEM water electrolysis and a circularity infrastructure for clean hydrogen materials.

▪
Our Community Service Quarter efforts included over 400 volunteer hours, more than $84,000 donated to United Way, 1,200 care packages sent to U.S. soldiers, blood drives, food and clothing donations, and numerous other initiatives contributing to our community impact.

▪
Launched a signature nature-related initiative across all Chemours sites during Earth Month with an aim to support action on-site and within Chemours’ communities.

Board Oversight of Sustainability
Sustainability is integral to our growth and long-term success. We believe that a two-tiered level of oversight provides the best avenue to integrate sustainability risks and opportunities into our overall business strategy and help us meet the changing demands of all our stakeholders — customers, partners, investors, employees and communities.
Sustainability is embedded in our business processes, guides how we manage and operate our manufacturing sites, and inspires the new products and offerings we bring to market. Our Pathway to Thrive strategy is directly linked to sustainability. Proposed corporate transactions and overall corporate sustainability strategy are reviewed by the full Board with input from management on sustainability risks and opportunities. Our Board and its Committees receive regular updates from senior management on sustainability matters, including EHS, social issues, regulatory actions and product stewardship.
Under the oversight of our Board, senior management continues to execute on our CRC goals. With the Board’s guidance, we have developed and are advancing progress on goals for climate change, water stewardship, waste management, diversity and inclusion, safety, product sustainability and sustainable sourcing.
To view our Sustainability Report and learn more about our goals, go to: https://www.chemours.com/en/sustainability

YEAR-ROUND SHAREHOLDER ENGAGEMENT
We maintain an active and broad-based investor relations outreach program to solicit input from and to communicate with shareholders on various aspects related to our business and strategy, corporate governance and sustainability priorities. Our ongoing shareholder dialogue enables us to provide transparency into our strategic priorities and progress, develop a better understanding of investor expectations, and evaluate emerging trends to inform our decision-making.
Our investor relations team regularly meets with investors, prospective investors and investment analysts at investor conferences, one-on-one and group meetings. Meetings can include participation by our Chief Executive Officer, Chief Financial Officer or other business leaders, as well as our Chair or other members of the Board, as appropriate. Shareholder feedback from our engagement meetings is regularly shared with senior management and our Board and its committees for consideration and to determine appropriate responsiveness actions.
2024 ENGAGEMENT Met with shareholders representing nearly 50% of the total number of shares outstanding
Key Topics of Discussion
▪
New executive management team introduction

▪
Updated corporate strategy

▪
Initiatives implemented to strengthen internal controls

▪
Governance matters, including the supermajority provisions with respect to certificate of incorporation and bylaw amendments

▪
Updates on our key sustainability initiatives

We received thoughtful feedback from shareholders at each of these meetings. Many shareholders were complimentary of our approach and appreciated the open dialogue. During the meetings shareholders positively commented on our Board refreshment and succession planning practices. We also discussed sustainability disclosures and industry benchmarking.
In 2018, and again in 2021, we proposed and recommended that shareholders vote in favor of eliminating the provisions in our Certificate of Incorporation that require an 80% supermajority vote of shareholders. Despite the Company’s significant efforts and the time and expense associated with the solicitation, each vote to eliminate the supermajority provisions received majority support but fell short of the 80% threshold.
As we indicated in our proxy statement for our 2024 annual meeting, we would consider again submitting a proposal to remove the supermajority provisions if in the course of our ongoing outreach efforts, shareholders expressed a “significant desire” to revisit those provisions. Based on the feedback we have received from shareholders throughout our extensive engagement program, at the recommendation of the NCG Committee, we are resubmitting the proposal to eliminate the supermajority provision from our Certificate of Incorporation at this year’s Annual Meeting of Shareholders, and are undertaking concerted solicitation efforts, including both by printing and mailing the Proxy Statement and engaging the services of Innisfree, to maximize the quorum at the Annual Meeting and the prospects of passing the proposal to eliminate the supermajority vote provisions.
2025 PROXY STATEMENT |	36

Board Structure
and Committee Composition
The Board met 19 times during fiscal year 2024 and currently has four standing Committees: the Audit Committee, the Compensation and Leadership Development Committee (“CLDC”), the Nominating and Corporate Governance Committee (“NCG”), and the Environmental, Health, and Safety & Operational Performance Committee (“EHS&O Committee”). Each Committee operates under a written charter, available on our corporate website, www.chemours.com, under the heading “Investor Relations” and subheading “Corporate Governance.” Our Board has determined that each Committee consists entirely of independent directors as defined under NYSE Listing Standards and applicable SEC rules. The principal functions of each Committee are summarized below.
Each director attended at least 75% of the aggregate number of meetings of the Board and of its committees on which he or she served. Eight directors who served on the Board at the time of the 2024 Annual Meeting of the Shareholders attended the 2024 Annual Meeting. Our Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board, its Committees on which they serve, and the Annual Meeting of Shareholders.
The information below reflects the composition of each Committee as of February 28, 2025.
AUDIT COMMITTEE
Meetings in 2024: 18
	CURTIS V. ANASTASIO (Chair)(1)	ALISTER COWAN	ERIN N. KANE	JOSEPH D. KAVA	GUILLAUME PEPY(2)

(1)
On February 13, 2025, Curtis V. Anastasio informed the Company that he will not stand for reelection at the Annual Meeting. Alister Cowan will become Chair as of the 2025 Annual Meeting.

(2)
On March 9, 2025, Guillaume Pepy informed the Company that he will not stand for reelection at the Annual Meeting.

The responsibilities of the Audit Committee are more fully described in the Audit Committee Charter and include:
▪
The integrity of the financial statements of the Company

▪
The qualifications and independence of the Company’s independent auditor, and in connection with the Committee’s oversight in this regard, the Chair of the Audit Committee is engaged in the selection process for the audit engagement partner

▪
The performance of the Company’s internal audit function and independent auditors

▪
Compliance by the Company with legal and regulatory requirements

▪
The Company’s cybersecurity and information security programs

–
Conducting a quarterly review of the Company’s cybersecurity and information security programs and processes for assessing, identifying, and managing material risks from cybersecurity threats, as well as whether any such risks have affected or are reasonably likely to affect the Company, and the process for complying with any related disclosure requirements

▪
Conducting an annual Committee self-assessment and an assessment of the independent audit firm, and reporting the results to the full Board

Each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. Additionally, the Board of Directors has determined, in its business judgment, that Curtis V. Anastasio, Alister Cowan, Erin N. Kane and Guillaume Pepy are “audit committee financial experts” for purposes of the SEC rules.
2025 PROXY STATEMENT |	38

COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Meetings in 2024: 8
	SEAN D. KEOHANE (Chair)	MARY B. CRANSTON	PAMELA F. FLETCHER	ERIN N. KANE	LIVINGSTON L. SATTERTHWAITE	LESLIE M. TURNER
The responsibilities of the CLDC are more fully described in the CLDC Charter and include, among other duties:
▪
Assess current and future senior leadership talent, including their development and the succession plans of key management positions (other than CEO)

▪
Assist the Board in CEO succession planning, including providing oversight of the CEO’s succession planning process

▪
Conduct an annual review of the Company’s talent strategy, as well as diversity representation on the slate for key positions

▪
Oversee the performance evaluation of the CEO based on input from other independent directors versus Board- approved goals and objectives

▪
Recommend to the independent members of the Board, compensation, including severance agreements as appropriate, for the CEO

▪
Review and approve compensation and employment arrangements, including equity compensation plans, bonus plans and severance agreements as appropriate, of the CEO and other senior executive officers

▪
Review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk- taking, review and discuss at least annually the relationship between risk management policies and practices and compensation and evaluate compensation policies and practices that could mitigate any such risk.

▪
Review and approve the Compensation Discussion and Analysis (“CD&A”) and the Committee report, and other executive compensation disclosures, as required to be included in the Company’s applicable SEC filings

▪
Conduct an annual assessment of the independent compensation consultant

The CLDC consists entirely of independent directors, and each member meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees; and is a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act.

Compensation Committee Interlocks and Insider Participation
During fiscal year 2024, none of the members of the CLDC was an officer or employee of the Company. No executive officer of the Company served on the compensation committee (or other board committee performing equivalent functions) or on the board of directors of any company having an executive officer who served on the CLDC or the Board.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Meetings in 2024: 5
	MARY B. CRANSTON (Chair)	CURTIS V. ANASTASIO(1)	PAMELA F. FLETCHER	JOSEPH D. KAVA	SEAN D. KEOHANE	Leslie M. Turner

(1)
On February 13, 2025, Curtis V. Anastasio informed the Company that he will not stand for reelection at the Annual Meeting.

The responsibilities of the NCG Committee are more fully described in the NCG Committee Charter and include, among other duties:
▪
Develop and recommend to the Board of Directors a set of corporate governance guidelines

▪
Identify individuals qualified to become Board members consistent with criteria approved by the Board and recommend to the Board nominees for election as directors, including nominees whom the Board proposes for election as directors at the Annual Meeting

▪
Review and approve any transaction between the Company and any related person in accordance with the Company’s policies and procedures for transactions with related persons

▪
Oversee our corporate governance practices, including reviewing and recommending to the Board of Directors for approval any changes to the Company’s Code of Conduct, Certificate of Incorporation, Bylaws and Committee Charters

▪
Oversee the Company’s policies, performance, and reporting in the areas of sustainability, including environmental, social, governance, and the Corporate Responsibility Commitment (“CRC”) 2030 Goals

▪
Conduct an annual assessment of the Committee’s performance, oversee the self-evaluation process of the entire Board of Directors and its other Committees, establish the evaluation criteria, implement the process and report its findings on the process to the Board of Directors

2025 PROXY STATEMENT |	40

ENVIRONMENTAL, HEALTH, AND SAFETY & OPERATIONAL PERFORMANCE COMMITTEE
Meetings in 2024: 4
	ERIN N. KANE (Chair)	ALISTER COWAN	GUILLAUME PEPY(1)	LIVINGSTON L. SATTERTHWAITE

(1)
On March 9, 2025, Guillaume Pepy informed the Company that he will not stand for reelection at the Annual Meeting.

The Board and each committee conduct an annual self-evaluation of its performance with a particular focus on overall effectiveness. As a result of the 2022 self-evaluation processes, the Board began to explore establishing a new standing committee for environmental, health, and safety and operational performance topics in early 2023. This process led the Board to determine it was prudent to establish a new standing committee for environmental, health, and safety and operational performance topics. The formation of this committee aligns with our commitment to our values, particularly our commitment to safe and responsible operations. In 2024, this Committee conducted its first full year of meetings and provides oversight of safety and operational performance standards. This committee structure will enhance and support the Board in oversight of these matters.
The responsibilities of the EHS&O Committee include, among other duties:
▪
Review with management and make recommendations to the Board regarding the effectiveness of the Company’s environmental, health, and safety protection programs

▪
Review with management developments and trends related to environmental, health, and safety protection that may impact the Company

▪
Assist the Board in overseeing the assessment and management of environmental, health, and safety risks

▪
Review and discuss the adequacy of the Company’s resources dedicated to environmental, health, and safety programs

▪
Review with management the Company’s manufacturing operational performance programs

▪
Assist the Board in ensuring operational performance excellence at the Company’s manufacturing facilities

Director Compensation
OVERVIEW
Non-employee directors receive compensation for Board service, which is designed to fairly compensate them for their Board responsibilities and align their interests with the long-term interests of shareholders. The NCG Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to directors’ compensation.
During fiscal year 2024 non-employee directors were entitled to the following annual retainers:
Fiscal Year 2024 Director Retainers
Annual Retainer(1)	$105,000
Annual Equity Award(2)	$160,000
Non-Executive Chair Retainer(1)	$150,000
Audit Committee Chair Retainer(1)	$22,500
Compensation and Leadership Development Committee Chair Retainer(1)	$17,500
Nominating and Corporate Governance Committee Chair Retainer(1)	$17,500
Environmental, Health, and Safety & Operational Performance Committee Chair Retainer(1)	$17,500

(1)
Amounts payable in cash may be deferred pursuant to The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors (the “Directors Deferred Compensation Plan”), which is described further below.

(2)
Equity awards are valued as of the grant date and rounded down to the nearest whole share. Equity awards may be deferred pursuant to Directors Deferred Compensation Plan. For 2024, equity awards were in the form of shares of common stock or for directors who elected to defer their equity awards, deferred stock units (“DSUs”) that convert into shares of common stock when a director leaves the Board or on a grant date anniversary selected by the director. Before DSUs are converted into shares, directors are not entitled to dividends on the DSUs, but they receive dividend equivalents (credited in the form of additional DSUs) that likewise are converted into shares (with any fractional share paid in cash) upon termination of service or on a grant date anniversary selected by the director.

The fees reflected in the table above assume service for a full year. The Company does not pay meeting fees but does pay for or reimburse directors for reasonable expenses related to Board service, including for attending Board, Committee, educational and Company business meetings.
During 2023, the NCG Committee reviewed and recommended to the Board the annual amount of the non-employee director equity and cash compensation. It recommended, and the Board approved an annual retainer of $105,000, beginning January 1, 2024, and an annual equity award in the amount of  $160,000, effective April 26, 2023. The Board believes the compensation program is in the best interest of the Company and designed to fairly compensate directors for their Board responsibilities and align their interests with the long-term interests of shareholders.
The Board has adopted share ownership guidelines applicable to non-employee director equity awards. The share ownership guidelines, contained in the Corporate Governance Guidelines, require non-employee directors to hold at least six (6) times the cash portion of their annual retainer worth of Chemours common stock and/or DSUs while serving as a director. Non- employee directors will have five (5) years to attain this ownership threshold from the time of their election to the Board. All of our non-employee directors either already meet the share ownership guidelines or are on-track to meet the share ownership guidelines by their fifth (5th) anniversary on the Board.
2025 PROXY STATEMENT |	42

THE CHEMOURS COMPANY STOCK ACCUMULATION AND DEFERRED COMPENSATION PLAN FOR DIRECTORS
Under the Stock Accumulation and Deferred Compensation Plan for Directors, a director is eligible to defer all or part of his or her Board retainer and Committee Chair fees in an interest-bearing notional cash account or stock units until a future year or years, payable in a lump sum or equal annual installments. Interest will accrue on the notional cash account at a rate corresponding to the average 30-year Treasury securities rate applicable for the quarter (or at such other rate as may be specified by the Compensation Committee from time to time) with quarterly compounding. Dividend equivalents will accrue on DSUs. This deferred compensation is an unsecured obligation of the Company.
2024 DIRECTOR COMPENSATION TABLE
The following table shows information concerning the compensation earned in fiscal year 2024 to non-employee directors:
Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Curtis V. Anastasio	127,500	160,000		287,500
Alister Cowan	105,000	160,000		265,000
Mary B. Cranston	122,500	160,000		282,500
Dawn L. Farrell	255,000	160,000		415,000
Pamela F. Fletcher(3)	105,000	199,985		304,985
Erin N. Kane	122,500	160,000		282,500
Sean D. Keohane	122,500	160,000		282,500
Guillaume Pepy	105,000	160,000		265,000
Sandra P. Rogers(4)	52,500			52,500
Livingston L. Satterthwaite(5)	52,500	160,000		212,500

(1)
Column reflects all cash compensation earned during fiscal year 2024, whether or not payment was deferred pursuant to the Directors Deferred Compensation Plan.

(2)
This column represents the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC 718 as the grant date fair value of DSUs or shares of common stock awarded to the directors in fiscal year 2024. This value is determined by multiplying the number of shares or common stock or DSUs awarded by the closing share price on their respective grant dates — $27.50 on May 8, 2024 and $18.72 on August 6, 2024.

(3)
Ms. Fletcher was appointed to the Board on March 1, 2024.

(4)
Ms. Rogers resigned from the Board on May 21, 2024.

(5)
Mr. Satterthwaite was appointed to the Board on June 12, 2024.

The aggregate number of DSUs held by each non-employee director at fiscal year-end is as follows:
Name	Aggregate Awards (DSUs) Outstanding as of December 31, 2024
Curtis V. Anastasio	79,049
Alister Cowan	11,534
Mary B. Cranston	73,782
Dawn L. Farrell	77,649
Pamela F. Fletcher	10,291
Erin N. Kane	50,226
Sean D. Keohane	43,169
Guillaume Pepy	12,738
Sandra P. Rogers	0
Livingston L. Satterthwaite	8,782
2025 PROXY STATEMENT |	44

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of Chemours’ common stock as of February 28, 2025 by each of the Company’s directors and nominees, NEOs, and all directors, nominees and executive officers as a group.
Amount and nature of beneficial ownership:
Name of Beneficial Owner	Direct(1)	Indirect(2)	Right to Acquire(3)	Total	Percent of Class
Denise Dignam	19,067	—	93,127	112,194	*
Shane Hostetter	—	—	—	—	*
Kristine M. Wellman	20,627	—	66,853	87,480	*
Joseph Martinko	4,464	—	33,408	37,872	*
Gerardo Familiar	5,831	—	31,502	37,333	*
Curtis V. Anastasio	—	3,500	79,049	82,549	*
George R. Brokaw(4)	—	—	—	—	*
Alister Cowan	10,200	—	11,534	21,734	*
Mary B. Cranston	11,381	—	73,782	85,163	*
Dawn L. Farrell	4,543	—	77,649	82,192	*
Pamela F. Fletcher	—	—	10,291	10,291	*
Erin N. Kane	—	—	50,226	50,226	*
Joseph D. Kava(4)	—	—	—	—	*
Sean D. Keohane	5,858	—	43,169	49,027	*
Courtney Mather(4)(5)	—	—	—	—	*
Guillaume Pepy	8,253	—	12,738	20,991	*
Livingston L. Satterthwaite	—	—	8,782	8,782	*
Leslie M. Turner(4)	—	—	—	—	*
Matthew Abbott(6)	29,119	—	39,789	68,908	*
Mark E. Newman(7)	66,487	790	746,997	814,274	*
Jonathan Lock(8)	—	—	89,184	89,184	*
Directors, nominees and (21 persons) executive officers, as a group	55,276	3,500	448,253	507,029	*

*
Indicates ownership of less than 1% of the outstanding shares of Chemours common stock. Each of the Company’s executive officers, directors and nominees may be contacted at 1007 Market Street, Wilmington, DE 19801.

(1)
Shares held individually or jointly with others, or in the name of a bank, broker or nominee for the individual’s account.

(2)
Shares over which directors, nominees and executive officers may be deemed to have or share voting or investment power, including shares owned by trusts and certain relatives.

(3)
Shares which directors and executive officers had a right to acquire beneficial ownership of within 60 days from February 28, 2025, through the exercise of stock options or through the conversion of stock units held under the Company’s equity-based compensation plans.

(4)
Mr. Kava was appointed to the Board on January 3, 2025, Ms. Turner was appointed to the Board effective February 19, 2025, and Messrs. Brokaw and Mather are Director nominees. As such, none of these individuals beneficially own any common stock.

(5)
Mr. Mather is an officer of Vision One Management Partners, LP or one of its affiliates (collectively, “Vision One”). Mr. Mather disclaims beneficial ownership of the 1,558,498 shares of common stock of the Company beneficially owned by Vision One.

(6)
In early 2025, Mr. Abbott resigned from his officer position with the Company, effective February 3, 2025.

(7)
Mr. Newman resigned from his officer and director positions with the Company, effective as of March 22, 2024.

(8)
Mr. Lock resigned from his officer position with the Company, effective as of April 23, 2024.

SECURITY OWNERSHIP OF 5% BENEFICIAL OWNERS
The following table sets forth, as of December 31, 2024, information regarding ownership of Chemours common stock by any entity or person, to the extent known by us or ascertainable from public filings, that is the beneficial owner of more than five percent of the common stock.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(4)
BlackRock, Inc(1) 50 Hudson Yards New York, NY 10001 55 East 52nd Street	16,512,174	11.05%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	16,028,054	10.73%
FMR LLC(3) New York, NY 10055 245 Summer Street Boston, MA 02210	15,258,748.68	10.21%

(1)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on January 24, 2024, BlackRock, Inc. reported that it had sole voting power with respect to 15,889,853 shares and sole dispositive power with respect to 16,512,174 shares as of December 31, 2023.

(2)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 13, 2024, The Vanguard Group reported that it had shared voting power with respect to 50,650 shares, sole dispositive power with respect to 15,836,334 shares, and shared dispositive power with respect to 191,720 shares as of December 29, 2023.

(3)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 7, 2025, FMR LLC reported that it had sole voting power with respect to 14,729,719.44 shares and sole dispositive power with respect to 15,258,748.68 shares as of January 31, 2025.

(4)
Ownership percentages based on 149,440,788 shares outstanding as of February 12, 2025.

2025 PROXY STATEMENT |	46

2024 Executive Compensation OVERVIEW
COMPENSATION DISCUSSION AND ANALYSIS

Executive Officers for Fiscal Year 2024
This Compensation Discussion and Analysis (“CD&A”) primarily focuses on the compensation of our NEOs for fiscal year 2024. The table below represents our NEOs for fiscal year 2024 and their respective titles at the end of fiscal year 2024:

Denise Dignam(1) President and Chief Executive Officer	Shane Hostetter(2) Senior Vice President, Chief Financial Officer	Kristine Wellman Senior Vice President, General Counsel and Corporate Secretary	Joseph Martinko President, Thermal & Specialized Solutions	Gerardo Familiar President, Advanced Performance Materials
Matthew Abbott(3)	Former Senior Vice President, Chief Enterprise Transformation Officer and Former Interim Chief Financial Officer
Mark Newman(4)	Former President and Chief Executive Officer
Jonathan Lock(5)	Former Senior Vice President, Chief Financial Officer

(1)
Ms. Dignam is the President & Chief Executive Officer of the Company as of March 22, 2024.

(2)
Mr. Hostetter was appointed Chief Financial Officer of the Company on May 31, 2024, effective as of July 1, 2024.

(3)
Mr. Abbott served as the Company’s interim Chief Financial Officer from February 28, 2024, until June 30, 2024, and as the Company’s Chief Enterprise Transformation Officer from July 1, 2024 until February 3, 2025. In early 2025, Mr. Abbott resigned from his officer position, effective February 3, 2025.

(4)
Mr. Newman resigned from his officer and director positions with the Company, effective as of March 22, 2024.

(5)
Mr. Lock resigned from his officer position with the Company, effective April 23, 2024.

This CD&A is organized into six sections:
1.	2.	3.	4.	5.	6.
Executive Summary	Executive Compensation Philosophy and Pay-for- Performance	Executive Compensation Decision Making	2024 Executive Compensation Highlights	Company Sponsored Employee Benefits	Other Compensation Matters

Executive Summary
Introduction
This CD&A provides a description of the executive compensation received by our NEOs for fiscal year 2024.
Overview of Board Actions
The primary focus of this CD&A is to detail the executive compensation program and decisions made by our CLDC for fiscal year 2024. In the first quarter of 2024 the Board conducted an internal review overseen by the Audit Committee with the assistance of independent outside counsel. On February 28, 2024, the Board placed two NEOs, in addition to one other member of senior management, on administrative leave and appointed an interim Chief Executive Officer — Denise Dignam — and an interim Chief Financial Officer — Matthew Abbott. Ms. Dignam was subsequently appointed President and Chief Executive Officer on March 22, 2024. Mr. Abbott was subsequently appointed Senior Vice President and Chief Enterprise Transformation Officer, effective as of July 1, 2024. On May 31, 2024, the Board appointed Shane Hostetter as Chief Financial Officer, effective as of July 1, 2024.
The CLDC, with the assistance of its independent compensation consultant, engaged in a comprehensive evaluation of metrics for fiscal year 2024 with respect to both cash and equity incentive compensation programs. While cash flow remains an important measure of Company performance, the CLDC approved moving to two cash flow-related metrics in the plan to better assess and incentivize management but reduced the overall weighting towards cash flow in the plan. Specifically, the Committee approved the use of corporate level Discretionary Free Cash flow and Average Net Working Capital Days measured across 12 months in order to better encourage continual improvement in our cash management. The metrics have a combined weight of 20%. Business Unit (“BU”) level cash flow metrics were removed from the plan.
In addition to the above AIP changes, the CLDC approved an adjustment to the BU focus of the plans to strategically align the organization with a “One Chemours” approach by implementing 80% common Corporate metrics. The primary focus is on Chemours Adjusted EBITDA, which now accounts for 50% of the bonus weight. This change underscores the Company’s commitment to driving financial performance and operational efficiency as a unified entity. By prioritizing Adjusted EBITDA, Chemours aims to enhance profitability and shareholder value, ensuring that incentives are closely linked to the Company’s core financial goals.
The 2024 – 2026 Long-Term Incentive Plan (“LTIP”) was also modified to reinforce capital efficiency and create greater shareholder alignment by transitioning the Performance Share Units (“PSUs”) metric from Adjusted Net Income to Economic Value Added (“EVA”). This change emphasizes the importance of effective capital utilization, positioning management to prioritize decisions that enhance long-term returns above the cost of capital consistent with sustainable growth in shareholder value. The EVA metric now holds a significant weight of 70% in the PSUs, underscoring its priority within the incentive structure. Meanwhile, Relative Total Shareholder Return (“rTSR”) continues to be part of the plan but with a slightly reduced emphasis, moving from a 40% to a 30% weight. This adjustment recognizes the importance of absolute growth on a metric over which management has more direct impact while preserving rewards for relative shareholder value creation.
2024 Business Highlights
2024 was a year of transition for Chemours as the Company experienced a senior leadership transition while also establishing a new strategic framework under Pathway to Thrive. As a part of its annual financial performance, Chemours drove double-digit growth in the Opteon™ refrigerants portfolio, resulting in record results for TSS’s third and fourth quarter in 2024, while also experiencing volume stability in the TT segment. The APM portfolio faced continued end-market weakness, concentrated in its hydrogen and other economically sensitive end-markets, but was able to complete its Teflon™ PFA expansion providing for growth opportunities in semiconductor end-markets as a part of the Company’s focus to pursue selective growth in key end markets.
2025 PROXY STATEMENT |	48

While unfavorable factors impacted financial performance, Chemours provided added clarity around its business priorities under Pathway to Thrive emphasizing its resolve to deliver long-term shareholder value.
Our 2024 results include:
▪
Net Sales of  $5.8 billion, down (5%) year-over-year

▪
Net Income of  $86 million with EPS1 of  $0.57, an improvement of  $2.17 year-over-year2

▪
Adjusted Net Income of  $182 million with Adjusted EPS1 of  $1.21, down $(1.61) year-over-year

▪
Adjusted EBITDA of  $786 million, down 22% year-over-year

▪
Returned $148 million to shareholders in dividends

Full year 2024 Net Sales of  $5.8 billion decreased 5% compared to the prior year, driven by a 4% pricing decrease and a 1% decrease due to portfolio changes made during 2023. Increases in volume from TSS and TT were offset by weaker volumes in APM with the impact from currency flat year-over-year.
Adjusted EBITDA for the full year 2024 was $786 million, compared to $1 billion in the prior year. The decrease in Adjusted EBITDA was primarily driven by pricing decreases across all businesses, unfavorable impacts from currency, and portfolio changes, in addition to higher costs in TSS and Corporate expenses related to the Audit Committee’s internal review and remediation, which were more than offset by cost savings realized through the TT Transformation Plan. Total corporate expenses as an offset to Adjusted EBITDA were $255 million, a 20% increase in corporate expenses compared with the prior year.
Operating cash usage for the full year 2024 totaled $633 million, an increased usage of  $1.2 billion compared to the prior year. The higher usage of operating cash flow reflects the release of the $592 million of restricted cash and cash equivalents deposited in the qualified settlement fund per the terms of the U.S. Public Water System Class Action Suit Settlement agreement following final judgment, along with cash impacts due to the unwinding of 2023 year-end net working capital actions. Capital expenditures for the full year 2024 amounted to $360 million, compared to $370 million in the prior year. During the year, the Company paid $148 million in dividends to shareholders.
TSS experienced another solid year, supported by double-digit growth (14%) in low GWP Opteon™ refrigerants due to regulatory transition, while pricing weakness in its Freon™ refrigerants portfolio offset those gains due to higher-than-expected legacy refrigerant inventory on the market. For the full-year due to Freon™ refrigerants pricing headwinds, Net Sales decreased 1% keeping total sales at approximately $1.8 billion. Adjusted EBITDA decreased 16% to $576 million with the lower earnings driven by increased quota and input costs compounded by lower asset utilization costs.
In connection with the continued regulatory transition to low GWP refrigerants, TSS exited the year completing its initial phase of the expansion of its Opteon™ YF capacity at Corpus Christi to meet the growing market demand for Opteon™ refrigerants products. The total capacity expansion is targeted to a 40% production increase.
TT continued to advance achievements under its TT Transformation Plan, exceeding originally communicated cost savings, realizing $140 million in year-over-year savings for 2024. Since the inception of the transformation plan (in Q3 2023), TT has achieved approximately $190 million of total savings, reflecting a focus on cost reduction continued more broadly across the Company under Pathway to Thrive. While facing selected downtime in the first quarter for strategic maintenance and an unplanned drought-related outage at TT’s Altamira plant in the

1
Earnings per share (EPS) on diluted basis

2
In 2023, Chemours recorded litigation-related charges pertaining to litigation settlements, PFOA drinking water treatment accruals, and other related legal fees. These charges included a $592 million accrual related to the U.S. Public Water System Class Action Suit Settlement plus $24 million of third-party legal fees directly related to the settlement, $55 million of charges related to the Company’s portion of Chemours, DuPont, Corteva, EID and the State of Ohio’s agreement entered into in November 2023, $13 million related to the Company’s portion of the supplemental payment to the State of Delaware, $76 million for other PFAS litigation matters, and $4 million of other litigation matters.

second quarter, TT exited the second half of the year with solid results, seeing improved margins and commercial opportunities in key regions served. While the markets served remain in an extended downcycle, with Net Sales down 4% year-over-year to $2.6 billion, Adjusted EBITDA increased 8% to $312 million reflecting the continued efforts by the business under the TT Transformation Plan despite the disruptions the business faced in 2024.
APM Net Sales declined 9% to $1.3 billion and Adjusted EBITDA decreased 41% to $161 million driven by weaker demand in hydrogen end-markets and prolonged weakness in broader economically-weaker end-markets in which APM serves. While APM experienced more pronounced year-over-year weakness in the first half of 2024, this moderated in the second half with Performance Solutions, which services higher-value end-markets, experienced greater stability. In the second half of the year Performance Solutions, while experiencing weakness in hydrogen end-markets, benefitted from the completion of our Teflon™ PFA line at our Washington Works facility in Parkersburg, West Virginia, which sells into the semiconductor end-market. Our new line began production at the beginning of September of 2024 and provided a strong contribution to APM’s Performance Solutions portfolio, offsetting weakness in hydrogen end-markets.
Sustainability is integral to Chemours’ strategy and vision. Our products are essential to modern life and to the new, green economy, with technologies that will enable decarbonization, electrification and a cleaner world depending on our chemistries. We are also committed to responsible manufacturing and with the release of our seventh annual Sustainability Report in 2024, we showed significant and steady progress on our goals — including emissions reductions.
As a company, we’ve achieved a 52% reduction in Scope 1 and 2 GHG emissions since 2018 — more than 85% of the way toward our 2030 goal to reduce absolute GHG emissions from operations by 60%. We’re also proud to have achieved a 59% reduction in total process FOC emissions to air and water — nearly 60% of the way to our 2030 goal of a 99% reduction. And beyond our sites, we are committed to a more sustainable supply chain where we have assessed the sustainability performance of 81% of our suppliers by spend and they have demonstrated a 29% improvement.
Note: Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. Please refer to the Appendix A for a reconciliation of these non-GAAP measures from the most directly comparable GAAP measure.
EXECUTIVE COMPENSATION PHILOSOPHY
The objectives of Chemours’ executive compensation philosophy are rooted in:
▪
Promoting a culture that aligns executive interests with those of our shareholders and to the Company’s strategic and financial priorities that drive sustainable shareholder value.

▪
Providing a competitive Total Direct Compensation (“TDC”) opportunity designed to attract, retain, and motivate high-performing executive talent.

These objectives are achieved through fixed and variable compensation elements. The CLDC determines the appropriate balance between these elements in setting the TDC opportunity for executives.
ELEMENT	PURPOSE AND KEY FEATURES
Salary
▪
Salary paid in cash

▪
Provides a stable source of income and is a standard element in executive compensation packages

▪
Compensates for expected day-to-day contribution

▪
Supports equitable pay practices

2025 PROXY STATEMENT |	50

ELEMENT	PURPOSE AND KEY FEATURES
Annual Incentive Plan (“AIP”)
▪
Cash incentive earned and awarded annually

▪
Creates a variable incentive opportunity as a portion of the executive compensation package

▪
Reinforces and rewards executives for delivering key business goals that are aligned with driving shareholder value

▪
Pays only when minimum performance criteria are met, and increases payout levels with higher performance results

▪
Primarily focuses on quantitative metrics but includes qualitative metrics when appropriate

▪
Includes a mix of corporate and business segment metrics

Long-Term Incentive Plan (“LTIP”)
▪
Equity-based incentives earned and awarded periodically in various forms: PSUs, PSOs, NQSOs, and/or RSUs

▪
Creates a compensation opportunity aligned with the interests of our shareholders

▪
Provides incentive to achieve sustained performance and growth over time

▪
Rewards executives for delivering total shareholder return

EXECUTIVE COMPENSATION GOVERNANCE AND BEST PRACTICES
Chemours’ executive compensation policies and practices demonstrate a commitment to strong governance standards and include features designed to align the interests of executives with the long-term interests of our shareholders. Policies and governance provisions help mitigate compensation-related risks and enable the CLDC discretion to adjust compensation packages as appropriate to protect shareholders’ interests. The table below highlights the key features of Chemours’ executive compensation programs and those features that Chemours does not employ:
WHAT CHEMOURS DOES	WHAT CHEMOURS DOESN’T DO
Pay-for-performance	Provide income tax gross-ups, other than for international assignment and / or relocation
Deliver total direct compensation predominantly through performance-based pay	Re-price underwater stock options
Set challenging short- and long-term incentive (“LTI”) award goals	Allow hedging, pledging, short sales, derivative transactions, margin accounts or short-term trading
Target pay and benefits to market competitive levels	Have a liberal share recycling provision in our equity plan
Maintain robust stock ownership requirements	Provide single trigger change in control
Maintain clawback policies for incentive-based compensation	Offer excessive perquisites
The Board and CLDC have the right to exercise negative discretion
Annually review the constituents of compensation peer group and adjust as appropriate
Undertake an annual review of compensation risk
Regularly review compensation, especially performance-based compensation to ensure continued alignment with Chemours’ strategy
2025 PROXY STATEMENT |	52

ALIGNING THE INTERESTS OF EXECUTIVES AND SHAREHOLDERS
We believe the structure of our compensation program motivates executives to act in the best interests of our shareholders. Most of the target pay is at risk for our executives. For the portion of compensation that is at risk, we believe the strategic and financial goals that we select in our compensation program are important factors for the success of our business and thus our ability to drive long-term shareholder value.
The TDC for executives places greater weight on at-risk incentive pay and, therefore, fluctuates with business results and stock price. Annually, the CLDC reviews performance against the plan’s targets to determine the compensation awarded to executives. The following chart illustrates the percentage of target pay at-risk for the CEO and other NEOs on average in the 2024 compensation plan.

CEO
15%
BASE SALARY
18%
ANNUAL INCENTIVE
67%
LONG-TERM INCENTIVE
25% PERFORMANCE SHARE UNITS
25% PERFORMANCE STOCK OPTIONS
25% NON-QUALIFIED STOCK OPTIONS
25% RESTRICTED STOCK UNITS
CEO PAY ELEMENTS
85% INCENTIVE BASED
NEO
31%
BASE SALARY
22%
ANNUAL INCENTIVE
47%
LONG-TERM INCENTIVE
25% PERFORMANCE SHARE UNITS
25% PERFORMANCE STOCK OPTIONS
25% NON-QUALIFIED STOCK OPTIONS
25% RESTRICTED STOCK UNITS
OTHER NEO PAY ELEMENTS
69% INCENTIVE BASED

2023 “Say on Pay” Vote Result
At Chemours’ 2024 Annual Meeting, shareholders approved the Company’s “Say on Pay” proposal with 94.5% of the votes cast in support of the executive compensation program. The CLDC takes pride in consistently receiving high support from our investors and is committed to regularly reviewing the program in the context of Chemours’ executive compensation philosophy and will continue to consider shareholder input in evaluating program design and decisions.
5 Years of “Say on Pay”
2020	2021	2022	2023	2024
94%	94%	95%	96%	95%

2024 Executive Compensation Highlights
Named Executive Officer (“NEO”) Changes
When analyzing executive compensation for 2024, shareholders should be aware of the following changes to NEOs in 2024:
▪
Denise Dignam became the Chief Executive Officer March 22, 2024 after serving as the Company’s interim Chief Executive Officer since February 28, 2024, succeeding Mark Newman who resigned from his officer and director positions with the Company, also effective as of March 22, 2024.

▪
Shane Hostetter became the Chief Financial Officer July 1, 2024, succeeding Matthew Abbott, who served as the interim Chief Financial Officer from February 28, 2024 to June 30, 2024. Mr. Abbott replaced Mr. Jonathan Lock who served in that role from June 1, 2023 until February 28, 2024.

▪
Joe Martinko (TSS) and Gerardo Familiar (APM) BU Presidents are now NEOs after assuming their roles in 2023.

▪
Mr. Abbott served as the Company’s interim Chief Financial Officer from February 28, 2024, until June 30, 2024, and as the Company’s Chief Enterprise Transformation Officer from July 1, 2024 until February 3, 2025. In early 2025, Mr. Abbott resigned from his officer position, effective February 3, 2025.

2024 AIP Design
The CLDC, with the assistance of its independent compensation consultant, engaged in a comprehensive evaluation of metrics for fiscal year 2024 with respect to both cash and equity incentive compensation programs. Cash flow remains an important measure of Company performance, and the CLDC approved the use of two cash flow related metrics in the plan. Specifically, the Committee approved the use of corporate level Discretionary Free Cash Flow and Average Net Working Capital Days. The metrics have a combined 20% weight. This is a considerable reduction in weight from prior year’s plans. Additionally, BU level measures of cash flow were removed from the plan. While cash flow remains an important measure of Company performance, the CLDC approved moving to two cash flow-related metrics in the plan to better assess and incentivize management, but reduced the overall weighting towards cash flow in the plan. Specifically, the Committee approved the use of corporate level Discretionary Free Cash flow and Average Net Working Capital Days is measured across 12 months which better encourages continual improvement in our cash management. The metrics have a combined weight of 20%. BU level cash flow metrics were removed from the plan.
In addition to the above AIP changes, the CLDC approved an adjustment to the plans to strategically align the organization with the “One Chemours” approach by implementing 80% common Corporate metrics and reducing the weight on each individual BU for our NEOs. The primary focus is on Chemours Adjusted EBITDA, which now accounts for 50% of the bonus weight. This change underscores the Company’s commitment to driving financial performance and operational efficiency as a unified entity. By prioritizing Adjusted EBITDA, Chemours aims to enhance profitability and shareholder value, ensuring that incentives are closely linked to the Company’s core financial goals. 20% of each executive’s plan contain a metric to drive specific focus for that executive. For TT it was Cost of Manufacturing, for TSS it was Opteon™ refrigerants. Revenue, and for APM it was BU EBITDA. The Corporate functions focused on cost as a metric in their plan.
Additionally, consistent with the Company’s CRC goals, the CLDC continued to include sustainability metrics in the plan and evaluated the best metrics to drive progress against the Company’s CRC goals. In 2024, we focused on progress toward improving our Great Place to Work score and our energy efficiency. The maximum bonus opportunity for the NEOs remained 200%.
2024 AIP Results
As detailed in the “2024 Business Highlights,” 2024 was a year of transition for Chemours as the Company experienced a senior leadership transition while also establishing a new strategic framework under Pathway to
2025 PROXY STATEMENT |	54

Thrive. As a part of its annual financial performance, Chemours drove double-digit growth in the Opteon™ refrigerants portfolio, resulting in record results for TSS’s third and fourth quarter in 2024, while also experiencing volume stability in the TT segment. The APM portfolio faced continued end-market weakness, concentrated in its hydrogen and other economically-sensitive end-markets, but was able to complete its Teflon™ PFA expansion providing for growth opportunities in semiconductor end-markets as a part of the Company’s focus to pursue selective growth in key end markets.
While unfavorable factors impacted financial performance, Chemours provided added clarity around its business priorities under Pathway to Thrive emphasizing its resolve to deliver long-term shareholder value. As a result, the AIP had a mixed outcome. The Corporate AIP achievement was 84.3%. The AIP outcome for each of the business segments reflected their business results achieving TT 59.6%, TSS 75.6%, and APM 56.4% of overall targeted AIP metrics.

2024 PERFORMANCE AGAINST AIP TARGETS WITH PAY SCALE APPLIED

CHEMOURS
TT
TSS
APM
MAXIMUM
TARGET
THRESHOLD
ADJUSTED EBITDA
DISCRETIONARY FCF
NWC DAYS (AVG)
GREAT PLACES TO WORK
SUSTAINABILITY
CORPORATE EXPENSES / FUNCTIONS, EX-AIP / LTIP
COST OF MANUFACTURING
OPTEON REVENUE
BU ADJUSTED EBITDA

2024 – 2026 LTIP Design
The 2024 – 2026 LTIP structure maintained an equal weighting among PSUs, PSOs, NQSOs, and RSUs. The PSU portion of the plan was enhanced to reinforce capital efficiency and create greater shareholder alignment by transitioning from Adjusted Net Income to EVA as a plan metric. This change emphasizes the importance of effective capital utilization, positioning management to prioritize decisions that enhance long-term returns above the cost of capital consistent with sustainable growth in shareholder value. The EVA metric now holds a significant weight of 70% in the PSUs, underscoring its priority within the incentive structure. Meanwhile, rTSR continues to be part of the plan but with a slightly reduced emphasis, moving from a 40% to a 30% weight. This adjustment recognizes the importance of absolute growth on a metric over which management has more direct impact while preserving rewards for relative shareholder value creation. Awards are determined at the end of the three-year performance period.
The 2024 LTIP awards remained heavily performance-weighted (75%) including PSUs, PSOs, and NQSOs delivering value to our executives only if we deliver long-term shareholder value. RSUs encourage retention and mitigate some risk as an inherently less volatile equity vehicle providing value based on continued employment, while maintaining alignment with shareholders since each RSU has the same value as a share of our common stock. The PSOs, NQSOs, and RSUs vest annually in three equal installments from the date of grant.
2022 – 2024 PSU Award Results
Share payouts from 2022 – 2024 PSUs were based on pre-established three-year cumulative targets for Adjusted Net Income and Free Cash Flow Conversion. Those metrics were equally weighted in the plan. Both metrics did not achieve threshold performance during the performance period. Additionally, the plan contained a rTSR modifier, under which the final level of achievement could be increased or decreased based on Chemours rTSR compared to the peer group. Since threshold performance was not obtained in either of the above metrics the rTSR modifier had no impact. As a result, pursuant to the terms of the 2022-2024 PSU plan no shares were earned by the NEOs.
Threshold performance was not achieved for the LTIP metrics set at the beginning of 2022. This outcome reflects the shifting business strategy and the impact of prevailing economic conditions. As a cyclical business, Chemours has historically faced difficulties in setting targets for performance metrics, and these challenges are exacerbated under fluctuating conditions. The dynamic market environment requires us to continuously adapt, making it more complex to establish three-year targets.

Executive Compensation Decision Making
Compensation Decision Making Responsibilities
The CLDC applies the following factors to guide executive compensation decisions:
▪
Alignment of executives’ interests with shareholders

▪
Strategic needs of the Company

▪
Market pay levels for equivalent roles

▪
Industry dynamics

The table below summarizes oversight responsibilities and participation in executive compensation decisions:
Compensation and Leadership Development Committee
▪
Establish executive compensation philosophy

▪
Approve incentive compensation programs and determine performance expectations for AIP and LTIP

▪
Review, discuss, and approve recommendations for all compensation actions for the NEOs, other than the CEO, including salary, AIP targets and actual payouts, and LTIP targets, grants and earned awards

▪
Recommend to the independent directors of the Board compensation actions for the CEO, including salary, AIP targets and actual payouts, and LTIP targets, grants and earned awards

All Independent Board Members	▪ Assess performance of the CEO ▪ Approve all compensation action for the CEO, including salary, AIP targets and actual payouts, and LTIP targets, grant and earned awards
2025 PROXY STATEMENT |	56

Chief Executive Officer
▪
Provide compensation recommendations for NEOs (other than the CEO) to the CLDC; review, analysis, and final approval of compensation actions are made solely by the CLDC

▪
Make recommendations based on the CEO’s personal review of each NEO’s performance, job responsibilities, and importance to the Company’s overall business strategy, as well as the Company’s executive compensation philosophy

▪
In consultation with the CFO, after receiving detailed research and recommendations from an independent compensation consultant, recommend AIP and LTIP metrics and targets to the CLDC

Independent Consultant to the Compensation and Leadership Development Committee
▪
Provide independent advice, research, and analytical services on a variety of subjects, including compensation of executive officers and executive compensation trends

▪
Lead discussions with management and the Board in incentive plan design and play a significant role in determining the definition of metrics and targets

▪
Participate in meetings as requested and communicate with the CLDC Chair between meetings

▪
Evaluate executive compensation policies and guidelines and provide information regarding best practices in the industry

▪
Is engaged by, and reports directly to, the CLDC

Independent Compensation Consultant
The CLDC has retained Farient Advisors (“Farient”) as its independent compensation consultant to advise on executive compensation matters. Farient provides a variety of consulting services to the CLDC. These services include but are not limited to, advising on market pay practices and compensation best practices, providing competitive pay reviews, reviewing our executive compensation philosophy, reviewing the disclosure of the executive compensation programs in the Proxy Statement, sharing market trends, opining on incentive plan design and target setting, recommending compensation peer group(s) and providing legislative and regulatory updates. During fiscal year 2024, Farient did not perform any services for Chemours other than advising on executive compensation and non-employee director compensation under its engagement by the CLDC, and the CLDC determined that Farient was independent and that its engagement did not present any conflicts of interest.
Compensation Peer Group Selection and Competitive Positioning
In making compensation decisions, the CLDC considers competitive market data from a compensation peer group of companies as one of several reference points. Compensation peer group data is supplemented with broader chemical and general industry data. The CLDC reviews the composition of the compensation peer group annually to ensure that it remains suitable and appropriate for benchmarking pay and performance.
The compensation peer group is composed of publicly traded U.S. based companies of similar scale, with revenue generally 0.25x to 4x of the Company, within our sector of commodity, diversified and specialty chemicals, and having business characteristics reflecting Chemours’ current business model and strategic direction. Market pay data are adjusted using regression to reflect Chemours’ relative scale. Thus, data from organizations that are smaller or larger than Chemours are adjusted to better reflect market conditions given the Company’s size.
Based on the above criteria, the CLDC chose not to make a change to the compensation peer group used for 2024.

The group consists of the following companies:
Albemarle Corporation	Element Solutions Inc.
Avient Corporation	H.B. Fuller Company
Axalta Coating Systems Ltd.	Huntsman Corporation
Cabot Corporation	Olin Corporation
Celanese Corporation	Trinseo PLC
Dupont de Nemours, Inc.	Tronox Holdings PLC
Eastman Chemical Company	Westlake Corporation
SALARY AND PERFORMANCE TARGET OPPORTUNITIES FOR NEOS
The below information reflects the components of the TDC opportunity for our NEOs for the 2024 performance year as compared to the 2023 performance year. For information on the compensation awarded to our NEOs for the 2024 performance period, please see the “2024 Outcomes” section below.
Denise Dignam — President and CEO — Target Total Direct Compensation
In early 2024, Denise Dignam’s compensation was adjusted to reflect her transition to President and CEO of the Company. Her compensation was recommended by the CLDC, with the support of the Committee’s independent compensation consultant and was approved by the Board of Directors in the first quarter of 2024. After her promotion to CEO in March 2024, Ms. Dignam’s salary was $975,000 and her target bonus opportunity was $1,170,000. Her target LTIP award opportunity was $4,355,000. The LTIP award was granted in accordance with our annual grant practices. Ms. Dignam’s full year TDC at target, which consists of salary, AIP and LTIP targets opportunities (TDC) was $6,500,000. In 2023 and first quarter of 2024, Ms. Dignam served as the BU President for TT. For the 2023 performance year, Ms. Dignam’s salary was $550,000 and her target bonus opportunity was $412,500. Her target LTIP award opportunity was $950,000. Ms. Dignam’s 2023 performance year TDC at target, which consisted of salary, AIP and LTIP targets opportunities was $1,912,500.
	2023	2024
Salary	$550,000	$975,000
Target AIP Opportunity	$412,500 (75% of salary)	$1,170,000 (120% of salary)
Target LTI Opportunity (Grant Value)	$950,000	$4,355,000
Target TDC	$1,912,500	$6,500,000
2024 Salaries of the Other NEOs
Salaries for the NEOs are intended to be competitive with the market and attract and retain the executive talent needed to successfully execute on our strategy. The CLDC reviews salaries for NEOs annually in the first quarter. The NEOs’ salaries reflect the scope of their responsibilities, experience, performance, and external market competitiveness. Salaries represented approximately 31% of overall compensation in 2024.
After considering external market pay data, internal pay equity, and performance, the CLDC approved a salary increase for Ms. Wellman to $550,000 (an increase of 10%), Mr. Martinko to $475,000 (an increase of 2%), Mr. Familiar to $475,000 (an increase of 2%) and Mr. Abbott to $485,000 (an increase of 8%).
2025 PROXY STATEMENT |	58

NEO	Salary as of December 31, 2023	Salary as of December 31, 2024
Shane Hostetter(1)	—	$630,000
Kristine Wellman	$500,000	$550,000
Joseph Martinko	$465,000	$475,000
Gerardo Familiar	$465,000	$475,000
Matthew Abbott	$450,000	$485,000
Mark Newman(2)	$1,300,000	$—
Jonathan Lock(2)	$600,000	$—

(1)
Mr. Hostetter was not employed by the Company in 2023. Additionally, his salary was increased on November 1st (previously $600k). Management recommended and the CLDC approved this change after the annual market data review in October.

(2)
Messrs. Newman and Lock were no longer employed by Chemours on December 31, 2024.

ANNUAL INCENTIVE PLAN (“AIP”)
Chemours’ AIP is designed to reward executives for achieving and exceeding annual performance goals. Under the AIP, each NEO has a target annual incentive opportunity, expressed as a percentage of salary. Incentive targets are determined based on the CLDC’s review of compensation peer group practices, chemical industry data from proprietary third-party surveys, and the position and scope of responsibilities of each NEO. Incentive targets are reviewed annually in the first quarter of the year.
After considering external market pay data, internal pay equity, and performance, the CLDC approved target bonus opportunity increases for Messrs. Martinko and Familiar from 60% to 70% and Mr. Abbott’s from 65% to 70%.
The following table summarizes 2023 and 2024 AIP target percentages:
NEO	Bonus Target as of December 31, 2023	Bonus Target as of December 31, 2024
Shane Hostetter(1)	—	75%
Kristine Wellman	70%	70%
Joseph Martinko	60%	70%
Gerardo Familiar	60%	70%
Matthew Abbott	65%	70%
Mark Newman(2)	130%	—
Jonathan Lock(2)	75%	—

(1)
Mr. Hostetter was not employed by the Company in 2023.

(2)
Messrs. Newman and Lock were no longer employed by Chemours on December 31, 2024.

Incentive Formula
Actual annual incentive awards for NEOs in 2024 were determined using the formulas shown below. The calculation of award payments for each NEO was determined based on Chemours’ financial and sustainability performance or, for business segment leaders, a combination of Chemours’ financial and sustainability performance and business segment financial performance. There is no individual performance component for NEOs in the AIP. The CLDC may only use its discretion to reduce the amount earned.

The AIP awards for Mses. Dignam (March – Dec) and Wellman and Mr. Hostetter were determined as follows:
The AIP award for Ms. Dignam (Jan – Feb) and Messrs. Martinko and Familiar were determined as follows:
(1)
Chemours Company-wide metrics. Messrs. Newman, Lock, and Abbott were assigned to this plan prior to their departure from the organization.

(2)
Ms. Dignam’s results were specific to the TT business segment for January and February and Corporate for the remainder of the year. Messrs. Martinko and Familiar were assigned to this plan for TSS and APM, respectively.

Performance Measures
The CLDC maintained its focus on aligning the AIP with shareholders’ interests. The 2024 AIP was tied primarily to our performance against corporate financial and sustainability metrics. The plan design focused NEOs on execution, delivering for our customers, operating with efficiency and sustainably working as “One Chemours” to achieve our collective objectives. The leading metric in the plan was Adjusted EBITDA (50% weight) which continues to be closely linked to the long-term growth of Chemours and thus the value of our shareholders’ investment. Adjusted EBITDA was complemented by corporate level Discretionary Free Cash Flow and Average Net Working Capital Days (20% total weight). The plans also reinforced our focus on BU level success. A portion of each BU plan contain a metric to drive specific focus. For TT it was Cost of Manufacturing, for TSS it was Opteon™ refrigerants Revenue, and for APM it was Adjusted EBITDA. The Corporate functions focused on cost as a metric in their plan.
Additionally, consistent with the Company’s CRC goals (10% weight), the CLDC continued to include sustainability metrics in the plan and evaluated the best metrics to drive progress against the Company’s CRC goals. In 2024, progress toward improving our Great Place to Work score and a success measure for energy efficiency were the focus areas. The maximum bonus opportunity for the NEOs remained 200%.
2025 PROXY STATEMENT |	60

The following reflects the weightings for each metric:
CHEMOURS — AIP for Mses. Dignam (March-Dec) and Wellman and Mr. Hostetter (formerly Messrs. Newman, Abbott, and Lock)	Weight
Chemours Sustainability	10.0%
Chemours Adjusted EBITDA	50.0%
Chemours Discretionary Free Cash Flow	10.0%
Chemours Net Working Capital Days (avg)	10.0%
Chemours Functions Cost	20.0%
TITANIUM TECHNOLOGIES — AIP for Ms. Dignam (Jan-Feb)	Weight
Chemours Sustainability	10.0%
Chemours Adjusted EBITDA	50.0%
Chemours Discretionary Free Cash Flow	10.0%
Chemours Net Working Capital Days (avg)	10.0%
Business Segment Cost of Manufacturing	20.0%
THERMAL AND SPECIALIZED SOLUTIONS — AIP for Mr. Martinko	Weight
Chemours Sustainability	10.0%
Chemours Adjusted EBITDA	50.0%
Chemours Discretionary Free Cash Flow	10.0%
Chemours Net Working Capital Days (avg)	10.0%
Business Segment Opteon™ refrigerants Revenue	20.0%
ADVANCED PERFORMANCE MATERIALS — AIP for Mr. Familiar	Weight
Chemours Sustainability	10.0%
Chemours Adjusted EBITDA	50.0%
Chemours Discretionary Free Cash Flow	10.0%
Chemours Net Working Capital Days (avg)	10.0%
Business Segment Adjusted EBITDA	20.0%

DEFINITIONS OF METRICS:
Adjusted EBITDA
Defined as income (loss) before income taxes excluding the following items: interest expense, depreciation and amortization; non-operating pension and other post-retirement employee benefit costs, which represents the components of net periodic pension costs and other post-retirement employee benefit costs, which represents the non-service cost component of net periodic pension (income) costs; exchange gains (losses) included in other income (expense), net; restructuring, asset-related, and other charges; gains (losses) on sale of businesses or assets; and, other items not considered indicative of ongoing operational performance and expected to occur infrequently during the Performance Period, including certain litigation related and environmental charges and Qualified Spend reimbursable by DuPont and/or Corteva as part of the Company’s cost-sharing agreement under terms of the MOU that were previously excluded from Adjusted EBITDA, which, for purposes of AIP, also excludes adjustments to income, expenses and losses not budgeted resulting from acquisitions, dispositions, regulatory actions and legal settlements.
Discretionary Free Cash Flow
Defined as the cash remaining after mandatory payments and investments have been made. Discretionary Free Cash Flow is calculated by subtracting PMMA, Run & Maintain capital expenditures, Sustainability capital expenditures, and Small Growth capital expenditures, taxes, interest, dividends, and equity affiliates from Adjusted EBITDA.
Net Working Capital Days (Average)
Defined as Accounts Receivable plus Inventory minus Accounts Payable. Net Working Capital Days are defined as the number of days for a company to convert working capital into revenue. Net Working Capital Days are calculated by dividing net working capital by revenue. Average Net Working Capital Days is defined as average working capital over a year multiplied by 365 then divided by annual revenue.
Business Segment Opteon™ refrigerants Revenue
Defined as sales of key Opteon™ refrigerants products to external customers as defined by Accounting Standards Codification (ASC) 606, revenue from contracts with customers.
Business Segment Cost of Manufacturing
Defined as the total unit-rate cost required to produce one tonne of TiO2 pigment. TT’s measurement of Cost of Manufacturing excludes fixed asset depreciation.
Corporate Expenses/Functions
Defined as corporate overhead costs including corporate expenses and corporate functions prior to impacts of AIP and LTIP (or prior to impacts of costs associated with incentives)
Sustainability metrics
Defined as improving Great Place to Work® score and lowering the per unit cost of energy.
2025 PROXY STATEMENT |	62

2024 COMPENSATION PROGRAM OUTCOMES
As detailed in the "2024 Business Highlights, Chemours’ performance was mixed in 2024, grappling with ongoing lower demand and increased input costs across several segments. The AIP outcome reflect the mixed results.
Corporate 84.3%, TT 59.6%, TSS 75.6%, and APM 56.4%
The 2022 – 2024 PSU award was based on pre-established three-year cumulative targets for Adjusted Net Income and Free Cash Flow Conversion. Those metrics were equally weighted in the plan. Both metrics did not achieve threshold performance during the performance period. Thus, the PSU outcome did not result in the awarding of shares.
0%
2024 OUTCOMES
The chart below shows the 2024 AIP performance targets, ranges and results approved by the CLDC. Performance targets were set and approved in early 2024 and were consistent with the Company’s budget. Targets for each of the performance measures were set at levels considered challenging, motivational, and competitive. The performance range was determined using external guidance, historical performance, and expectations as guardrails. Threshold was considered the level of performance that warranted the minimum payout, and the maximum defined the level of performance considered exceptional.
As detailed in the “2024 Business Highlights,“ 2024 was a year of transition for Chemours as the Company experienced a senior leadership transition while also establishing a new strategic framework under Pathway to Thrive. As a part of its annual financial performance, Chemours experienced volume stability in the TT segment and drove double-digit growth in the Opteon™ refrigerants portfolio, resulting in record results for TSS’s third and fourth quarter in 2024. As regulatory-driven low GWP adoption continues, TSS invested in expanding its manufacturing capacity of Opteon™ at its Corpus Christi plant in Texas to meet strong market demand. The APM portfolio faced continued end-market weakness, concentrated in its hydrogen and other economically-sensitive end-markets, but was able to complete its Teflon™ PFA expansion providing for growth opportunities in semiconductor end-markets as a part of the Company’s focus to pursue selective growth in key end markets.
While unfavorable factors impacted financial performance, Chemours provided added clarity around its business priorities under Pathway to Thrive emphasizing its resolve to deliver long-term shareholder value. As a result, the AIP had a mixed outcome. The Corporate AIP achievement was 84.3%. The AIP outcome for each of the business segments reflected their business results achieving TT 59.6%, TSS 75.6%, and APM 56.4% of overall targeted AIP metrics.

The following tables show the outcome of the measurement of the performance metrics under the 2024 bonus plan, which reflect the CLDC and Board actions described below.
Dollars are in millions
Corporate AIP — Mses. Dignam (March-Dec) and Wellman and Mr. Hostetter
Measure	Threshold(1)	Target	Maximum(2)	Actual(3)	Weighted Funding Result
Consolidated Adjusted EBITDA	$818	$1,004	$1,190	$844	28%
Consolidated Discretionary Free Cash Flows	$193	$370	$556	$213	6%
Consolidated NWC Days (Avg)	76.3	69.3	62.3	73.5	7%
Sustainability Metric – GPTW	71%	75%	77%	68%	0%
Sustainability Metric – Energy Efficiency	1.3	1.75	2.8	1.72%	5%
Corporate Expenses / Functions	($538)	($533)	($508)	($510)	38%
					84.3%
Titanium Technologies AIP — Ms. Dignam (Jan-Feb)
Measure	Threshold(1)	Target	Maximum(2)	Actual(4)	Weighted Funding Result
Consolidated Adjusted EBITDA	$818	$1,004	$1,190	$844	28%
Consolidated Discretionary Free Cash Flows	$193	$370	$556	$213	6%
Consolidated NWC Days (Avg)	76.3	69.3	62.3	73.5	7%
Sustainability Metric – GPTW	71	75	77	68%	0%
Sustainability Metric – Energy Efficiency	1.3	1.75	2.8	1.72%	5%
Cost of Manufacturing(4)	$—	$—	$—	$—	14%
					59.6%
2025 PROXY STATEMENT |	64

Thermal and Specialized Solutions AIP — Mr. Martinko
Measure	Threshold(1)	Target	Maximum(2)	Actual(4)	Weighted Funding Result
Consolidated Adjusted EBITDA	$818	$1,004	$1,190	$844	28%
Consolidated Discretionary Free Cash Flows	$193	$370	$556	$213	6%
Consolidated NWC Days (Avg)	76.3	69.3	62.3	73.5	7%
Sustainability Metric – GPTW	71	75	77	68%	0%
Sustainability Metric – Energy Efficiency	1.3	1.75	2.8	1.73%	5%
Opteon™ refrigerants Revenue	$723	$781	$840	$810	30%
					75.6%
Advanced Performance Materials AIP — Mr. Familiar
Measure	Threshold(1)	Target	Maximum(2)	Actual(3)	Weighted Funding Result
Consolidated Adjusted EBITDA	$818	$1,004	$1,190	$844	28%
Consolidated Discretionary Free Cash Flows	$193	$370	$556	$213	6%
Consolidated NWC Days (Avg)	76.3	69.3	62.3	73.5	7%
Sustainability Metric – GPTW	71	75	77	68	0%
Sustainability Metric – Energy Efficiency	1.3	1.75	2.8	1.73%	5%
APM Adjusted EBITDA	$159	$199	$238	$161	11%
					56.4%

(1)
Represents the minimum level of performance required to earn any incentive for this metric of the 2024 AIP. Performance below this level would not result in a payout for the performance measure.

(2)
Represents the highest level of performance at which maximum payout under the 2024 AIP is earned. Achievement of performance above this level would not result in a greater payout for the performance measure.

(3)
Actual reflects adjustments approved by the CLDC as described below.

(4)
The Business Segment COM target is considered confidential company information and, therefore, will not be disclosed.

The above outcome reflects certain one-time adjustments as summarized below. Each year management builds the annual budget used for calculating incentive targets with some allowances for risks (e.g. macro-environment). The leadership team is responsible for managing these risks and the targets are not adjusted for them. Our regulatory filings reflect that we have disclosed probable risks but not inestimable risks.
As in past years, the CLDC may consider adjustments due to extraordinary governmental actions, legal, regulatory and/or business activities that are in line with the long-term interest of the Company and support shareholder value. Adjustments may be negative or positive, with the principle being that management’s compensation should not be impacted by unanticipated or extraordinary events not contemplated in the business plan used in setting incentive targets or that are not considered true operating results within management’s control for incentive purposes. It is our practice to raise potential adjustments for the approval of the CLDC as it relates to the outcome of the AIP and LTIP. Prior to seeking CLDC approval, management will seek and receive the approval of the Audit Committee Chair.
Consistent with the above philosophy the following adjustments were applied to the AIP outcome.
Earnings/DFCF/TT Cost of Manufacture Impact Due to Government Shutdown Mandate Related to Mexico Drought — AIP relief of  ~$21M in Consolidated Adjusted. EBITDA metric, and ~$21M in Consolidated DFCF metric. This adjustment also impacted TT Cost of Manufacture metric.
TT Transformation Plan Third Party Costs — AIP relief of  ~$14M in Consolidated Adjusted EBITDA metric and ~$14M in Consolidated DFCF metric.
Asbestos Settlements / Reserve True-Up — AIP relief of  ~$23M in Consolidated Adjusted EBITDA metric and ~$23M in Consolidated DFCF metric.
The following AIP awards for each NEO were approved:
NEO	Bonus Target as of December 31, 2024	Salary as of December 31, 2024	AIP Achievement %	Actual Annual Incentive Payout(1)(2)(3)(4)
Denise Dignam(1)	120%	$975,000	59.6% / 84.3%	$864,923
Shane Hostetter(2)	75%	$630,000	84.3%	$193,873
Kristine Wellman	70%	$550,000	84.3%	$324,555
Joseph Martinko	70%	$475,000	75.6%	$251,370
Gerardo Familiar	70%	$475,000	56.4%	$187,530

(1)
Ms. Dignam’s actual annual incentive payout reflects her time as TT BU President (Jan – Feb) and as CEO (March – Dec).

(2)
Mr. Hostetter’s actual annual incentive has been prorated to reflect his previous (July – Oct) and current (Nov – Dec) salaries.

(3)
Mr. Abbott was no longer employed by the Company effective February 3. 2025 and, as a result, he did not earn an AIP payout.

(4)
Messrs. Newman and Lock were no longer employed by Chemours on December 31, 2024. They did not earn an AIP payout.

Long-Term Incentive Plan (“LTIP”)
Chemours provides LTI compensation to tie the NEOs’ interests with the interests of shareholders and the creation of long-term, sustained value. The CLDC views these incentives as a critical element of the executive compensation program.
After considering external market pay data, internal pay equity, and performance, the CLDC approved LTI target increases for Messrs. Martinko and Familiar from $475,000 to $650,000.
2025 PROXY STATEMENT |	66

The following table reflects the LTIP target opportunities at the end of fiscal years 2023 and 2024 for the NEOs other than Ms. Dignam, whose LTIP target opportunities are discussed above.
NEO	Long-Term Incentive Target as of December 31, 2023	Long-Term Incentive Target as of December 31, 2024
Shane Hostetter(1)	—	$1,350,000
Kristine Wellman	$850,000	$850,000
Joseph Martinko	$475,000	$650,000
Gerardo Familiar	$475,000	$650,000
Matthew Abbott	$550,000	$550,000
Mark Newman(2)	$1,300,000	$—
Jonathan Lock(3)	$425,000	$—

(1)
Mr. Hostetter received a pro-rated equity grant of  $500,000, reflecting his July 1, 2024 hire date. This grant reflected his LTI target at hire. While this grant was made as time-vested RSUs, future target grants will reflect the approved LTI plan design including all equity vehicles. The above target reflects an adjustment made in November (previously $1M). Management recommended and the CLDC approved this change after the annual market data review in October.

(2)
The Company entered into a separation and release agreement (“Separation Agreement”) dated as of March 22, 2024, with Mr. Newman, the former Chief Executive Officer. Under this agreement he was not entitled to any severance, equity award vesting or other compensation in connection with his resignation. All unvested awards as of the date of the Separation Agreement were forfeited for no consideration. The Executive’s vested stock option as of the termination date shall remain exercisable for three (3) years following the Termination Date (but not later than the remaining full term of any such option) in accordance with their terms and the Company’s standard practices.

(3)
The Company entered into a separation and release agreement (“Separation Agreement”) dated as of April 23, 2024, with Mr. Lock, the former Chief Financial Officer. Under this agreement he was not entitled to any severance, equity award vesting or other compensation in connection with his resignation except for a one-time payment intended to provide healthcare coverage for three (3) months following his separation. All unvested awards as of the date of the Separation Agreement were forfeited for no consideration. The Executive’s vested stock option as of the termination date shall remain exercisable for three (3) years following the Termination Date (but not later than the remaining full term of any such option) in accordance with their terms and the Company’s standard practices.

2024-2026 Long-Term Incentive Plan (“LTIP”) Design
The 2024-2026 LTIP structure maintained an equal weighting among PSUs, PSOs, NQSOs, and RSUs. The PSU portion of the plan was enhanced to reinforce capital efficiency and create greater shareholder alignment by transitioning from Adjusted Net Income to EVA as a plan metric. This change emphasizes the importance of effective capital utilization, positioning management to prioritize decisions that enhance long-term returns above the cost of capital consistent with sustainable growth in shareholder value. The EVA metric now holds a significant weight of 70% in the PSUs, underscoring its priority within the incentive structure. Meanwhile, rTSR continues to be part of the plan but with a slightly reduced emphasis, moving from a 40% to a 30% weight. This adjustment recognizes the importance of absolute growth on a metric over which management has more direct impact while preserving rewards for relative shareholder value creation. Awards are determined at the end of the three-year performance period.

The 2024 LTIP awards remained heavily performance-weighted (75%) including PSUs, PSOs, and NQSOs delivering value to our executives only if we deliver long-term shareholder value. RSUs encourage retention and mitigate some risk as an inherently less volatile equity vehicle providing value based on continued employment, while maintaining alignment with shareholders since each RSU has the same value as a share of our common stock. The PSOs, NQSOs, and RSUs vest annually in three equal installments from the date of grant.
Performance Share Units (25% of LTI Target Award)
Twenty five percent of the NEO’s LTIP award was delivered through PSUs. The PSUs are earned based on performance over a three-year performance period. The performance metrics used in the 2024-2026 PSU award were EVA (70%) and rTSR (30%), both measured cumulatively over a three-year period ending December 31, 2026. The CLDC felt introducing EVA as a metric would create additional focus on the efficient use of capital helping to maintain the discipline investing in the projects with the highest return on investment. The maximum opportunity remains 200%.
Performance Stock Options (25% of LTIP Target Award)
The use of PSOs provides direct alignment with shareholder interests as they have value only if the price of Chemours’ stock at the time of exercise exceeds the stock price on the date of grant plus a 10% premium, while also encouraging retention through their service-based vesting conditions. As a result, these premium priced stock options encourage executives to focus on behaviors and initiatives that support significant stock price appreciation over time. The stock options vest in equal annual installments over three years from the grant date and have a ten-year term.
Non-Qualified Stock Options (25% of LTIP Target Award)
The use of stock options provides direct alignment with shareholder interests as they have value only if the price of Chemours’ stock at the time of exercise exceeds the stock price on the date of grant. As a result, stock option grants encourage executives to focus on behaviors and initiatives that support sustained long-term stock price appreciation. The stock options vest in equal annual installments over three years from the grant date and have a ten-year term.
Restricted Stock Units (25% of LTIP Target Award)
The mix of equity award types also includes RSUs with vesting tied to continued service. The plan supports a strong performance orientation and long-term retention of talent to drive the Company strategy. The RSUs vest in equal annual installments over three years from the grant date.
Economic Value Added (“EVA”)
Defined as modified adjusted earnings less cost of capital. Modified adjusted earnings is defined as adjusted EBIT, net of tax. Cost of capital is defined as a two-year average capital multiplied by a 10% WACC. Two-year average capital is defined as the two-year average of total debt, net of issuance discounts/costs and equity, net of cash plus cumulative amounts excluded from Adjusted EBIT, net of tax. Cumulative amounts excluded from Adjusted EBIT reflecting those starting in 2016.
2025 PROXY STATEMENT |	68

Relative TOTAL SHAREHOLDER RETURN (“rTSR”)
Defined as the change in the Company’s stock price plus dividends paid and assumed to be reinvested on the ex-dividend date during the period, divided by beginning stock price, compared on a percentile basis to the same change with respect to a peer group. For this purpose, a company’s beginning stock price will be the closing stock price averaged over the 20 trading days ending on the trading day before the start of the Performance Period and the ending stock price will be the closing stock price, inclusive of reinvested dividends, averaged over the 20 trading days ending with the last trading day within the Performance Period. The performance will be relative to the 2024 peer group. rTSR is a metric used to promote alignment with shareholder interests.
For purposes of calculating the appropriate earned percentile, any companies that are in the peer group at the beginning of the performance period that are no longer separate publicly traded companies due to merger, acquisition, or buyout shall be disregarded. Companies that are no longer publicly traded due to insolvency or bankruptcy will be included at the lowest performance ranking. For purposes of calculating the earned percentile, the Company will be considered a member of the peer group.
	Threshold	Target	Maximum
Achieved rTSR	15th Percentile	50th Percentile	85th Percentile
Payout	50%	100%	200%
2024 LTIP Awards
The LTIP awards granted to the NEOs in 2024 were as follows:
NEO(6)	2024 Target LTI Award	Share Equivalent Value of Target PSUS on Grant Date	Target Number of PSU Awards(1)	Grant Date Fair Value of RSUS	Number of RSUS Granted(1)	Grant Date Fair Value of Stock Options	Number of Stock Options Granted(2)	Grant Date Fair Value of PSOS	Number of PSOS Granted(3)
Denise Dignam	$3,787,500	$946,853	34,431	$946,853	34,431	$946,870	92,108	$962,710	95,792
Shane Hostetter(4)	$500,000			$499,992	26,709
Kristine Wellman	$850,000	$212,493	7,727	$212,493	7,727	$212,498	20,671	$216,055	21,498
Joseph Martinko	$650,000	$162,498	5,909	$162,498	5,909	$162,496	15,807	$165,212	16,439
Gerardo Familiar	$650,000	$162,498	5,909	$162,498	5,909	$162,496	15,807	$165,212	16,439
Matthew Abbott(5)	$1,300,000	$324,995	11,818	$324,995	11,818	$324,992	31,614	$330,434	32,879
Annual LTI awards are generally granted March 1 each year. The 2024 annual grants were delayed until May 8, 2024 when the Q1 earnings blackout period expired.
(1)
The number of PSUs and RSUs awarded was determined by dividing the dollar target value for each NEO by the closing price for Chemours common stock on grant date and rounding down to the nearest whole share. The closing price of Chemours common stock was $27.50 on May 8, 2024. The closing price of Chemours common stock was $18.72 on August 6, 2024.

(2)
The number of stock options awarded was determined based on the Black-Scholes value. The Black-Scholes value of an option was $10.28 on May 8, 2024. The exercise price of the options was equal to the closing price of Chemours common stock on the grant date. The closing price of Chemours common stock was $27.50 on March 1, 2023.

(3)
The number of PSOs awarded was determined based on the granted stock options with at 4% premium to account for the 10% higher exercise price. Monte-Carlo value of a performance stock option was $10.05 on May 8, 2024. The exercise price of the performance stock options was equal to the closing price of Chemours common stock on the grant date plus a 10% premium. The closing price of Chemours common stock was $27.50 on May 8, 2024. The exercise price of the performance stock options was $30.25.

(4)
Mr. Hostetter received a one-time new hire grant of  $500,000 in RSUs granted on August 6,2024, which will vest ratably on August 6, 2025, 2026 and 2027.

(5)
Mr. Abbott’s annual grant was enhanced by the CLDC in recognition of the work that he did as the Interim CFO. In addition to his LTI target of  $550,000, he received an additional one-time recognition grant of  $750,000. His total grant for the year was $1,300,000. This grant has been forfeited upon Mr. Abbott’s separation.

(6)
Messrs. Newman and Lock did not receive a grant in 2024.

2022 – 2024 PSU Award Results
The achievement for the 2022 – 2024 PSU award was based on pre-established three-year cumulative targets for Adjusted Net Income and Free Cash Flow Conversion. Those metrics were equally weighted in the plan. Both metrics did not achieve threshold performance during the performance period. Additionally, the plan contained a rTSR modifier, under which the final level of achievement could be increased or decreased based on Chemours rTSR compared to the peer group. Since threshold performance was not obtained in either of the above metrics the rTSR modifier was rendered irrelevant. As a result, pursuant to the terms of the 2022 – 2024 PSU plan no shares were earned by the NEOs.
Threshold performance was not achieved for the LTIP metrics set at the beginning of 2022. This outcome reflects the shifting business strategy and the impact of prevailing economic conditions. As a cyclical business, Chemours has historically faced difficulties in setting targets for performance metrics, and these challenges are exacerbated under fluctuating conditions. The dynamic market environment requires us to continuously adapt, making it more complex to establish three-year targets.
The performance peer group for these PSUs was comprised of the following companies:
Albemarle Corp.	Eastman Chemical Co.	The Sherwin-Williams Co.
Ashland Global Holdings Inc.	Huntsman Corp.	Trinseo S.A.
Avient Corp.(1)	Olin Corp.	Tronox Holdings PLC
Axalta Coating Systems Ltd	PPG Industries Inc.	Venator Materials PLC
Cabot Corp.	RPM International Co.	Westlake Corp.
Celanese Corp.

(1)
Formerly known as PolyOne Corporation

The table below shows the target number of PSUs granted in 2022, and the actual number of PSUs earned, including dividends equivalents that were converted into additional PSUs.
NEO(1)(2)(3)	Target Shared in 2022	Achievement	Earned Share Award
Denise Dignam	11,710	0%	0

(1)
Messrs. Hostetter, Martinko, and Familiar and Ms. Wellman were not eligible for this plan in 2022.

(2)
Mr. Abbott was no longer employed by the Company effective February 3. 2025 and as a result, was not eligible to earn shares.

(3)
Messrs. Newman and Lock were no longer employed by Chemours on December 31, 2024, and their PSUs were forfeited.

Company Sponsored Employee Benefits
The Company offers its NEOs health, welfare and retirement plan benefits consistent with all other U.S. based employees. Additional elements specific to the executive compensation program include nonqualified retirement benefit plans, reimbursement of financial planning and income tax preparation services, and change-in-control benefits.
The Non-qualified Retirement Savings Restoration Plan (RSRP)
The RSRP is a nonqualified defined contribution plan that restores benefits above the Internal Revenue Code limits for tax- qualified retirement plans to be consistent with those provided to other eligible employees.
Each year during the enrollment window, eligible employees can elect to defer 1-6% of compensation. The deferral elections are effective when the participant’s year-to-date compensation exceeds the IRS annual compensation limit $345,000 for 2024. Compensation for RSRP purposes consists of salary and AIP payments. Chemours provides a company-matching contribution equal to 100% of the first 6% of the NEO’s deferral amount. In addition, and entirely at its discretion, the Company may make non-elective contributions to the RSRP.
2025 PROXY STATEMENT |	70

Employee and matching contributions are always 100% vested. Non-elective contributions are vested upon completion of three years of service. The NEOs are 100% vested in their deferrals and related investment experience.
The Non-Qualified Management Deferred Compensation Plan (MDCP)
Under the MDCP, a nonqualified elective deferred compensation plan, participants may defer salary, AIP, and certain incentive plan awards until a later date. Each year during the enrollment window eligible employees can elect to defer: 1 – 60% of  “salary” and/or 1 – 60% of the annual incentives. Additionally, corporate officers may elect to defer settlement of their equity awards (i.e., RSUs and/or PSUs). NEOs are 100% vested in their deferrals and related investment experience.
Financial Planning and Income Tax Preparation Benefit
NEOs are eligible to receive reimbursement up to $15,000 per calendar year for financial planning and income tax preparation services provided to them by the financial services professional(s) of their choosing. This benefit is intended to enhance understanding and appreciation of company-sponsored compensation and benefit programs and emphasize the link between company financial outcomes and executive financial wellness. Amounts reimbursed will be imputed as income to the eligible executive in accordance with IRS regulations.
Change-in-Control Severance Benefits
To ensure that executives remain focused on Chemours’ business during a period of uncertainty, the Company maintains a change-in-control severance plan for NEOs. For any benefits to be earned, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by Chemours without cause or the executive for good reason (often called a “double trigger”). The plan does not provide tax gross-ups. For additional information, see “Executive Compensation — Potential Payments upon Termination or Change-in-Control.”
Benefits provided under the change-in-control severance plan include:
▪
A lump sum cash payment of two times (three times for the CEO) the sum of the NEO’s salary and target AIP;

▪
A lump sum cash payment equal to the pro-rated portion of the NEO’s AIP target for the year of termination; and

▪
Continued health and dental benefits, financial counseling and tax preparation, and outplacement services for up to two years (three years for the CEO) following the date of termination.

The change-in-control severance plan also includes 12-month (18-month for the CEO) non-competition and non-solicitation covenants, non-disparagement, and confidentiality provisions.

Other Compensation Matters
COMPENSATION AND RISK
Management reviewed its executive and non-executive compensation programs and, in concurrence with the CLDC’s independent compensation consultant, determined that none of its compensation programs encourages or creates excessive risk-taking, and none are reasonably likely to have a material adverse effect on the Company.
In conducting this assessment, the components and design features of executive and non-executive plans and programs were analyzed. A summary of the findings of the assessment was provided to the CLDC. Overall, the CLDC concluded that (1) the Company’s executive compensation programs provide a mix of awards with performance criteria and design features that mitigate potential excessive risk taking, and (2) non-executive employee compensation programs are appropriately balanced between fixed and variable compensation and do not encourage excessive risk taking. The CLDC also considered its payout caps or limits, stock ownership guidelines, and clawback policy as risk mitigating features of its executive compensation program.
Stock Ownership Guidelines
To further support the goal of achieving a strong link between shareholder and executive interests, the Company maintains stock ownership guidelines to require executive share ownership of a value equal to a specified multiple of salary. Executives have five (5) years from the date they become subject to the guidelines to reach their respective ownership requirements. Until the ownership requirement is satisfied, 100% of the net shares realized from exercise or vesting of stock-based awards must be retained. Stock ownership guidelines are as follows:
Multiple of Salary	2024 Target
CEO	5.0x
Other NEOs	3.0x
All applicable NEOs have satisfied or are on track to satisfy those guidelines.
Incentive Compensation Clawback Policies
The Chemours Incentive-Based Compensation Clawback Policy for Executive Officers (“Executive Officer Clawback Policy”) is in line with SEC Rule 10D-1 and NYSE standards, along with the Incentive Compensation Clawback Policy for all current and former employees. The Executive Officer Clawback Policy requires the Company to recover excess incentive-based compensation from executive officers and certain high-level employees (“Executive Officers”) in the case of a financial restatement due to material noncompliance with financial reporting requirements. Compensation subject to clawback includes stock price or shareholder return based incentives, with recoveries calculated based on either restated financials or reasonable estimates for stock-related metrics. The policy also specifies that “Recoverable Incentive-Based Compensation” pertains to compensation received after the effective date of the policy, during or after service as an Executive Officer, while listed on exchanges, and within three fiscal years preceding a restatement.
The Executive Officer Clawback Policy stipulates that unless the CLDC deems recovery impracticable, all erroneously awarded compensation must be reclaimed, and indemnification for such amounts is prohibited. Additionally, this policy sits alongside other recovery rights and does not limit the Company’s ability to enforce obligations or seek legal action against covered persons. The policy also contains provisions for automatic compliance updates to match SEC and NYSE changes and is administered by the CLDC, which has final say on policy interpretations.
2025 PROXY STATEMENT |	72

Furthermore, the Incentive Compensation Clawback Policy provides for broader remedial actions against all employees for misconduct-related restatements, including forfeiture of future awards and repayment demands covering all incentive vehicles, including annual inventive payments, and time- and performance-based LTIs. Triggers for clawback include terminations for cause, breaches of non-compete or confidentiality agreements, fraud, or misconduct leading to restatements, or failure to act upon knowledge of such issues. The Company engages independent consultants and external counsel to regularly review and ensure the continued compliance of the policies with the evolving regulatory landscape.
RESTRICTIONS ON HEDGING AND SIMILAR TRANSACTIONS
The Company has a policy that prohibits executive officers and directors from engaging in the following types of transactions with respect to Chemours’ stock: hedging transactions, pledging securities, short sales, derivative transactions, margin accounts, and short-term trading.

SUMMARY COMPENSATION TABLE (“SCT”)
The following table sets forth information concerning the total compensation earned by the NEOs during fiscal years 2024, 2023, and 2022.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Denise Dignam(6) President and Chief Executive Officer	2024	904,167		2,075,156	1,909,580	864,923	134,154	5,887,980
	2023	531,667		1,046,719	412,480	166,808	75,059	2,232,733
	2022	462,500		373,608	219,993	442,913	71,650	1,570,664
Shane Hostetter Senior Vice President, Chief Financial Officer	2024	305,000	50,000	499,992		193,873	1,000	1,049,865
Kristine Wellman Senior Vice President, General Counsel and Corporate Secretary	2024	541,667		465,706	428,553	324,555	60,164	1,820,645
	2023	491,667		472,018	324,993	80,850	45,367	1,414,895
Joseph Martinko President, Thermal & Specialized Solutions	2024	473,333		356,135	327,708	251,370	24,500	1,433,046
Gerardo Familiar President, Advanced Performance Materials	2024	473,333		356,135	327,708	187,530	29,291	1,373,997
Matthew Abbott(7) Former Senior Vice President, Chief Enterprise Transformation Officer	2024	589,167		712,271	655,426	—	40,009	1,996,873
Mark Newman Former President and Chief Executive Officer	2024	287,851				—	10,000	297,851
	2023	1,000,000		3,249,640	2,999,990
	2022	995,833		3,464,363	2,039,991	1,024,400
Jonathan Lock Former Senior Vice President, Chief Financial Officer	2024	212,483				—	13,245	225,728
	2023	527,083		570,135	212,487		50,172	1,359,878

(1)
Represents the aggregate grant date fair value of PSUs and RSUs computed in accordance with FASB ASC Topic 718. The grant date fair value of each PSU granted to NEOs in 2024, taking into account the estimated probable outcome of the performance conditions, was determined to be $32.77 on May 8, 2024. The techniques and assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2024. The grant date fair value of each RSU granted to NEOs in 2024 is equal to the closing share price of Chemours common stock on their respective grant dates — $27.50 on May 8, 2024 and $18.72 on August 6, 2024.

(2)
If the maximum level of performance were achieved, each NEO would earn 200% of the target number of PSUs awarded. based on the closing price of Chemours common stock on the May 8 grant date ($27.50), the maximum value of PSUs awarded on May 8, 2024, to each NEO is as follows: Ms. Dignam — $1,893,705; Ms. Wellman — $424,985; Mr. Martinko — $324,995; and Mr. Familiar — $324,995.

(3)
Represents the aggregate grant date fair value of stock options and performance stock options computed in accordance with FASB ASC Topic 718. Assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2024.

(4)
Represents payouts under AIP. This column includes compensation which may have been deferred at the NEO’s election. Any such amounts will be included in the “Executive Contributions” column of the 2024 Nonqualified Deferred Compensation table.

(5)
The amounts reflect perquisites and personal benefits (financial planning / income tax preparation) and Company contributions to qualified and nonqualified defined contribution plans. The following table details these amounts.

(6)
Ms. Dignam’s compensation reflects roles that she held during 2024.

(7)
Mr. Abbott earned a stipend of  $110,000 that has been included in the Salary column. The stipend was paid to Mr. Abbott to align his TTC to the CFO market when he had interim responsibility for this role. He left the Company on February 3. 2025 and as a result, he did not earn an AIP payout and has forfeited equity awards.

2025 PROXY STATEMENT |	74

Name	Company Contributions to Qualified Defined Contribution Plan ($)	Company Contribution to Nonqualified Defined Contribution Plan ($)	Financial Planning/Income Tax Preparation ($)	Separation Agreements ($)
Denise Dignam	23,700	95,454	15,000
Shane Hostetter	1,000	—	—
Kristine Wellman	21,700	36,124	2,340
Joseph Martinko	23,700	—	800
Gerardo Familiar	21,700	—	7,591
Matthew Abbott	21,700	18,198	111
Mark Newman	10,000	—	—
Jonathan Lock(1)	6,000	—	—	7,245

(1)
The Company entered into a separation and release agreement (“Separation Agreement”) dated as of April 23, 2024, with Mr. Lock, the former Chief Financial Officer. Under this agreement he was not entitled to any severance, equity award vesting or other compensation in connection with his resignation except for a one-time payment intended to provide healthcare coverage for 3 months following his separation ($7,245).

2024 GRANTS OF PLAN BASED AWARDS
The following table provides information on AIP awards, PSUs, PSOs, NQSOs and RSUs granted in 2024 to each NEO. For a complete understanding of the table, refer to the footnotes that follow.
				Estimated Possible Payouts Under Nonequity Incentive Plan Awards(1)			Estimated Future Shares Under Equity Incentive Plan Awards(2)			All Other Stock Awards Number of Shares or Stock or Units (#)	All Other Option Awards Number of Securities Underlying Options(3) (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Name(4)	Type of Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Denise Dignam	2024 AIP	5/8/24		521,875	1,043,750	2,087,500
	Stock Options	5/8/24	4/23/24								92,108	27.50	946,870
	PSO	5/8/24	4/23/24								95,792	30.25	961,710
	PSU	5/8/24	4/23/24				17,216	34,431	68,862				1,128,304
	RSU	5/8/24	4/23/24							34,431			946,853
Shane Hostetter	2024 AIP			114,375	228,750	457,500
	RSU	8/6/24	5/31/24							26,709			499,992
Kristine Wellman	2024 AIP			192,500	385,000	770,000
	Stock Options	5/8/24	4/23/24								20,671	27.50	212,498
	PSO	5/8/24	4/23/24								21,498	30.25	216,055
	PSU	5/8/24	4/23/24				3,864	7,727	15,454				253,214
	RSU	5/8/24	4/23/24							7,727			212,493
Joseph Martinko	2024 AIP			166,250	332,500	665,000
	Stock Options	5/8/24	4/23/24								15,807	27.50	212,498
	PSO	5/8/24	4/23/24								16,439	30.25	165,212
	PSU	5/8/24	4/23/24				2,955	5,909	11,818				193,638
	RSU	5/8/24	4/23/24							5,909			162,498
Gerardo Familiar	2024 AIP			166,250	332,500	665,000
	Stock Options	5/8/24	4/23/24								15,807	27.50	212,498
	PSO	5/8/24	4/23/24								16,439	30.25	165,212
	PSU	5/8/24	4/23/24				2,955	5,909	11,818				193,638
	RSU	5/8/24	4/23/24							5,909			162,498
Matthew Abbott	2024 AIP			169,750	339,500	679,000
	Stock Options	5/8/24	4/23/24								31,614	27.50	324,992
	PSO	5/8/24	4/23/24								32,879	30.25	330,434
	PSU	5/8/24	4/23/24				5,909	11,818	23,636				387,276
	RSU	5/8/24	4/23/24							11,818			324,995

(1)
Nonequity incentive plan awards are short-term incentives that may be earned under the 2024 AIP.

(2)
Equity incentive plan awards are PSUs corresponding to a three-year performance period, FY2024 — FY2026. The NEOs may earn 50% of the target award upon attainment of threshold performance and up to 200% of the target award upon attainment of maximum performance. Performance outcomes will be determined following the conclusion of the performance period. Dividend equivalent units will be applied to the actual number of shares earned.

(3)
The exercise price for stock options is equal to the fair market value of a share of Chemours common stock on the grant date. The exercise price for PSOs is equal to the fair market value of a share of Chemours common stock on the grant date plus a 10% premium. Stock options and PSOs are not credited with dividend equivalent units. Stock options and PSOs feature three-year equal ratable vesting and a ten-year term.

(4)
Messrs. Newman and Lock did not receive a grant in 2024.

2025 PROXY STATEMENT |	76

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END
The following table shows the number of shares underlying exercisable and unexercisable options and unvested and, as applicable, unearned RSUs and PSUs (in each case denominated in shares of Chemours common stock) held by each of the NEOs as of December 31, 2024. Market or payout values in the table below are based on the closing price of Chemours common stock as of December 31, 2024: $16.90.
	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options(1)					Shares or Units of Stock that Have Not Vested(2)		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights that Have Not Vested(3)
Name	Grant Date	Exercisable (#)	Unexercisable ($)	Option Exercise Price ($)	Option Expiration Date	Number (#)	Market Value ($)	Number (#)	(#)Market or Payout Value ($)
Denise Dignam	5/8/2024	—	95,792	30.25	5/8/2034	35,269	596,038	35,739	603,961
	5/8/2024	—	92,108	27.50	5/8/2034
	8/1/2023					1,899	32,095
	3/1/2023	4,593	9,184	38.32	3/1/2033	19,379	327,507	3,173	53,626
	3/1/2023	4,476	8,951	34.84	3/1/2033
	3/1/2022	14,829	7,415	25.98	3/1/2032	781	13,205
	3/1/2021	18,404	—	24.01	3/1/2031
	3/2/2020	11,140	—	14.43	3/2/2030
	3/1/2019	3,832	—	38.02	3/1/2029
	3/1/2018	2,068	—	48.53	3/1/2028
	3/1/2017	2,473	—	34.72	3/1/2027
Shane Hostetter	8/6/2024					27,081	457,669
Kristine Wellman	5/8/2024	—	21,498	30.25	5/8/2034	7,915	133,763	8,020	135,545
	5/8/2024	—	20,671	27.50	5/8/2034
	8/1/2023					2,279	38,520
	3/1/2023	3,619	7,236	38.32	3/1/2033	3,304	55,845	2,500	42,256
	3/1/2023	3,527	7,052	34.84	3/1/2033
	3/1/2022	10,617	5,308	25.98	3/1/2032	2,236	37,781
	3/1/2021	6,390		24.01	3/1/2031
	3/2/2020	11,140	—	14.43	3/2/2030
	3/1/2019	4,006	—	38.02	3/1/2029
	3/1/2018	2,554	—	48.53	3/1/2028
	3/1/2017	5,936	—	34.72	3/1/2027

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options(1)					Shares or Units of Stock that Have Not Vested(2)		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights that Have Not Vested(3)
Name	Grant Date	Exercisable (#)	Unexercisable ($)	Option Exercise Price ($)	Option Expiration Date	Number (#)	Market Value ($)	Number (#)	(#)Market or Payout Value ($)
Joseph Martinko	5/8/2024	—	16,439	30.25	5/8/2034	6,053	102,291	6,133	103,654
	5/8/2024	—	15,807	27.50	5/8/2034
	8/1/2023					3,610	61,002
	3/1/2023	1,248	2,495	34.84	3/1/2033	1,169	19,762
	3/1/2022	3,875	1,938	25.98	3/1/2032	817	13,804
	3/1/2021	5,112	—	24.01	3/1/2031
	3/2/2020	8,368	—	14.43	3/2/2030
	3/1/2019	3,658	—	38.02	3/1/2029
	3/1/2018	2,189	—	48.53	3/1/2028
	3/1/2017	2,308	—	34.72	3/1/2027
Gerardo Familiar	5/8/2024	—	16,439	30.25	5/8/2034	6,053	102,291	6,133	103,654
	5/8/2024	—	15,807	27.50	5/8/2034
	8/1/2023					5,509
	3/1/2023	1,302	2,604	34.84	3/1/2033	1,220
	9/1/2022					3,865
	3/1/2022	3,875	1,938	25.98	3/1/2032	817
	3/1/2021	4,089	—	24.01	3/1/2031
	3/2/2020	11,363	—	14.43	3/2/2030
	3/1/2019	2,439	—	38.02	3/1/2029
	3/1/2018	1,703	—	48.53	3/1/2028
Matthew Abbott	5/8/2024	—	32,879	30.25	5/8/2034	12,105	204,582	12,267	207,309
	5/8/2024	—	31,614	27.50	5/8/2034
	8/1/2023					2,849	48,150
	3/1/2023	1,698	3,395	38.32	3/1/2033	1,549	26,185	1,173	19,823
	3/1/2023	1,655	3,309	34.84	3/1/2033
	3/1/2022	8,493	4,247	25.98	3/1/2032	446	7,546
	3/1/2021	12,269	—	24.01	3/1/2031
	3/1/2019	6,097	—	38.02	3/1/2029
	3/1/2018	4,136	—	48.53	3/1/2028
	3/1/2017	5,441	—	34.72	3/1/2027
2025 PROXY STATEMENT |	78

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options(1)					Shares or Units of Stock that Have Not Vested(2)		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights that Have Not Vested(3)
Name	Grant Date	Exercisable (#)	Unexercisable ($)	Option Exercise Price ($)	Option Expiration Date	Number (#)	Market Value ($)	Number (#)	(#)Market or Payout Value ($)
Mark Newman(4)	3/1/2023	33,400	—	38.32	3/22/2027
	3/1/2023	32,552	—	34.84	3/22/2027
	3/1/2022	137,512	—	25.98	3/22/2027
	7/1/2021	34,696	—	35.46	3/22/2027
	3/1/2021	61,349	—	24.01	3/22/2027
	3/2/2020	160,427	—	14.43	3/22/2027
	6/3/2019	29,717	—	21.96	3/22/2027
	3/1/2019	36,236	—	38.02	3/22/2027
	3/1/2018	23,357	—	48.53	3/22/2027
	3/1/2017	31,662	—	34.72	3/1/2027
	3/1/2016	166,089	—	5.40	3/1/2026
Jonathan Lock(5)	3/1/2023	2,366	—	38.32	4/23/2027
	3/1/2023	2,306	—	34.84	4/23/2027
	3/1/2022	11,459	—	25.98	4/23/2027
	3/1/2021	20,449	—	24.01	4/23/2027
	3/2/2020	22,459	—	14.43	4/23/2027
	6/3/2019	14,858	—	21.96	4/23/2027
	3/1/2019	5,574	—	38.02	4/23/2027
	5/1/2018	9,713	—	48.25	4/23/2027

(1)
The following table provides the vesting schedules of stock options outstanding as of December 31, 2024:

GRANT DATE	OUTSTANDING VESTING DATES
5/8/2024	Vests in equal installments on May 8, 2025, 2026 and 2027
3/1/2023	Vests in equal installments on March 1, 2025 and 2026
3/1/2022	Vests on March 1, 2025

(2)
The following table consists of RSUs outstanding as of December 31, 2024, and PSUs where the performance period is complete, but the units remain unvested. The following table provides details of the vesting schedules for such RSUs and PSUs, including dividend equivalent units:

GRANT DATE	OUTSTANDING VESTING DATES
8/6/2024	Vests in equal installments on August 6, 2025, 2026 and 2027
5/8/2024	Vests in equal installments on March 1, 2025, 2026 and 2027
8/1/2023	Vests in equal installments on August 1, 2025 and 2026
8/1/2023	RSUs with vesting date of August 1, 2026
3/1/2023	Vests in equal installments on March 1, 2025 and 2026
3/1/2023	RSUs with vesting date of March 1, 2026
9/1/2022	RSUs with vesting date of September 1, 2025
3/1/2022	RSUs with vesting date of March 1, 2025
3/1/2022	PSUs with performance period ended December 31, 2024, vest in first quarter 2024

(3)
The following table provides the vesting schedules for unearned PSUs with outstanding vesting dates as of December 31, 2024:

GRANT DATE	OUTSTANDING VESTING DATES
5/8/2024	Performance period ending December 31, 2026. The number of PSUs reported is based on achievement of target performance
3/1/2023	Performance period ending December 31, 2025. The number of PSUs reported is based on achievement of threshold performance
The 2023-2025 PSU plan provides for a payout range of 0% to 200% and dividend equivalent units are applied subsequently to the final performance determination.
The 2024-2026 PSU plan provides for a payout range of 0% to 200% and dividend equivalent units are applied subsequently to the final performance determination.
(4)
The Company entered into a separation and release agreement (“Separation Agreement”) dated as of March 22, 2024, with Mr. Newman, the former Chief Executive Officer. Under this agreement he was not entitled to any severance, equity award vesting or other compensation in connection with his resignation. All unvested awards as of the date of the Separation Agreement were forfeited for no consideration. The Executive’s vested stock option as of the termination date shall remain exercisable for three (3) years following the Termination Date (but not later than the remaining full term of any such option) in accordance with their terms and the Company’s standard practices.

(5)
The Company entered into a separation and release agreement (“Separation Agreement”) dated as of April 23, 2024, with Mr. Lock, the former Chief Financial Officer. Under this agreement he was not entitled to any severance, equity award vesting or other compensation in connection with his resignation except for a one-time payment intended to provide healthcare coverage for 3 months following his separation. All unvested awards as of the date of the Separation Agreement were forfeited for no consideration. The Executive’s vested stock option as of the termination date shall remain exercisable for three (3) years following the Termination Date (but not later than the remaining full term of any such option) in accordance with their terms and the Company’s standard practices.

OPTION EXERCISES AND STOCK VESTED
The table below identifies the number of shares of Chemours common stock acquired upon the exercise of stock options and the vesting of RSUs and PSUs during 2024:
	Option Awards(1)(3)		Stock Awards(2)(3)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Denise Dignam	—	—	13,889	367,896
Kristine Wellman	—	—	5,817	123,719
Joseph Martinko	—	—	3,891	85,351
Gerardo Familiar	—	—	4,699	104,518
Matthew Abbott	—	—	20,717	485,342
Mark Newman	—	—	25,370	527,192
Jonathan Lock	—	—	2,385	49,570

(1)
The value realized upon exercise is the difference between the market value of the stock on the exercise date and the option price, multiplied by the number of shares acquired on exercise.

(2)
Represents the number of RSUs, PSUs and related dividend equivalent units vesting in 2024. The value realized upon vesting is computed by multiplying the number of units by the closing price of the underlying shares on the vesting date.

(3)
Mr. Hostetter had no exercise or vesting activity in 2024.

2024 NONQUALIFIED DEFERRED COMPENSATION
The following table provides information on the Company’s defined contribution or other plans that during 2024 provided for deferrals of compensation on a basis that is not tax qualified. Mses. Dignam and Wellman and
2025 PROXY STATEMENT |	80

Messrs. Abbott, Newman, and Lock each participated in the plan during 2024. Messrs. Hostetter, Martinko, and Familiar did not participate in the plan during 2024.
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contribution in Last Fiscal Year ($)(2)	Aggregate Earning in Last Fiscal Year ($)(3)	Aggregate Withdrawals / Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)
Denise Dignam
RSRP	95,454	95,454	29,326		315,626
Kristine Wellman
RSRP	36,124	36,124	13,899		178,349
Matthew Abbott
RSRP	18,198	18,198	17,434		220,778
Mark Newman
RSRP	—	—	143,966	-5,614	1,381,580
MDCP	—	—	133,729	-893,567	201,243
Jonathan Lock
RSRP	—	—	15,240		144,356

(1)
The amount in this column represents deferrals from salary and Non-Equity Incentive Plan Compensation under the RSRP and/or MDCP. The amounts are also included in the 2024 SCT.

(2)
The amount in this column represents employer contributions made under the RSRP; the amounts are also included in the 2024 SCT.

(3)
Earnings (loss) represent returns on investments in twenty (20) core investment alternatives and interest accruals on cash balances, Chemours common stock returns, and dividend reinvestments. The core investment alternatives are the same investment alternatives available to all employees under the qualified plan. Interest is accrued on cash balances based on a rate that is traditionally less than 120% of the applicable federal rate, and dividend equivalents are accrued at a non-preferential rate. Accordingly, these amounts are not considered above-market or preferential earnings for purposes of, and are not included in, the 2024 SCT.

This table reflects Salary and Non-Equity Incentive Plan Compensation amounts and Company contributions to qualified and nonqualified defined contribution plans reported in the aggregate balance at last fiscal year-end that were previously reported as compensation to the NEO in Chemours’ SCT for previous year(s).
	RSRP ($)	MDCP ($)	Total ($)
Denise Dignam	174,167	—	174,167
Kristine Wellman	44,454	—	44,454
Mark Newman	848,725	856,700	1,705,425
Jonathan Lock	43,744	—	43,744

Narrative Discussion of the Nonqualified Deferred Compensation Table
Chemours sponsors two nonqualified deferred compensation plans for the benefit of eligible employees. The Retirement Savings Restoration Plan (RSRP) supplements our qualified defined contribution plan, the Retirement Savings Plan (RSP), and is designed to provide benefits more than IRS qualified plan limits applicable to the RSP. The Management Deferred Compensation Plan (MDCP) is an elective deferral plan that provides eligible employees with the opportunity to defer receipt of a specified portion of their compensation, thereby postponing income taxation on amounts deferred until the time such deferrals are distributed from the MDCP. Eligible employees may elect to participate in either, neither, or both nonqualified deferred compensation plans annually. The following provides an overview of the various deferral options as of December 31, 2024.
Retirement Savings Restoration Plan
Each year during the enrollment window, eligible employees can elect to defer 1-6% of compensation. The deferral elections spring into effect when the participant’s year-to-date compensation exceeds the IRS annual compensation limit $345,000 for 2024. Compensation for RSRP purposes consists of salary and annual incentive payments. Chemours provides a Company matching contribution equal to 100% of the first 6% of the NEOs deferral amount. In addition, and entirely at its discretion, the Company may make non-elective contributions to the RSRP.
Deferrals and contributions to the RSRP are notionally invested in the available investment alternatives which mirror those made available under the qualified RSP. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections.
When enrolling in the RSRP, participants are also requested to make distribution elections. Distributions are triggered by termination of employment and will commence either upon separation from service or 1-5 years thereafter if the participant so elects. Distributions may be paid in a lump sum or substantially equal annual installments over 2-15 years, at the election of the participant.
Employee and matching contributions are always 100% vested. Non-elective contributions are vested upon completion of three years of service. The NEOs are 100% vested in their deferrals and related investment experience.
Management Deferred Compensation Plan
Under the terms of the MDCP, each year during the enrollment window eligible employees can elect to defer: 1-60% of  “salary” and/or 1-60% of the annual incentives. Additionally, corporate officers may elect to defer settlement of their equity awards (i.e., RSUs and/or PSUs).
Salary and annual incentive award deferrals are notionally invested in the available investment alternatives. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections. Equity award deferrals are notionally invested in Chemours common stock with dividend equivalents credited as additional stock units. Chemours does not match deferrals under the MDCP.
When enrolling in the MDCP, participants are also requested to make distribution elections. Participants may elect either in- service or termination distribution elections. In-service distributions are payable as of a specified date in the form of a lump sum. Termination distributions commence either upon separation from service or 1-5 years thereafter if the participant so elects and can be paid either in a lump sum or substantially equal annual installments over 2-15 years, at the election of the participant.
NEOs are 100% vested in their deferrals and related investment experience.
2025 PROXY STATEMENT |	82

Potential Payments upon Termination or Change in Control
The table below summarizes the potential payouts to the NEOs, upon a termination from the Company, or under specified situations in a change in control as further described below. The amounts shown in the following table are approximate and reflect certain assumptions that the Company has made in accordance with the SEC’s rules. These assumptions include that the termination of employment or change in control occurred on December 31, 2024, and that the value of a share of the Company’s stock on that day was $16.90, the closing price per share of the Company’s common stock on December 31, 2024. The table also includes potential payments under The Chemours Company 2017 Equity and Incentive Plan (the “2017 Plan”). The treatment of benefits under each plan on termination or change in control is detailed in the footnotes to the table.
Effective January 1, 2017, Chemours revised the termination provisions associated with PSUs, PSOs, NQSOs, and RSUs awards to be more consistent with market prevalence and simplify administration. A summary of the provisions by award type follows.
Name(9)(10)	Form of Compensation(1)	Voluntary or for Cause ($)	Involuntary Termination Without Cause ($)(2)	Retirement ($)(3)	Death ($)(4)	Disability ($)(5)	Change in Control with Assumption or Substitution(6)	Change in Control without Assumption or Substitution(7)	Termination without Cause or Resignation for Good Reason in Connection with Change in Control(8)
Denise Dignam	Annual Salary	—	487,500	—	—	—	—	—	2,925,000
	Target Annual Bonus	—	1,170,000	—	—	—	—	—	3,510,000
	Target Annual Bonus (pro-rated)	—	—	—	1,170,000	1,170,000	—	—	1,170,000
	Health and Dental Benefits	—	5,133	—	—	—	—	—	61,593
	Outplacement Services	—	2,150	—	—	—	—	—	12,900
	Stock Options	—	—	—	—	—	—	—	—
	RSUs	—	—	—	933,590	933,590	—	933,590	933,590
	PSUs	—	—	—	471,127	471,127	—	471,127	909,132
	Total	—	1,664,783	—	2,574,717	2,574,717	—	1,404,717	9,522,215
Shane Hostetter	Annual Salary	—	48,462	—	—	—	—	—	1,260,000
	Target Annual Bonus	—	472,500	—	—	—	—	—	945,000
	Target Annual Bonus (pro-rated)	—	—	—	472,500	472,500	—	—	472,500
	Health and Dental Benefits	—	8,143	—	—	—	—	—	65,146
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	—	—	—	—	—
	RSUs	—	—	—	451,382	451,382	—	451,382	451,382
	PSUs	—	—	—	—	—	—	—	—
	Total	—	531,255	—	923,882	923,882	—	451,382	3,202,628

Name(9)(10)	Form of Compensation(1)	Voluntary or for Cause ($)	Involuntary Termination Without Cause ($)(2)	Retirement ($)(3)	Death ($)(4)	Disability ($)(5)	Change in Control with Assumption or Substitution(6)	Change in Control without Assumption or Substitution(7)	Termination without Cause or Resignation for Good Reason in Connection with Change in Control(8)
Kristine Wellman	Annual Salary	—	106,651	—	—	—	—	—	1,100,000
	Target Annual Bonus	—	385,000	—	—	—	—	—	770,000
	Target Annual Bonus (pro-rated)	—	—	—	385,000	385,000	—	—	385,000
	Health and Dental Benefits	—	—	—	—	—	—	—	—
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	—	—	—	—	—
	RSUs	—	—	—	253,956	253,956	—	253,956	253,956
	PSUs	—	—	—	101,631	101,631	—	101,631	220,057
	Total	—	493,801	—	740,588	740,588	—	355,588	2,737,614
Joseph Martinko	Annual Salary	—	237,500	—	—	—	—	—	950,000
	Target Annual Bonus	—	332,500	—	—	—	—	—	665,000
	Target Annuel Bonus	—	—	—	332,500	332,500	—	—	332,500
	Health and Dental Benefits	—	2,197	—	—	—	—	—	17,579
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	—	—	—	—	—
	RSUs	—	—	—	188,993	188,993	—	188,993	188,993
	PSUs	—	—	—	34,206	34,206	—	34,206	103,654
	Total	—	574,347	—	555,699	555.699	—	223,199	2,266,326
Gerardo Familiar	Annual Salary	—	206,290	—	—	—	—	—	950,000
	Target Annual Bonus	—	332,500	—	—	—	—	—	665,000
	Target Annual Bonus (pro-rated)	—	—	—	332,500	332,500	—	—	332,500
	Health and Dental Benefits	—	5,518	—	—	—	—	—	44,145
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	—	—	—	—	—
	RSUs	—	—	—	281,047	281,047	—	281,047	281,047
	PSUs	—	—	—	34,615	34,615	—	34,615	103,654
	Total	—	546,458	—	648,162	648,162	—	315,662	2,384,946
PSUs
▪
Retirement eligibility results in vesting of a pro-rated portion of the award, with performance based on actual performance over the full performance period and proration based on the number of days the NEO was employed during the performance period

▪
Death or Disability results in vesting of a pro-rated portion of the award, with performance based on actual performance over the full performance period and proration based on the number of days the NEO was employed during the performance period

▪
Change in Control with qualifying termination remains consistent with the description below

2025 PROXY STATEMENT |	84

PSOs and NQSOs
▪
Retirement eligibility results in continued vesting, and the time to exercise is three years post-employment or the original expiration date of the award, whichever occurs first

▪
Death or disability termination results in immediate vesting of unvested awards and the time to exercise is limited to two years post-employment, or the original expiration date of the award whichever occurs first

▪
Change in Control with qualifying termination remains consistent with the description below

▪
Any other termination results in the forfeiture of unvested options and 90 days post-employment to exercise any options vested as of the termination date

RSUs
▪
Retirement eligibility results in continued vesting of unvested awards

▪
Death or Disability termination results in immediate vesting of unvested awards

▪
Change in Control with qualifying termination remains consistent with the description below

▪
Any other termination results in forfeiture of unvested awards

(1)
The award agreements for PSOs, NQSOs, PSUs and RSUs contain restrictive covenants that may result in forfeiture of unvested PSUs, PSOs, NQSOs, and RSUs upon a breach of confidentiality, non-solicitation and non-competition obligations during employment and after termination of employment (for a period of one year for non-solicitation and non-competition).

(2)
Upon termination of employment for Lack of Work or Involuntary Termination:

a.
PSOs and NQSOs awards granted on or after January 1, 2017 and vested as of the termination date may be exercised during the 90-day period following termination. Unvested stock option awards granted on or after January 1, 2018, to holders who are not retirement eligible are forfeited.

b.
NQSOs awards granted prior to January 1, 2017, may be exercised during the one-year period following termination.

c.
PSUs granted on or after January 1, 2017, and unvested as of the termination date are forfeited.

d.
To the extent that an NEO is retirement eligible, unvested PSOs, NQSOs, RSUs, and PSUs are treated as if the NEO has retired.

e.
Severance benefits consist of: one week of salary for each complete year of service, with a minimum of four weeks and a maximum of twenty-six weeks; pro- rata annual bonus based on service during the performance period (i.e., calendar year); three months of Company-paid health care continuation coverage; limited outplacement assistance.

(3)
Upon Retirement:

a.
PSOs and NQSOs granted on or after January 1, 2017 continue vesting, but the time to exercise is limited to three years post-employment or the original expiration date of the award, whichever occurs first.

b.
For NQSOs granted prior to January 1, 2017 the award holder retains the full term of the award in which to exercise.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2024 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2024 Fiscal Year-End table.

(4)
Upon Death:

a.
PSOs and NQSOs awards immediately vest and the time to exercise is limited to two years post-employment or the original expiration date of the award, whichever occurs first. Amount shown represents the in-the-money value of stock options for which vesting is accelerated, as of December 31, 2024.

b.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2024 that are automatically vested and paid out.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2024 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2024 Fiscal Year-End table.

(5)
Upon termination of employment due to Disability:

a.
PSOs and NQSOs awards granted on or after January 1, 2017 are immediately vested and the time to exercise is limited to two years post- employment or the original expiration date of the award, whichever occurs first.

b.
NQSOs granted prior to January 1, 2017 may be exercised during the one-year period following termination.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2024 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2024 Fiscal Year-End table.

d.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2024 that are automatically vested and paid out.

e.
To the extent that the NEO is retirement eligible, unvested stock options, RSUs and PSUs are treated as if the NEO has retired.

(6)
Change in Control with Assumption or Substitution:

Treatment varies depending on whether the Company is the surviving entity and, if not, whether the awards are assumed or substituted by an acquiring entity. If the company is the surviving entity or the awards are assumed or substituted, service-based vesting conditions applicable to options and RSUs are not accelerated, and PSU performance goals are deemed achieved at target levels with the awards remaining subject to service-based vesting conditions. Values shown in this column assume outstanding equity awards are assumed or substituted and therefore do not vest due to the change in control.

(7)
Change in Control without Assumption or Substitution:

Values shown in this column assume that the Company is not the surviving entity and the acquiring entity does not assume or substitute outstanding equity awards, resulting in the awards vesting in full and being cashed settled, with PSUs vesting at target levels. Accordingly, the amounts shown in this column reflect the in-the-money value of unvested stock options, the value of all RSUs, and the value of PSUs at target levels, in each case as of December 31, 2024.
(8)
Termination without Cause or Resignation for Good Reason in connection with Change in Control:

Under the Senior Executive Severance Plan, if a change in control occurs and the executive’s employment is terminated within two years following the change in control, either by the Company without cause or the executive for good reason (often called a “double trigger”), subject to the executive’s execution of a release of claims, the executive receives (i) a lump sum cash payment equal to two times (three times for the CEO) the sum of the executive’s salary and target annual bonus; (ii) a lump sum cash payment equal to the prorated portion of the executive’s target annual bonus for the year of termination; and (iii) continued health and dental benefits and outplacement services for two years (three years for the CEO) following the date of termination.
Additionally, under the 2017 Plan, equity awards would become fully vested, with PSUs vesting at target levels. Amounts shown in this column reflect severance payable under the Senior Executive Severance Plan and the value of equity awards that would vest assuming a change in control occurs and the executive’s employment is terminated without cause or for good reason on December 31, 2024.
(9)
Mr. Abbott was no longer employed by the Company effective February 3. 2025 and, as a result, is no longer eligible for compensation related to Change of Control.

(10)
Messrs. Newman and Lock were no longer employed by Chemours on December 31, 2024, they are no longer eligible for compensation related to Change of Control.

Compensation and Leadership Development Committee Report
Notwithstanding anything to the contrary set forth in any of the previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The CLDC reviewed and discussed the CD&A contained in this Proxy Statement with management of the Company. Based on the review and discussions noted above, the CLDC recommended to the Board that the CD&A be included in our Annual Report and in this Proxy Statement.
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Sean D. Keohane, Chair
Mary B. Cranston
Erin N. Kane
Pamela F. Fletcher
Livingston L. Satterthwaite
CEO PAY RATIO
There were no significant changes to the global employee population nor significant changes to employee compensation arrangements. Per SEC rules, Chemours is using the same individual as last year for the CEO Pay Ratio. The second of the three-year period the individual can be used for this analysis. The CEO pay ratio figures below are a reasonable estimate calculated in a manner consistent with SEC rules.
The individual’s compensation reflects January 1, 2024 to December 31, 2024. The total number of employees was approximately 6,000. When Chemours selected the employee, the Company determined the median employee’s pay.
Chemours chose total earnings including overtime pay as the consistently applied compensation measure. Chemours then calculated an annual gross cash compensation for each employee. Chemours used a valid statistical sampling methodology to identify a population of employees whose base pay was within a 5% range of the median. Using this methodology, Chemours identified the median employee from that group.
2025 PROXY STATEMENT |	86

The total compensation for the selected median employee in 2024 was $113,856. The ratio of CEO pay to the median worker pay is 58:1. This ratio has decreased from 67:1 in 2023.
Element	Median Employee $	CEO (1) $
Salary (includes Overtime)(2)	104,262	975,000
Stock Awards	0	2,386,089
Option Awards	0	2,195,702
Non-Equity Incentive Plan Compensation/Bonus(3)	3,198	864,923
Change in Pension Value	0	0
All Other Compensation(4)	6,397	134,154
Summary Compensation Table Totals	113,856	6,555,868
CEO Pay Ratio	58:1

(1)
CEO column consists of an annualized calculation of current CEO, Denise Dignam’s compensation. These totals are different than those provided in the SCT. Salary, Non-Equity Incentive Plan Bonus and All Other Compensation were calculated by annualizing Ms. Dignam’s compensation since her appointment as CEO. Stock and option awards were calculated by applying the grant date fair values for determining equity award grants to Ms. Dignam’s full-year LTI target as CEO.

(2)
Consists of 2024 salary plus overtime pay.

(3)
Actual 2024 cash incentive paid in fiscal year 2025 under a performance-based compensation plan.

(4)
Consists of 2024 employer contributions to qualified and non-qualified defined contribution plans and perquisites/personal benefits as listed in footnote 5 of the SCT.

PAY VERSUS PERFORMANCE
Chemours and the CLDC are committed to ensuring alignment between Company performance and executive compensation to encourage and reward management for the creation of shareholder value. This Pay vs. Performance disclosure provides an additional perspective on our pay and performance alignment. This perspective is enhanced by the inclusion of Compensation Actually Paid (“CAP”) to our PEOs and NEOs, which captures the annual change in management’s total, company-derived wealth. This provides a distinct view from total compensation for our CEO and NEO as set forth in the “Summary Compensation Table” (“SCT”), which captures the annual economic cost of compensation to the Company. CAP is a more suitable comparator to performance since it includes the effect of performance on executive compensation over time and the degree to which pay is aligned with performance. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the “Executive Compensation” section of the CD&A.
Pay Versus Performance Table
The following table shows the past four fiscal years’ of SCT pay, CAP, our cumulative total shareholder return (“TSR”), the cumulative TSR of our performance peers over the same period, our net income, and our Adjusted EBITDA. As the table below demonstrates, there is a strong relationship between our financial outcomes and CAP to PEOs and the average of CAP to the remaining NEOs. The CLDC believes strongly that the Company’s pay-for-performance approach is working as designed. The design includes the ability to use discretion, which the CLDC did in the case of the second PEO and one of the NEOs.
									Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for First PEO(1)	Compensation Actually Paid to First PEO(2)	Summary Compensation Table Total for Second PEO(3)	Compensation Actually Paid to Second PEO(4)	Summary Compensation Table Total for Third PEO(5)	Compensation Actually Paid to Third PEO(6)	Average Summary Compensation Table Total for Non-PEO(7)	Average Compensation Actually Paid to Non-PEO NEO(S)(8)	Total Shareholder Return(9)	Per Group Total Shareholder Return(10)	Net Income (Millions)(11))	Adjusted EBITDA (Millions)(12)
2024	—	—	297,851	(6,155,142)	5,887,980	3,112,991	1,316,692	654,642	114.19	137.58	86	786
2023	—	—	7,335,430	934,313	—	—	1,542,699	(296,368)(13)	203.94	149.93	(238)	1,014
2022	—	—	7,670,351	9,839,552	—	—	2,107,360	2,450,210	191.44	130.45	578	1,361
2021	9,012,886	25,427,573	5,537,669	10,256,484	—	—	2,359,471	5,383,970	203.63	151.70	608	1,313
2020	8,606,576	16,928,335	—	—	—	—	2,915,198	4,524,555	145.61	119.86	219	879

(1)
The dollar amounts reported are the amounts of total compensation reported for Mr. Vergnano for each corresponding year in the “Total” column of the SCT. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(2)
The dollar amounts reported represent the amount of CAP to Mr. Vergnano, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Vergnano during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to Mr. Vergnano’s total compensation for each year to determine the CAP.

(3)
The dollar amounts reported are the amounts of total compensation reported for Mr. Newman for each corresponding year in the “Total” column of the SCT. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(4)
The dollar amounts reported represent the amount of CAP to Mr. Newman, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Newman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to Mr. Newman’s total compensation for each year to determine the CAP.

(5)
The dollar amounts reported are the amounts of total compensation reported for Ms. Dignam for each corresponding year in the “Total” column of the SCT. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(6)
The dollar amounts reported represent the amount of CAP to Ms. Dignam, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Ms. Dignam during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to Ms. Dignam’s total compensation for each year to determine the CAP.

(7)
The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding the applicable PEO) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs (excluding the applicable PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Shane Hostetter, Kristine Wellman, Joseph Martinko, Gerardo Familiar, Matthew Abbott and Jonathan Lock; (ii) for 2023, Jonathan Lock, Denise Dignam, Kristine Wellman, Alvenia Scarborough, Susan Kelliher, Sameer Ralhan, and Edwin Sparks; (iii) for 2022, Sameer Ralhan, Edwin Sparks, Alisha Bellezza, Denise Dignam, and David Shelton; (iv) for 2021, Sameer Ralhan, Edwin Sparks, Susan Kelliher, Bryan Snell, and David Shelton; and (v) for 2020, Sameer Ralhan, Edwin Sparks, Mark Newman, and David Shelton.

(8)
The dollar amounts reported represent the average amount of CAP to the NEOs as a group (excluding the applicable PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the applicable PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to the NEOs’ (excluding the applicable PEO) total compensation for each year to determine the CAP.

(9)
TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(10)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P 400 Chemicals.

(11)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(12)
See “Compensation Discussion and Analysis” in this Proxy Statement for the definition of Adjusted EBITDA.

(13)
Average CAP of non-PEO NEOs is a negative amount due to equity forfeited upon the departures of Messrs. Ralhan and Sparks.

2025 PROXY STATEMENT |	88

Pay Versus Performance Calculation Detail
	PEO 1					PEO 2
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Summary Compensation Table Total	—	—	—	$9,012,886	$8,606,576	$297,851	$7,335,430	$7,670,351	$5,537,669	—
Less: Reported Fair Value of Equity Awards(a)	—	—	—	$7,056,334	$6,231,013	—	$6,249,631	$5,504,353	$3,039,984	—
Add: Year-End Fair Value of Equity Awards Granted in the Year(b(i))	—	—	—	$10,037,056	$14,805,523	—	$5,542,082	$7,286,350	$3,737,324	—
Add: Change in Fair Value of Equity Awards Granted in Prior Years and Remain Unvested(b(II))	—	—	—	$11,676,849	$(501,171)	—	$(4,188,551)	$(231,485)	$3,508,735	—
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year(b(III))	—	—	—	$144,996	—	—	—	—	—	—
Add: Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year(b(iv))	—	—	—	$507,084	$(2,653)	$(1,095,363)	$516,921	$333,788	$184,986	—
Add: Fair Value at the End of Prior Year of Equity Awards that Fail to Meet Vesting Conditions(b(v))	—	—	—	—	—	$(5,293,120)	$(1,929,442)	—	—	—
Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation(b(vi))	—	—	—	$1,105,035	$251,073	$(64,510)	$(92,496)	$284,902	$327,754	—
Less: Reported Change in the Actuarial Present Value of Pension Benefits(c)	—	—	—	—	—	—	—	—	—	—
Add: Actuarially determined service cost for services rendered during the fiscal year	—	—	—	—	—	—	—	—	—	—
Add: Entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation	—	—	—	—	—	—	—	—	—	—
CAP	—	—	—	$25,427,573	$16,928,335	$(6,155,142)	$934,313	$9,839,552	$10,256,484	—

	PEO 3					NEO Average
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Summary Compensation Table Total	$5,887,980	—	—	—	—	$1,316,692	$1,542,699	$2,107,360	$2,359,471	$2,915,198
Less: Reported Fair Value of Equity Awards(a)	$3,984,736	—	—	—	—	$688,272	$1,042,701	$1,130,702	$1,139,675	$1,807,220
Add: Year-End Fair Value of Equity Awards Granted in the Year(b(i))	$1,981,568	—	—	—	—	$376,061	$549,601	$1,482,246	$1,697,677	$3,537,581
Add: Change in Fair Value of Equity Awards Granted in Prior Years and Remain Unvested(b(II))	$(663,542)	—	—	—	—	$(150,317)	$(246,002)	$(164,478)	$2,182,023	$(157,388)
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year(b(III))	—	—	—	—	—	—	—	—	—	—
Add: Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year(b(iv))	$(160,152)	—	—	—	—	$(95,438)	$97,757	$47,967	$77,860	$(17,955)
Add: Fair Value at the End of Prior Year of Equity Awards that Fail to Meet Vesting Conditions(b(v))	—	—	—	—	—	$(113,044)	$(1,178,272)	—	—	—
Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation(b(vi))	$51,873	—	—	—	—	$8,961	$(19,450)	$107,817	$206,615	$54,340
Less: Reported Change in the Actuarial Present Value of Pension Benefits(c)	—	—	—	—	—	—	—	—	—	—
Add: Actuarially determined service cost for services rendered during the fiscal year	—	—	—	—	—	—	—	—	—	—
Add: Entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation	—	—	—	—	—	—	—	—	—	—
CAP	$3,112,991	—	—	—	—	$654,642	$(296,368)	$2,450,210	$5,383,970	$4,524,555

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(c)
The amounts included in this row are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the SCT for each applicable year.

Relationship Between CAP and Performance Measures
Our equity-based compensation is influenced by stock price performance and by the Company’s performance against strategic and financial priorities established by the Board and CLDC. As a result, PEOs and NEOs actual compensation is driven by the Company’s success in delivering TSR relative to peers rTSR and by delivering
2025 PROXY STATEMENT |	90

strategic and financial excellence. We note the following factors influenced the results of the Pay Versus Performance calculations:
Impact of Equity Compensation — A significant portion of the executives’ TDC is equity-based. Given the critical role of equity grants in the executives’ pay, stock price has a significant impact on actual compensation. The Company’s stock price has been volatile over the past four years, ranging from approximately $15 to above $44 per share, and the CAP to the PEOs, and the average of CAP to the remaining NEOs, tracks with that volatility.
CEO Transitions — In March 2024, the Company completed a transition of the CEO role from Mr. Newman to Ms. Dignam. The following tables reflect that transition, including the value of Mr. Newman’s separation agreement (including significant forfeitures). Additionally, they reflect Ms. Dignam’s compensation prior to and after her promotion to CEO. As noted in the CD&A, Ms. Dignam’s CAP in 2021, 2022, 2023, and 2024 was impacted by the compensation philosophy to ramp TDC for newly promoted executives over a multi-year period.
Likewise in July 2021, the Company completed a transition of the CEO role from Mr. Vergnano to Mr. Newman. The following tables reflect that transition, including the value of Mr. Vergnano’s separation agreement. Additionally, they reflect Mr. Newman’s compensation prior to and after his promotion to CEO. As noted in the CD&A, Mr. Newman’s CAP in 2021, 2022, 2023, and 2024 was impacted by the compensation philosophy to ramp TDC for newly promoted executives over a multi-year period.
CLDC Discretion — In 2024, for 2023 compensation, the CLDC exercised negative discretion on the second PEO, Mr. Newman and one of the NEOs, Mr. Lock, which had significant impact on actual compensation.
Financial Metrics — Net Income and Adjusted EBITDA correlate with TSR over the long-term, but not necessarily in any given year, in part because TSR reflects investors’ assessment of the Company’s value, taking forward-looking factors into account. Conversely, Adjusted EBITDA and Net Income are backward-looking and measure performance over discrete one-year time periods. Our compensation program reflects our belief that actual compensation should correlate closely with shareholder returns but should also correlate with performance on key strategic priorities or financial metrics like net income or Adjusted EBITDA.
The graph below displays the relationship between the CAP versus the company’s Net Income and adjusted EBITDA.

The graph below displays the relationship between the Company’s TSR versus the TSR of its peer group.
CAP vs Company TSR(1)
The below chart showing the relationship between the average PEOs’ and NEOs’ CAP and TSR demonstrates the critical role of equity grants and significant impact of our stock price on our executives’ pay.
(1)
TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

2025 PROXY STATEMENT |	92

Most Important Company Performance Measures for Determining Executive Compensation
For fiscal year 2024, our CLDC identified the performance measures listed below as the most important financial performance measures used by the Company to link CAP for our NEOs, for the most recently completed fiscal year, to the Company’s performance:
▪
Adjusted EBITDA

▪
Net Income

▪
TSR

PROPOSAL 2
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, the Company seeks your vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures in the Company’s compensation tables (a “say-on-pay” vote).
As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis” in this Proxy Statement, the Board of Directors seeks to link a significant portion of executive officer compensation with the Company’s performance. The Company’s compensation programs are designed to reward the Company’s executive officers for the achievement of short-term and long-term financial goals, while minimizing excessive risk taking. The Company’s executive compensation program is strongly aligned with the long-term interests of shareholders. The Company urges you to read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on executive compensation programs, including compensation philosophy and objectives, and the compensation of named executive officers during fiscal year 2024.
The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to all compensation relating to the Company’s named executive officers, as described in this Proxy Statement.
The vote is advisory and is not binding on the Company, the Board, or the CLDC, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board, or the CLDC. However, the Board and the CLDC value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions and policies regarding the Company’s executive officers.
Accordingly, the Board of Directors and management ask shareholders to approve the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement.”
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.
2025 PROXY STATEMENT |	94

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected PricewaterhouseCoopers LLP (PwC) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2025. In Proposal 3, the Company is asking shareholders to ratify this selection.
Although ratification is not required by the Company’s Bylaws or otherwise, the Board is submitting the selection of PwC to the Company’s shareholders for ratification. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of PwC are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PwC has served as the Company’s independent registered public accounting firm since 2014. Aggregate fees for professional services rendered by PwC for 2024 and 2023 are set forth in the table below.
	2024 (in Thousands)	2023 (in Thousands)
Audit fees(1)	$8,018	$9,695
Audit-related fees(2)	633	413
Tax fees(3)	233	448
All other fees(4)	4	3
Total	$8,888	$10,559

(1)
Audit fees related to audits of financial statements and internal controls over financial reporting, statutory audits, reviews of quarterly financial statements, and certain periodic reports filed with the SEC.

(2)
Audit-related fees related primarily to accounting consultations and other assurance related services not required by statute.

(3)
Tax fees related primarily to tax compliance and advice.

(4)
Other fees in 2024 are related to tax research and technical accounting and reporting software tools.

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES
To assure that the audit and non-audit services performed by the independent registered public accounting firm do not impair its independence in appearance and/or fact, the Audit Committee has established the Audit and Non-Audit Services Pre-Approval Policy of the Audit Committee (the “Policy”). The Policy outlines the scope of services that PwC may provide to the Company. The Policy sets forth guidelines and procedures the Company must follow when retaining PwC to perform audit, audit-related, tax and other services. The Policy also specifies certain non-audit services that may not be performed by PwC under any circumstances. Pursuant to the Policy, the Audit Committee has approved services to be provided by PwC and fee thresholds within each of the service categories, and services within these thresholds are deemed pre-approved. Additional services and fees exceeding those thresholds require further pre-approval. Requests for specific pre-approvals may be considered by the full Audit Committee. In addition, the Audit Committee has delegated to the Chair the authority to grant specific pre-approvals. Any such pre-approvals are reported to the full Audit Committee at its next meeting. The Policy is evaluated and updated annually by the Audit Committee. For fiscal year 2024, all services provided by PwC were approved by the Audit Committee.
REPORT OF THE AUDIT COMMITTEE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee is appointed by the Board of Directors to assist the Board in the oversight of  (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent auditor, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. All members of the Audit Committee meet the criteria for independence applicable to Audit Committee members under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. The Audit Committee Charter complies with NYSE Listing Standards.
Management is responsible for the financial reporting process, including its internal control over financial reporting, and for the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing opinions on the consolidated financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes and act in an oversight capacity. The Audit Committee does not certify the financial statements or guarantee the independent registered public accounting firm’s report. The Audit Committee relies, without independent verification, on the information provided to it, including representations made by management and the independent registered public accounting firm, including its audit report.
The Audit Committee discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence. The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2024 with management and PwC. Based on the review and discussions noted above, the Audit
2025 PROXY STATEMENT |	96

Committee recommended to the Board that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2024.
AUDIT COMMITTEE
Curtis V. Anastasio, Chair
Alister Cowan
Erin N. Kane
Joseph D. Kava
Guillaume Pepy

PROPOSAL 4
APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS WITH RESPECT TO CERTIFICATE OF INCORPORATION AND BYLAW AMENDMENTS
OVERVIEW
The Board recommends that the Company’s shareholders approve amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to eliminate provisions in the Certificate that require a supermajority vote of shareholders in order for the Company to amend certain provisions of the Certificate and all provisions of the Company’s Amended and Restated Bylaws (the “Bylaws”). These amendments are discussed in this Proposal 4 (the “Proposed Amendments”).
PURPOSE AND EFFECT OF THE PROPOSED AMENDMENTS
The supermajority voting provisions that are the subject of this Proposal 4 were put in place by E.I. du Pont de Nemours and Company (“DuPont”) prior to Chemours’ spin-off from DuPont in July 2015, when Chemours was a wholly-owned subsidiary of DuPont. The Company’s Board of Directors, as presently constituted, did not vote upon or adopt these provisions.
Since the spin-off, the Board has engaged in ongoing review of the Company’s corporate governance principles. After receiving the advice of management and outside advisors, the Board considered the relative weight of the arguments in favor of and against maintaining the supermajority voting requirements.
As a result of its review, and after careful deliberation by the Nominating and Corporate Governance Committee and the full Board, the Board has determined that it is in the best interests of the Company and its shareholders to amend the Certificate to remove the supermajority voting requirements as described in this Proposal 4. Upon recommendation of the Nominating and Corporate Governance Committee, the Board has adopted resolutions setting forth the Proposed Amendments, declared the Proposed Amendments advisable and unanimously resolved to submit the Proposed Amendments to the Company’s shareholders for consideration.
The Company previously submitted a proposal to eliminate the supermajority voting requirement at the Company’s Annual Meeting of Shareholders in 2018 and 2021. Despite the Board’s recommendation that shareholders vote for the proposal at the Company’s Annual Meeting of Shareholders in 2018 and again in 2021, the proposal ultimately received the support of only 73.8% of the outstanding shares in 2018, and only 70.9% of the outstanding shares in 2021, less than the 80% of the outstanding shares required for approval. The re-submission of the Proposed Amendments is the result of the Board’s ongoing review of the Company’s corporate governance principles. The Company is also undertaking concerted solicitation efforts, including both by printing and mailing the Proxy Statement and engaging the services of Innisfree, to maximize the quorum at the Annual Meeting and the prospects of passing this Proposal 4.
DESCRIPTION OF THE PROPOSED AMENDMENTS
Currently, the Certificate provides that the affirmative vote of holders of at least eighty percent (80%) of the voting power of the Company’s outstanding stock is required to amend certain provisions in the Certificate including provisions relating to:
▪
no cumulative voting;

2025 PROXY STATEMENT |	98

▪
amendment of the Bylaws;

▪
the size of the Board, election of directors, filling of vacancies with respect to the Board, the authority of the board and annual meetings of shareholders;

▪
shareholder action by written consent and ability to call special meetings of shareholders;

▪
limitation on director liability and director and officer indemnification; and

▪
amendment of any of these Certificate provisions.

The Certificate provides that all other provisions of the Certificate may only be amended by the vote of the holders of a majority of the voting power of Chemours’ outstanding stock.
In addition, the Certificate provides that the Bylaws may be amended by the Board or by the affirmative vote of at least eighty percent (80%) of the voting power of Chemours’ stock then outstanding.
This Proposal 4 proposes to amend Article IX of the Certificate to eliminate the supermajority voting requirement for Certificate and Bylaw amendments. If the Proposed Amendments are approved by the shareholders and a Certificate of Amendment setting forth the Proposed Amendments is filed with the Secretary of State of the State of Delaware, future amendments to Certificate and Bylaw provisions will be governed by the default standard under Delaware law, which is approval by the holders of a majority of the voting power of the Company’s outstanding shares. No changes are needed to the Bylaws in order to make the Proposed Amendments effective.
The general descriptions of the Proposed Amendments set forth above are qualified in their entirety by reference to the text of the Proposed Amendments, which are attached as Appendix B to these proxy materials. Additions to the Certificate are indicated by underlining, and deletions are indicated by strike-outs.
ADDITIONAL INFORMATION
If the Proposed Amendments are approved, such approved amendments will become effective upon the filing of a Certificate of Amendment to the Company’s Certificate with the Secretary of State of the State of Delaware. It should be noted that despite an approval of the Proposed Amendment, the Board retains discretion under Delaware law to abandon the Proposed Amendments. If the Board exercises such discretion, it will publicly disclose the fact and the reason for its determination.
The Board unanimously recommends that you vote “FOR” Proposal 4 in order to amend the Certificate to remove the supermajority voting requirements with respect to Certificate and Bylaw amendments and to replace them with majority voting standards, as described above.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AMEND THE
COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO REMOVE THE SUPERMAJORITY VOTING REQUIREMENTS
WITH RESPECT TO CERTIFICATE AND BYLAW AMENDMENTS.

PROPOSAL 5
SHAREHOLDER PROPOSAL TO ADOPT A POLICY TO ASSESS BIODIVERSITY IMPACTS PRIOR TO COMMENCING MINING OPERATIONS
OVERVIEW
The Felician Sisters of North America Endowment Trust, the holder of shares of Chemours common stock, has advised Chemours that it intends to introduce at the Annual Meeting the proposal and supporting statement quoted below. The Company is not responsible for the accuracy or content of the proposal, which is presented as received from the proponent in accordance with SEC rules.
For the reasons set forth by the Company in the section titled The Company’s Statement in Opposition to Proposal 5, following the proponent’s proposal and supporting statement, the Company disagrees with proponent’s proposal and supporting statement and urges shareholders to vote “AGAINST” the proposal.
STOCKHOLDER’S STATEMENT
Resolved: Shareholders request that Chemours adopt a policy to assess any reasonably likely irreversible impacts on biodiversity prior to commencing mining operations in ecologically sensitive areas, as well as any related financial, reputational and operational implications for the Company should those impacts occur.
Supporting statement: Proponents recommend, at Board discretion:
▪
The assessment be conducted or verified by an independent third party; and

▪
In defining ecologically sensitive areas, the Company consider guidance from such entities as The Taskforce on Nature-related Financial Disclosures and the United Nations Environment Programme.

Whereas: Biodiversity loss is a global systemic risk. Wildlife populations have declined by an average of 69% since 1970(1). With an estimated one million plant and animal species at risk of extinction by 2050 — approximately 25% of species on Earth(2). $44 trillion of economic value generation — more than half of the world’s total GDP —  is moderately or highly dependent on nature(3).
Nature-related risks such as biodiversity loss are materially relevant to Chemours. The Company depends on an uninterrupted supply of titanium-bearing minerals for its Titanium Technologies segment, which comprises nearly half of net sales(4).
The North American Coastal Plain, which includes Florida, much of Georgia, and many of Chemours’ mining operations, was named the 36th global biodiversity hotspot in 2016(5), indicating it is both threatened and irreplaceable(6). Impacts from mining operations at ecologically sensitive areas such as biodiversity hotspots may exacerbate nature-related risks that no amount of reclamation can mitigate, exposing Chemours to supply chain disruption as well as financial and reputational risk.
In its 2023 Sustainability Report, Chemours identifies as “a company committed to doing the right thing for our environment and communities,” and states, “Chemours works to continuously pursue and apply responsible mining principles(7).” However, the Company’s environmental track record contradicts these statements, heightening financial and reputational risk:
▪
Since its spin-off from DuPont in 2015, Chemours has incurred 43 violations for which it has paid, cumulatively, nearly $1B in settlements, penalties, and fines including a national class action lawsuit, EPA lawsuits and lawsuits in 10 states(8).

(1)
https://www.worldwildlife.org/press-releases/69-average-decline-in-wildlife-populations-since-1970-says-new-wwf-report

(2)
https://www.un.org/sustanabledevelopment/blog/2019/05/nature-decline-unprecedented-report/

(3)
https://www.weforum.org/press/2020/01/half0of-world-s-gdp-moderately-or-highly-dependent-on-nature-says-new-report/

(4)
https://investors.chemours.com/node/15161/pdf

(5)
https://www.cepf.net/stories/announcing-worlds-36th-biodiversity-hotspot-north-american-coastal-plain

(6)
https://www.conservation.org/priorities/biodiversity-hotspots

(7)
https://www.chemours.com/en/-/media/files/corporate/sustainability/2023/chemours-sustainability-report.pdf

(8)
https://violationtracker.goodjobsfirst.org/parent/chemours

2025 PROXY STATEMENT |	100

▪
Between 2017 and 2023, Chemours was fined nearly $90,000 for repeatedly polluting groundwater with radioactive particles and iron, and for spilling over 3 million gallons of wastewater from its Starke, Florida mining operations(9), (10), (11).

▪
In 2023, Chemours was fined for violating wastewater toxicity limits at its Georgia minerals processing facility(12).

Ultimately, financial and systemic risks from mining operations in ecologically sensitive areas combined with reputational risk from Chemours’ previous environmental violations suggest that the Company would be well served to develop plans, above and beyond existing disclosures, to assess and mitigate potentially irreversible biodiversity impacts before mining in ecologically sensitive areas.
If you AGREE with this proposal, please mark your proxy FOR this resolution.
THE COMPANY’S STATEMENT IN OPPOSITION TO PROPOSAL 5
The Board unanimously recommends a vote “AGAINST” the shareholder proposal.
The Board of Directors has carefully considered this proposal and has determined that it is unnecessary. It would be duplicative of our current approach to our mining operations, and therefore it would not be in the best interests of the Company or our shareholders to adopt a policy to assess any reasonably likely impacts on biodiversity prior to commencing mining operations in ecologically sensitive areas, as well as any related financial, reputational and operational implications for the Company should those impacts occur. Chemours has a robust process for evaluating projects and potential sites for mining operations. The Company engages in a meaningful evaluation to understand and minimize its impact on the environment, including any financial, reputational and operational implications, prior to executing any material corporate strategies, policies or actions with respect to mining operations.
Chemours has a strong record of environmental stewardship.
At Chemours, our approach to sustainability begins with our vision to deliver Trusted Chemistry that helps people live better lives and communities to thrive. We use our vision as the framework for our goals. Through our sustainability efforts we are actively protecting our license to operate our facilities and differentiating our portfolio, advancing the work across the four pillars of our Pathway to Thrive strategy — Operational Excellence, Enabling Growth, Portfolio Management, and Strengthening the Long Term.
Our focus on environmental stewardship goes beyond just meeting state or federal regulatory requirements and includes sponsoring independent research on issues that help the Company understand the interaction of its operations with the environment. These studies help improve the Company’s operations and further minimize the impact to sensitive resources at existing and future sites. For example, at our mining sites, research is conducted on topics such as wildlife protection, wetland re-establishment on mined lands, and local and regional groundwater conditions.
The Company has undertaken extensive efforts over the past year to identify and assess ecologically sensitive areas, including where we conduct mining operations. For example, Chemours completed nature and biodiversity

(9)
https://violationtracker.goodjobsfirst.org/violation-tracker/fl-chemours-company=fc-llc-0

(10)
https://violationtracker.goodjobsfirst.org/violation-tracker/fl-chemours-company=fc-llc-1

(11)
https://violationtracker.goodjobsfirst.org/violation-tracker/fl-chemours-company=fc-llc

(12)
https://enfo.gaepd.org/Details/73487

assessments with our third-party partner, Wildlife Habitat Council (WHC). This included using the Taskforce on Nature Related Financial Disclosures (TNFD) and the United Nations Environment Programme (UNEP) guidance to identify and understand the nature-related dependencies, impacts, risks and opportunities within Chemours operations and our value chain. In addition, for mining projects we gather information on biodiversity and ecologically sensitive areas from local and regional sources, including Georgia Department of Natural Resources, U.S. Fish and Wildlife Service, and NatureServe.
As part of our ordinary business practice, we carefully assess how our mining operations may affect biodiversity and other sensitive cultural and natural resources.
The Company’s existing Environment, Health, Safety, and Sustainability Policy (EHS&S Policy) addresses the need to assess the environmental implications of our current and prospective mining operations. Our protocols and practices for environmental assessment and planning for mining operations are consistent with the Company’s EHS&S Policy, are well-developed and comparable to those employed by professionals throughout the industry, and meet the requirements of multiple local, state, and federal regulations. Our environmental assessment for mining activity includes desktop and reconnaissance field studies that begin years in advance of an anticipated project start date. We work with internal and external project teams, including highly qualified independent consultants and research universities, to conduct detailed field studies to quantify potential impacts to biodiversity and other sensitive cultural and natural resources, evaluate alternatives to minimize environmental impacts, develop plans to mitigate unavoidable or potentially irreversible impacts to biodiversity and other sensitive cultural and natural resources, apply for necessary permits, implement impact mitigation measures, and conduct studies to demonstrate the effectiveness of impact mitigation. As part of our environmental assessment process, we seek input from stakeholders and actively engage with the community, landowners, and regulators to communicate our goals and efforts with respect to nature — including land management, habitat restoration, and protected species conservation.
The Company’s mining operations comply with applicable federal and local laws and regulations, including the Clean Water Act, Endangered Species Act, Historic Preservation Act, Clean Air Act, Georgia Air Quality Act, Georgia Groundwater Use Act, Georgia Surface Mining Act, and the Georgia Radiation Control Act. Furthermore, Chemours goes beyond its regulatory requirements by sponsoring independent research by academic experts at leading universities. This research helps us understand the impact of our mining operations on the natural environment and identify opportunities to improve our operations and processes to minimize or avoid our environmental impact, while also contributing to the general body of scientific knowledge. Examples of sponsored research projects include:
▪
10 years of research on gopher tortoise population dynamics, behavior, and health has dramatically advanced scientific understanding of gopher tortoise conservation and demonstrated that reclaimed mine lands provide quality habitats for tortoises. Additionally, carefully managed translocation of tortoises has helped establish reproductively viable populations on protected conservation lands;

▪
Research focused on the assessment of bird communities around active mines, on reclaimed lands, and at offsite locations. Birds serve as an excellent surrogate for all types of wildlife, so understanding the bird populations around our mine sites has helped us understand temporary impacts to wildlife and demonstrate how to re-establish wildlife on reclaimed lands; and

▪
Research focused on the assessment of plant and soil development in undisturbed and reclaimed wetlands to determine the effectiveness of re-establishing wetlands that are temporarily impacted by mining operations.

These efforts, among others, have resulted in our mining operations achieving independently audited compliance with the American Chemistry Council’s Responsible Care® RC14001 standard for production of mineral sand products.
•  •  •
2025 PROXY STATEMENT |	102

The Company thoughtfully examines the potential impacts of major corporate strategies, policies or actions so that it can make decisions that allow the Company to operate responsibly, safely and efficiently. In recognition of the complex considerations at play, the Board believes the Company’s management should have the ability to determine the best approach for assessing any reasonably likely impacts on biodiversity prior to commencing mining operations in ecologically sensitive areas, as well as any related financial, reputational or operational implications should those impacts occur.
Given the Company’s existing process for assessing how its mining operations may affect biodiversity, the Board believes the proposal’s request for “the Company to adopt a policy to assess any reasonably likely irreversible impacts on biodiversity prior to commencing mining operations in ecologically sensitive areas, as well as any related financial, reputational and operational implications for the Company should those impacts occur” is unnecessary and not in the best interests of the Company or its shareholders.
THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL.

Certain Relationships and Transactions
The Board has adopted “Policies and Procedures for Transactions with Related Persons” to assist it in reviewing, approving and ratifying Related Person Transactions and to assist the Company in preparing the disclosures that the rules and regulations of the SEC require to be included in the Company’s applicable SEC filings. Pursuant to the policies and procedures, any reported transaction between the Company and a “Related Person” that may qualify as a “Related Person Transaction” will be referred to the NCG Committee or any other committee comprised of independent directors designated by the Board.
The NCG Committee (or its Chair, under some circumstances) will determine whether to approve, ratify, disapprove or reject any Related Person Transaction following consideration of all relevant factors, including, without limitation, the following: (i) the commercial reasonableness of the transaction; (ii) the materiality of the Related Person’s direct or indirect interest in the transaction; (iii) whether the transaction may involve a conflict of interest, or the appearance of one; (iv) whether the transaction was in the ordinary course of business; (v) the benefits to the Company; (vi) the availability of other sources for comparable products or services; and (vii) the impact of the transaction on the Related Person’s independence under the Company’s Corporate Governance Guidelines and applicable regulatory and listing standards. Related Person Transactions will be approved or ratified only if they are determined to be in the best interests of the Company and its shareholders.
If a Related Person Transaction that has not been previously approved or ratified is discovered, the Related Person Transaction will be presented to the NCG Committee for ratification. If the NCG Committee does not ratify the Related Person Transaction, then the Company will ensure all appropriate disclosures regarding the transaction are made and, if appropriate, take all reasonable actions to attempt to terminate the Company’s participation in the transaction.
It is expected that the Company and its subsidiaries may purchase products and services from and/or sell products and services to companies of which certain of the Company’s directors or executive officers, or their immediate family members, are directors or employees. Chemours carries out transactions with these entities on customary terms, and, in many instances, the Company’s directors and executive officers may not be aware of them. To the Company’s knowledge, since the beginning of fiscal year 2024, no related person has had a material interest in any of the Company’s business transactions or relationships.
2025 PROXY STATEMENT |	104

Other Information
OTHER BUSINESS THAT MAY COME BEFORE THE MEETING
The Company does not intend to bring any other business before the Annual Meeting for action and has not been notified of any other business proposed to be brought before the Annual Meeting. However, if any other business should be properly presented for action, it is the intention of the persons named on the proxy card to vote in accordance with their judgment on such business.

2026 ANNUAL MEETING OF SHAREHOLDERS
Procedures for Submitting Shareholder Proposals and Nominations
If you want to include a shareholder proposal in the Proxy Statement for the Company’s 2026 Annual Meeting of Shareholders, your shareholder proposal must be delivered to the Company not later than November  20, 2025, and it must satisfy the rules and regulations of the SEC to be eligible for inclusion in the Proxy Statement for that meeting. If the date of the Company’s 2026 Annual Meeting of Shareholders changes by more than 30 days from the date that is the first anniversary of the 2025 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2026 Annual Meeting.
If you want to submit a shareholder proposal for the Company’s 2026 Annual Meeting of Shareholders and you do not require that the proposal be included in the Company’s proxy materials or want to submit a director nomination, your shareholder proposal or director nomination must be delivered to the Company not earlier than December 23, 2025 and not later than January 22, 2026. However, if the date of the 2026 Annual Meeting changes by more than 30 days from the date that is the first anniversary of the 2025 Annual Meeting, then any shareholder proposal or nomination must be received no later than the close of business on the tenth day following the date of public disclosure of the date of such meeting. Your notice must also include the information required by the Company’s Bylaws.
All shareholder proposals and director nominations must be delivered to the Company at the following address: The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary.
The Chair of the Annual Meeting or any other annual meeting or special meeting of shareholders may refuse to acknowledge the nomination or shareholder proposal of any person not made in compliance with the foregoing procedures and the Bylaws. A shareholder’s compliance with these procedures will not require the Company to include information regarding a proposed nominee in the Company’s proxy solicitation materials.
ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and schedules and a list of all exhibits, will be supplied without charge to any shareholder upon written request sent to The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Investor Relations. Exhibits to the Form 10-K are available for a reasonable fee. You may also view the Annual Report on Form 10-K and its exhibits online at the SEC website at www.sec.gov or on the Company’s website at https://investors.chemours.com.
IMPORTANT
We value the input and support of all shareholders. Whether your share holdings are large or small, please promptly submit your proxy by telephone, through the Internet or by mail.

General Information About the Meeting
Q.
Why am I being asked to review these materials?

A.
In order to solicit your proxy for its Annual Meeting of Shareholders, the Company must furnish you with these proxy materials, which contain information about the proposals to be voted upon at the Annual Meeting. As a shareholder, you are invited to participate in the Annual Meeting and are entitled and encouraged to vote on the proposals described in this Proxy Statement. These proxy materials and our Annual Report to Shareholders are first being mailed to shareholders and made available on the Internet on or about March 20, 2025.

Q.
How does the Board recommend I vote on the proposals described in this Proxy Statement?

MANAGEMENT PROPOSALS	BOARD VOTE RECOMMENDATION
Proposal 1 — Election of Directors Our Board is comprised of highly qualified directors with the depth and diversity of skills to support our refreshed corporate growth strategy	FOR EACH NOMINEE
Proposal 2 — Advisory Vote on Executive Compensation The CLDC believes that 2024 pay outcomes are aligned with our financial performance results and our shareholders’ experience	FOR
Proposal 3 — Ratification of Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP is qualified to serve as our independent auditor and possesses the expertise needed to audit our corporate financial statements
FOR
Proposal 4 — Proposal to Amend the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions with Respect to Certificate and Bylaw Amendments
The Board has determined that it is in the best interests of the Company and its shareholders to amend the Certificate to remove the supermajority voting requirements
FOR
Proposal 5 — Shareholder Proposal to Adopt Policy to Assess Biodiversity Impacts Prior to Commencing Mining Operations
The Board has determined that is it not in the best interests of the Company and its shareholders to approve this Proposal because it is unnecessary and duplicative.
AGAINST

Q.
Who may vote at the meeting?

A.
Only holders of record of Chemours common stock at the close of business on February 28, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote. On the Record Date, there were 149,440,788 shares of Chemours common stock outstanding and entitled to vote.

2025 PROXY STATEMENT |	106

Q.
How do I vote?

A.
If your shares are registered directly in your own name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” with respect to those shares, and these proxy materials have been sent directly to you. As a shareholder of record, you may submit your proxy in advance of the Annual Meeting using any of the following alternatives:

INTERNET	MAIL	TELEPHONE	DURING THE MEETING
Visit www.AALVote.com/CC. Have your proxy card available when you access the above website. Follow the prompts to vote your shares by Internet until 11:59 p.m., Eastern Time, on April 21, 2025.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.	Use any touch-tone telephone to vote your proxy. Call 1 866-804- 9616 Have your proxy card available when you call. Follow the voting instructions to vote your shares.
If you wish to vote your shares electronically during the virtual Annual Meeting, go to www.AALvote.com/CC during the Annual Meeting while the polls are open. You will need the control number on your proxy materials mailed to you, as applicable.

If, like most shareholders of the Company, you hold your shares through a broker, bank or other nominee, you are considered a “beneficial owner” of those shares, holding the shares in “street name.” If you are a beneficial owner of shares, you will receive instructions from your broker or other nominee describing how to vote your shares. To vote online during at the Annual Meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting. If you are a beneficial owner of shares, see “How will votes be counted on shares held through brokers?” below regarding the ability of a broker, bank or other nominee to vote uninstructed shares in its discretion and the effect of broker non-votes.
Q.
What is the deadline for voting if I do not plan to participate in the virtual Annual Meeting?

A.
You may submit your proxy via the Internet or by telephone until 11:59 p.m., Eastern Time, on April 21, 2025, or the Company’s agent must receive your paper proxy card by mail on or before April 18, 2025. If your shares are held in “street name,” please refer to the voting instructions from your broker, trustee or other nominee.

Q.
If I provide voting instructions and/or grant my proxy, who will vote my shares at the virtual Annual Meeting and how will they vote my shares?

A.
Shane Hostetter and Kristine M. Wellman are Officers of the Company and were named by the Board as proxy holders. They will vote all proxies, or record an abstention, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board.

Q.
Who will count the votes?

A.
A representative of Alliance Advisors, LLC, an independent tabulator, will count the vote and act as the inspector of election.

Q.
Can I change my vote after I have delivered my proxy?

A.
Yes. Submission of a later proxy by any means by the deadlines or voting online at the Annual Meeting will change your prior vote. Beneficial owners who wish to change their vote must follow the procedures provided by their broker, bank or other nominee.

Q.
Can I revoke a proxy?

A.
Yes. A shareholder of record may revoke a properly executed proxy at any time before its exercise by submitting a letter addressed to, and received by, the Corporate Secretary, by delivering later dated proxy instructions or by voting at the virtual meeting. Beneficial owners who wish to revoke their proxy should contact their broker, bank or other nominee.

Attendance at the meeting alone will not revoke a proxy. Without a legal proxy from the record owner, beneficial owners cannot revoke their proxies at the Annual Meeting because the actual registered shareholders  —  the broker, bank or other nominees  —  will not be present. Beneficial owners who wish to vote at the Annual Meeting must obtain a legal proxy from their broker, bank or other nominee.
Q.
What does it mean if I receive more than one SET OF PROXY MATERIALS?

A.
It means your shares are registered differently or are in more than one account. For all sets of proxy materials you receive, please submit your proxy by Internet for each control number you have been assigned or provide voting instructions for all proxy and voting instruction cards you receive, as applicable. The Company encourages you to register all your accounts in the same name and address. Registered shareholders may contact our transfer agent, Computershare Investor Services, P.O. Box 43006, Providence, RI 02940-3006, (866) 478-8569. Beneficial owners holding Chemours common stock through a broker, bank or other nominee should contact their broker, bank or nominee and request consolidation of their accounts.

Q.
What is a quorum? Why is a quorum required?

A.
Return of your proxy is important because a quorum is required for shareholders to conduct business at the meeting. The presence at the meeting, online or by proxy, of the holders of shares having a majority of the voting power represented by all issued and outstanding shares entitled to vote on the record date will constitute a quorum, permitting the Company to conduct the business of the meeting.

Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Because this proxy includes a “routine” management proposal, shares represented by “broker non-votes” will be counted in determining whether there is a quorum present. If there is not a quorum present at the virtual Annual Meeting, the Chair of the meeting may adjourn the Annual Meeting to a later time.
Q.
How will votes be counted on shares held through brokers?

A.
If you are a beneficial owner and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. The shares of a shareholder whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the virtual Annual Meeting so long as the shares are represented at the meeting.

In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of the election of directors (Proposal 1), advisory approval of executive compensation (Proposal 2), ratification of PwC LLP (Proposal 3) or the shareholder proposal on biodiversity (Proposal 5) being voted on at the Annual Meeting, assuming that a quorum is obtained. Broker-non votes will count as a vote “against” the
2025 PROXY STATEMENT |	108

proposal to approve certain amendments to the Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions (Proposal 4).
Q.
How many votes are needed to elect the director nominees and approve each of the proposals?

PROPOSAL	VOTE REQUIRED	BROKER DISCRETIONARY VOTING ALLOWED?
Elections of Directors	Majority of Votes Cast	No
Advisory Approval of Executive Compensation	Majority of Votes Represented and Entitled to Vote	No
Ratification of PwC LLP	Majority of Votes Represented and Entitled to Vote	Yes
Proposal to Amend the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions with Respect to Certificate and Bylaw Amendments	At least eighty percent (80%) of the voting power of the Company’s stock then outstanding	No
Shareholder Proposal to Adopt Policy to Assess Biodiversity Impacts Prior to Commencing Mining Operations	Majority of Votes Represented and Entitled to Vote	No
For the election of directors (Proposal 1), under the Bylaws, the number of votes cast “for” a nominee must exceed the number of votes cast “against” the nominee for the nominee to be elected as a director. Regarding the proposal to approve certain amendments to the Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions, our Certificate requires the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the Company’s stock then outstanding to approve the proposal. For all other matters, except as set forth in the Certificate, the Bylaws or applicable law, the approval of the holders of a majority of votes represented at the meeting and entitled to vote on the proposal is required for approval of a proposal under the Bylaws.
In accordance with the voting standards set forth above, abstentions from voting on a matter by a shareholder present in person or represented by proxy at the meeting have no effect on the election of directors but have the same effect as votes “against” the other proposals.
Q.
What happens if an incumbent director nominee does not receive a majority of the votes cast for his or her re-election at the Annual Meeting?

A.
Our Corporate Governance Guidelines provide that the Board shall nominate for election or re-election only those candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as a director, their irrevocable resignations contingent upon their failure to receive a majority of the votes cast for their election in an election that is not a contested election and the Board’s acceptance of such resignations. In the event an incumbent director fails to receive the required vote for re-election, the NCG Committee will make a recommendation to the Board as to whether to accept or reject the resignation of the incumbent director. The Board will act on the resignation, taking into account the recommendation of the NCG Committee, and publicly disclose its decision within ninety (90) days following certification of the election results. The NCG Committee in making its recommendation and the Board in making its decision may consider all facts and circumstances they consider relevant or appropriate in reaching their determinations.

Q.
Where can I find voting results of the Annual Meeting?

A.
We will announce preliminary general voting results at the meeting and publish final detailed voting results on a Current Report on Form 8-K that Chemours will file with the SEC within four business days after the meeting.

Q.
Who will bear the cost for soliciting votes for the Annual Meeting?

A.
We will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners and the fee to Innisfree M&A Incorporated (“Innisfree”), who will help the Company solicit proxies. Chemours anticipates that the fee to Innisfree will be approximately $15,000, plus expenses. In addition, proxies may be solicited by mail, email, in person, or by telephone or fax by certain of the Company’s directors, officers and other employees.

Q.
What do I need to do to attend the Annual Meeting virtually?

A.
Both shareholders of record and street name shareholders will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting by following the instructions below.

If you are a shareholder of record, you must:
▪
Follow the instructions provided on these proxy materials to first register at www.viewproxy.com/chemours/ 2025/VM by 11:59 p.m. Eastern Time on April 21, 2025. You will need to enter your name, phone number, virtual control number (included on these proxy materials) and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the virtual Annual Meeting.

▪
On the day of the virtual Annual Meeting, if you have properly registered, you may enter the virtual Annual Meeting by logging in using the password you received via email by clicking on the link in your registration confirmation. (If you wish to vote you will need the virtual control number included on these proxy materials).

▪
If you wish to vote your shares electronically at the virtual Annual Meeting, you will need to click on http://www.AALvote.com/CC during the Annual Meeting while the polls are open (you will need the virtual control number included on these proxy materials).

If you are a street name shareholder, you must:
▪
Register at www.viewproxy.com/Chemours/2025/VM by 11:59 p.m. Eastern Time on April 18, 2025. You will need to enter your name, phone number and email address, and if you want to vote at the meeting, provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to virtualmeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, as well as the password to attend the virtual Annual Meeting. Please note, if you do not provide a copy of the legal proxy, you may still attend the virtual Annual Meeting, but you will be unable to vote your shares electronically at the virtual Annual Meeting.

▪
On the day of the virtual Annual Meeting, if you have properly registered, you may enter the virtual Annual Meeting by logging in using the password you received via email by clicking on the link in your registration confirmation. (If you wish to vote you will need the virtual control number assigned to you in your registration confirmation email).

▪
If you wish to vote your shares electronically at the virtual Annual Meeting, you will need to click http://www.AALvote.com/CC during the virtual Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email). Further instructions on how to attend the Annual Meeting via live audio webcast, including how to vote your shares electronically at the virtual Annual Meeting are posted on www.viewproxy.com/chemours/2025/VM under Frequently Asked Questions (FAQ). The Annual Meeting live audio webcast will begin promptly at 10:00 a.m. Eastern Daylight Time on April 22, 2025. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:30 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

2025 PROXY STATEMENT |	110

We have created and implemented the virtual format in order to facilitate shareholder attendance and participation by enabling shareholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
A virtual Annual Meeting makes it possible for more shareholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our shareholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase shareholder communication. For example, the virtual format allows shareholders to communicate during the Annual Meeting so they can ask questions of our Board of Directors or management. During the live Q&A session of the virtual Annual Meeting, we may answer questions as they come in, to the extent they are relevant to the business of the Annual Meeting, as time permits.
Q.
Can I access future annual meeting materials through the Internet rather than receiving them by mail?

A.
Yes. Shareholders of record can sign up for electronic delivery at www.allianceproxy.com/chemours/2025. If you submit your proxy through the Internet, you can also sign up for electronic delivery by following the instructions that appear after you finish voting. You will receive an e-mail next year containing links to our Annual Report to Shareholders and the Proxy Statement for the 2026 Annual Meeting.

Beneficial owners may also have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker or other nominee regarding the availability of this service. This procedure reduces the printing costs and fees the Company incurs in connection with the solicitation of proxies.
Q.
WHAT PROXY MATERIALS ARE AVAILABLE ON THE INTERNET?

A.
The Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report are available at www.allianceproxy.com/chemours/2025.

Q.
What is “householding”?

A.
As permitted by SEC rules, the Company has adopted a procedure called “householding,” under which multiple shareholders who have the same address will receive a single set of proxy materials, unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies.

Shareholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs.
If you are a registered holder and would like to participate in householding, or if you participate in householding and would like to receive a separate set of proxy materials, please contact Alliance Advisors, LLC by calling 1-877-777-2857 or by e-mailing requests@viewproxy.com. Beneficial owners should contact their broker or other nominee for information about householding.
Q.
How can I communicate with the Company’s Board?

A.
Shareholders and other interested parties may send communications to the Board in care of the Corporate Secretary, The Chemours Company, 1007 Market Street, Wilmington, Delaware 19801. Please indicate whether your message is for the Board as a whole, a particular group or committee of directors, or an individual director.

Q.
What if I have additional questions?

A.
If you have additional questions about the Annual Meeting or any of the information presented in this Proxy Statement, you may direct your questions to Chemours Investor Relations at annualmeeting@chemours.com, or call (302) 773-3291. Alternatively, you may call our proxy solicitor, Innisfree M&A Incorporated, at (877) 750-8315 (toll-free from the U.S. and Canada) or at +1 (412) 232-3651 (from other countries). Web links throughout this document are provided for convenience only and are not intended to be active hyperlinks to the referenced websites. The content on the referenced websites does not constitute a part of this Proxy Statement.

2025 PROXY STATEMENT |	112

Appendix A — Supplemental Information
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(Dollars in millions)
The Company believes the presentation of these non-GAAP financial measures, when used in conjunction with GAAP financial measures, is a useful financial analysis tool that can assist investors in assessing the Company’s operating performance and underlying prospects. This analysis should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. This analysis should be read in conjunction with the Company’s financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission. The non- GAAP financial measures used by the Company may be different from the methods used by other companies.

GAAP Net Income (Loss) Attributable to Chemours to Adjusted Net Income and Adjusted EBITDA Reconciliation
Adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) is defined as income (loss) before income taxes, excluding the following items: interest expense, depreciation, and amortization; non-operating pension and other post-retirement employee benefit costs, which represents the components of net periodic pension costs excluding the service cost component; exchange (gains) losses included in other income (expense), net; restructuring, asset- related, and other charges; (gains) losses on sales of businesses or assets; and, other items not considered indicative of the Company’s ongoing operational performance and expected to occur infrequently, including certain litigation related and environmental charges and Qualified Spend reimbursable by DuPont and/or Corteva as part of the Company’s cost- sharing agreement under the terms of the MOU that were previously excluded from Adjusted EBITDA. Adjusted Net Income is defined as net income (loss) attributable to Chemours, adjusted for items excluded from Adjusted EBITDA, except interest expense, depreciation, amortization, and certain provision for (benefit from) income tax amounts.

	Year Ended December 31,
	2024	2023
Income (loss) before income taxes	$127	$(318)
Net income (loss) income attributable to Chemours	86	(238)
Non-operating pension and other post-retirement employee benefit cost	(3)	0
Exchange losses, net	9	38
Restructuring, asset-related, and other charges(1)	58	153
Goodwill impairment charge(2)	56	0
Loss on extinguishment of debt	1	1
Gain on sales of assets and businesses, net(3)	(3)	(110)
Transaction costs(4)	2	16
Qualified spend recovery(5)	(26)	(54)
Litigation-related charges(6)	(15)	764
Environmental charges(7)	15	9
Adjustments made to income taxes(8)	4	(19)
Benefit from income taxes relating to reconciling items(9)	(2)	(135)
Adjusted Net Income	182	425
Net income attributable to non-controlling interests	0	1
Interest expense, net	264	208
Depreciation and amortization	301	307
All remaining provision for income taxes	39	73
Adjusted EBITDA	$786	$1,014

(1)
For the year ended December 31, 2024, restructuring, asset-related and other charges primarily includes charges related to the 2024 Restructuring Program and Titanium Technologies Transformation Plan. For the year ended December 31, 2023, restructuring, asset-related and other charges primarily includes charges related to the Titanium Technologies Transformation Plan and our decision to abandon implementation of our new ERP software platform. Refer to “Note 7 — Restructuring, Asset-related, and Other Charges” to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for further details.

(2)
Represents a non-cash goodwill impairment charge in the APM unit, which is discussed further in “Note 15 — Goodwill and Other Intangibles, Net” to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024.

(3)
For the year ended December 31, 2023, other income, net includes a pre-tax gain on sale of  $106 million related to the Glycolic Acid Transaction. Refer to “Note 8 — Other Income, Net” to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for further details.

(4)
For the year ended December 31, 2023, transaction costs includes $7 million of costs associated with the Senior Secured Credit Facilities entered into during 2023, which is discussed in further detail in “Note 20 — Debt” to the Consolidated Financial Statements in our Annual Report on Form 10-K, and $9 million of third-party costs related to the Titanium Technologies Transformation Plan.

(5)
Qualified spend recovery represents costs and expenses that were previously excluded from Adjusted EBITDA, reimbursable by DuPont and/or Corteva as part of our cost-sharing agreement under the terms of the MOU which is discussed in further detail in “Note 22 — Commitments and Contingent Liabilities” to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024.

2025 PROXY STATEMENT |	114

(6)
Litigation-related charges pertains to litigation settlements, PFOA drinking water treatment accruals, and other related legal fees. For the year ended December 31, 2024, litigation-related charges includes $44 million of benefits from insurance recoveries, along with a $29 million accrual for the Ohio MDL. For the year ended December 31, 2023, litigation-related charges includes the $592 million accrual related to the United States Public Water System Class Action Suit Settlement plus $24 million of third-party legal fees directly related to the settlement, $55 million of charges related to the Company’s portion of Chemours, DuPont, Corteva, EID and the State of Ohio’s agreement entered into in November 2023, $13 million related to the Company’s portion of the supplemental payment to the State of Delaware, $76 million for other PFAS litigation matters, and $4 million of other litigation matters. See “Note 22 — Commitments and Contingent Liabilities” to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for further details.

(7)
Environmental charges pertains to management’s assessment of estimated liabilities associated with certain environmental remediation expenses at various sites. For the year ended December 31, 2024, environmental charges primarily includes off-site remediation costs at Dordrecht Works. See “Note 22 — Commitments and Contingent Liabilities” to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for further details.

(8)
Includes the removal of certain discrete income tax impacts within our provision for income taxes, such as shortfalls and windfalls on our share-based payments, certain return-to-accrual adjustments, valuation allowance adjustments, unrealized gains and losses on foreign exchange rate changes, and other discrete income tax items.

(9)
The income tax impacts included in this caption are determined using the applicable rates in the taxing jurisdictions in which income or expense occurred for each of the reconciling items and represent both current and deferred income tax expense or benefit based on the nature of the non-GAAP financial measure.

GAAP Earnings per Share to Adjusted Earnings per Share Reconciliation
Adjusted earnings per share (“Adjusted EPS”) is calculated by dividing Adjusted Net Income by the weighted-average number of common shares outstanding. Diluted Adjusted EPS accounts for the dilutive impact of stock-based compensation awards, which includes unvested restricted shares. Diluted Adjusted EPS considers the impact of potentially-dilutive securities, except in periods in which there is a loss because the inclusion of the potentially-dilutive securities would have an anti-dilutive effect.
	Year Ended December 31,
	2024	2023
Numerator:
Net income (loss) attributable to Chemours	$86	$(238)
Adjusted Net Income	182	425
Denominator:
Weighted-average number of common shares outstanding – basic	149,494,462	148,912,397
Dilutive effect of the Company’s employee compensation plans(1)	677,827	1,584,958
Weighted-average number of common shares outstanding – diluted(1)	150,172,289	150,497,355
Basic earnings (loss) per share of common stock(2)	$0.58	$(1.60)
Diluted earnings (loss) per share of common stock(1)(2)	0.57	(1.60)
Adjusted basic earnings per share of common stock(2)	1.21	2.85
Adjusted diluted earnings per share of common stock(1)(2)	1.21	2.82

(1)
In periods where the Company incurs a net loss, the impact of potentially dilutive securities is excluded from the calculation of EPS under U.S. GAAP, as their inclusion would have an anti-dilutive effect. As such, with respect to the U.S. GAAP measure of diluted EPS, the impact of potentially dilutive securities is excluded from our calculation for the year ended December 31, 2023. With respect to the non-GAAP measure of adjusted diluted EPS, the impact of potentially dilutive securities is included in our calculation for year ended December 31, 2023, as Adjusted Net Income was in a net income position.

(2)
Figures may not recalculate exactly due to rounding. Basic and diluted earnings per share are calculated based on unrounded numbers.

Appendix B
FORM OF PROPOSED AMENDMENTS
The Amended and Restated Certificate of Incorporation of The Chemours Company (the “Certificate”) is hereby amended, effective [      ], 2025, to amend and restate Article IX of the Certificate in its entirety as follows:
ARTICLE IX
AMENDMENT
Section 9.01 Certificate of Incorporation. The Corporation shall have the right, from time to time, to amend, alter, change or repeal any provision of this Certificate of Incorporation in any manner now or hereafter provided by this Certificate of Incorporation, the Bylaws of the Corporation or the DGCL, and all rights, preferences, privileges and powers of any kind conferred upon any director or stockholder of the Corporation by this Certificate of Incorporation or any amendment thereof are conferred subject to such right. ~~Notwithstanding anything contained in this Certificate of Incorporation to the contrary (and in addition to any vote required by law), the affirmative vote of the holders of at least 80% of the voting power of the shares entitled to vote for the election of directors shall be required to amend, alter, change, or repeal or to adopt any provision inconsistent with Article V (other than Section 5.05(b)), Article VI, Article VII and this Article IX; provided further, that if the stockholders do not approve the Classification Proposal, then following the date of the 2016 annual meeting of the Corporation, Section 5.04 and Section 5.05(a) may be amended, altered, changed or repealed by the affirmative vote of the stockholders required by law.~~
Section 9.02 Bylaws. In furtherance and not in limitation of the powers conferred by law, the board of directors is expressly authorized and empowered, without the assent or vote of the stockholders, to adopt, amend and repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the board of directors shall require the approval by the majority of the entire board of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation in accordance with this Certificate of Incorporation, the Bylaws of the Corporation or the DGCL~~; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 80% of the voting power of the shares entitled to vote for the election of directors shall be required to amend, repeal or adopt any provision of the Bylaws of the Corporation~~.

2025 PROXY STATEMENT |	116

PROXYThe Chemours CompanyPROXY FOR VIRTUAL ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 22, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDThe undersigned hereby appoints Shane Hostetter and Kristine M. Wellman, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Virtual Annual Meeting of Shareholders (the “Annual Meeting”) of The Chemours Company (the “Company”) to be held on April 22, 2025, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4 AND “AGAINST” PROPOSAL5. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.(Continued and to be marked, dated and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.If you plan to attend the Virtual Annual Meeting, you must be a holder of Company shares as of the Record Date of February 28, 2025, and you must register at www.viewproxy.com/chemours/2025/VM by 11:59 p.m. Eastern Time on April 21, 2025. For more information on how to attend the Virtual Annual Meeting, see “General Information about the Meeting-What do I need to do to attend the Annual Meeting virtually?” in the proxy statement.Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Shareholders to be held April 22, 2025The Proxy Statement and our 2024 Annual Report to Shareholders are available at: http://www.allianceproxy.com/chemours/2025

The Board of Directors recommends you vote FOR each of the nominees named in Proposal 1, and FOR Proposals 2, 3 and 4 and AGAINST Proposal 5.Proposal 1 – Election of Directors to Serve One-Year Terms expiring at the Annual Meeting of Shareholders in 2026.Nominees:FORAGAINSTABSTAIN1a. George R. Brokaw□ □ □1b. Alister Cowan□ □ □1c. Mary B. Cranston□ □ □1d. Denise Dignam□ □ □1e. Dawn L. Farrell□ □ □1f. Pamela F. Fletcher□ □ □1g. Erin N. Kane□ □ □1h. Joseph D. Kava□ □ □1i. Sean D. Keohane□ □ □1j. Courtney Mather□ □ □ 1k. Livingston L. Satterthwaite□ □ □ 1l. Leslie M. Turner□ □ □ DO NOT PRINT IN THIS AREA(Shareholder Name & Address Data) Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) □ Please mark your votes like this in blue or black ink x Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation.□ FOR □ AGAINST □ ABSTAINProposal 3 – Ratification of Selection of PricewaterhouseCoopers LLP for fiscal year 2025.□ FOR □ AGAINST □ ABSTAINProposal 4 – Proposal to Amend the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions with respect to Certificate and Bylaw Amendments.□ FOR □ AGAINST □ ABSTAINProposal 5 – Shareholder Proposal to Adopt a Policy to Assess Biodiversity Impacts prior to commencing Mining Operations.□ FOR □ AGAINST □ ABSTAIN NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Date Signature (Joint Owners) Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.As a shareholder of The Chemours Company, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on April 21, 2025.CONTROL NUMBER PROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone INTERNETVote Your Proxy on the Internet: Go to www.AALVote.com/CCHave your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONEVote Your Proxy by Phone: Call 1 866-804-9616Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call.Follow the voting instructions to vote your shares. MAILVote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.